Prospectus
10.01.04

PIMCO Bond Funds Receive this electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery.

Share Classes	SHORT DURATION BOND FUNDS	INTERNATIONAL BOND FUNDS
A B C

Money Market Fund

Short-Term Fund

Low Duration Fund

Floating Income Fund

INTERMEDIATE DURATION BOND FUNDS

Diversified Income Fund

Investment Grade Corporate Bond Fund

LONG DURATION BOND FUNDS

Long-Term U.S. Government Fund

Global Bond Fund (U.S. Dollar-Hedged)

Foreign Bond Fund (Unhedged)

Foreign Bond Fund (U.S. Dollar-Hedged)

Emerging Markets Bond Fund

HIGH YIELD BOND FUNDS

High Yield Fund

MORTGAGE-BACKED BOND FUNDS

GNMA Fund

Total Return Mortgage Fund

This cover is not part of the prospectus.

PIMCO Funds Prospectus

PIMCO Funds: Pacific Investment Management Series

October 1, 2004

Share Classes A, B and C

This prospectus describes 14 mutual funds offered by PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2004, PIMCO managed approximately $392 billion in assets.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality (1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%
	Floating Income	Variable and floating-rate securities and their economic equivalents	0–1 year	Caa to Aaa; max 10% below B	0–30%
	Short-Term	Money market instruments and short maturity fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0–10%
	Low Duration	Short maturity fixed income securities	1–3 years	B to Aaa; max 10% below Baa	0–30%
Intermediate Duration Bond Funds	Diversified Income	Investment grade corporate, emerging market and high yield fixed income securities	3–8 years	Max 10% below B	0–30%
	Investment Grade Corporate Bond	Corporate fixed income securities	3–7 years	B to Aaa; max 10% below Baa	0–30%
Long Duration Bond Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%
International Bond Funds	Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income securities	3–7 years	B to Aaa; max 10% below Baa	25–75%(3)
	Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income securities	3–7 years	B to Aaa; max 10% below Baa	≥ 80%(3)
	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income securities	3–7 years	B to Aaa; max 10% below Baa	≥ 80%(3)
	Emerging Markets Bond	Emerging market fixed income securities	0–8 years	Max 15% below B	≥ 80%(3)
High Yield Bond Funds	High Yield	Higher yielding fixed income securities	2–6 years	Caa to Aaa; min 80% below Baa subject to max 5% Caa	0–20%
Mortgage-Backed Bond Funds	GNMA	Short to intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%
	Total Return Mortgage	Short to intermediate maturity mortgage-related fixed income securities	1–7 years	Baa to Aaa; max 10% below Aaa	0%

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Fund (except the Long-Term U.S. Government Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.

2	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Fixed Income Instruments

Consistent with each Fund’s investment policies, each Fund invests in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Each Fund differs from the others primarily in the length of the Fund’s duration or the proportion of its investments in certain types of fixed income securities.

The Funds may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s and S&P may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1,2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B1 by Moody’s, or B- by S&P, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	3

PIMCO Diversified Income Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return consistent with prudent investment management Fund Category Intermediate Duration Bond	Fund Focus Investment grade corporate, high yield and emerging market fixed income securities Average Portfolio Duration 3–8 years	Credit Quality Maximum 10% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to eight-year time frame based on PIMCO’s forecast for interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limit, in fixed income securities of issuers that economically are tied to emerging securities markets.

The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

4	PIMCO Funds: Pacific Investment Management Series

PIMCO Diversified Income Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1%(3)	2%
Class B	None	3.50%(4)	2%
Class C	None	1%(5)	2%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)(3)	Total Annual Fund Operating Expenses	Expense Reduction(4)	Net Fund Operating Expenses
Class A	0.45%	0.25%	0.46%	1.16%	(0.01)%	1.15%
Class B	0.45	1.00	0.46	1.91	(0.01)	1.90
Class C	0.45	1.00	0.46	1.91	(0.01)	1.90

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.45% and organizational expenses.
(3)	Effective October 1, 2004, the Fund’s administrative fee was reduced by 0.05%, to 0.45% per annum.
(4)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 1.15% for Class A, and 1.90% for Class B and Class C. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$488	$727	$ 984	$1,720	$488	$727	$ 984	$1,720
Class B	543	797	1,076	1,764*	193	597	1,026	1,764*
Class C	293	597	1,026	2,222	193	597	1,026	2,222
*	For Class B shares purchased prior to October 1, 2004, this amount is $2,027.

Prospectus	5

PIMCO Emerging Markets Bond Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category International Bond	Fund Focus Emerging market fixed income securities Average Portfolio Duration 0–8 years	Credit Quality Maximum 15% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	PIMCO Funds: Pacific Investment Management Series

PIMCO Emerging Markets Bond Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/04–6/30/04	-3.39%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/02–12/31/02)	16.91%

	Lowest (7/1/98–9/30/98)	-21.14%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (7/31/97)
Class A Return Before Taxes	26.07%	21.07%	13.22%
Class A Return After Taxes on Distributions(1)	20.05%	15.37%	8.06%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	17.04%	14.58%	7.91%
Class B Return Before Taxes	26.03%	21.09%	13.17%
Class C Return Before Taxes	30.03%	21.32%	13.20%
J.P. Morgan Emerging Markets Bond Index Global(2)	25.65%	15.40%	9.28%
Lipper Emerging Market Debt Fund Average(3)	30.07%	17.69%	8.61%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index which tracks the total return of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments. The Fund changed its benchmark index because the J.P. Morgan Emerging Markets Bond Index Global more closely reflects the universe of securities in which the Fund now invests. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Emerging Market Debt Fund Average is a total return performance average of funds tracked by Lipper, Inc. that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1%(3)	2%

Class B	None	3.50%(4)	2%

Class C	None	1%(5)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.55%	1.25%

Class B	0.45	1.00	0.55	2.00

Class C	0.45	1.00	0.55	2.00
(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.55%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$498	$757	$1,036	$1,830	$498	$757	$1,036	$1,830
Class B	553	827	1,128	1,873*	203	627	1,078	1,873*
Class C	303	627	1,078	2,327	203	627	1,078	2,327
*	For Class B shares purchased prior to January 1, 2002, this amount is $2,043. For Class B shares purchased from January 1, 2002 through September 30, 2004, this amount is $2,346.

Prospectus	7

PIMCO Floating Income Fund

Principal Investments and Strategies	Investment Objective Maximum current yield consistent with prudent investment management	Fund Focus Variable and floating-rate securities and their economic equivalents Average Portfolio Duration 0-1 year	Credit Quality Caa to Aaa; maximum 10% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of variable and floating-rate securities, securities with durations of less than or equal to one year, and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Fund may invest in each of the categories of securities listed under “Fixed Income Instruments” on page 3 of this prospectus. Variable and floating-rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or by S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limit, in securities of issuers that are economically tied to emerging market countries.

The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S.-dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Variable Dividend Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund has not commenced performance as of the date of this prospectus. Thus, no bar chart or annual returns table is included for the Fund.

8	PIMCO Funds: Pacific Investment Management Series

PIMCO Floating Income Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	2.25%	0.50%(3)	2%
Class C	None	1%(4)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Class A	0.30%	0.25%	0.85%	1.40%	(0.45)%	0.95%
Class C	0.30	0.55	0.85	1.70	(0.45)	1.25
(1)	Due to the 12b-1 distribution fee for Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.40%, organizational expenses and pro rata Trustees fees.
(3)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 0.95% for Class A and 1.25% for Class C. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$320	$521	$320	$521
Class C	$227	$397	$127	$397

Prospectus	9

PIMCO Foreign Bond Fund (Unhedged)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity non-U.S. fixed income securities Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

10	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (Unhedged) (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1%(3)	2%
Class C	None	1%(4)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Class A	0.25%	0.25%	0.72%	1.22%	(0.27)%	0.95%
Class C	0.25	1.00	0.72	1.97	(0.27)	1.70
(1)	Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.45%, organizational expenses and pro rata Trustees frees.
(3)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 0.95% for Class A and 1.70% for Class C. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$468	$666	$468	$666
Class C	273	536	173	536

Prospectus	11

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category International Bond	Fund Focus Intermediate maturity hedged non-U.S. fixed income securities Average Portfolio Maturity 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies. The Fund will normally hedge at least 80% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of the Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund. To the extent the Fund invests a significant portion of its assets in a concentrated geographical area, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/20/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/04–6/30/04	1.47%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/95–12/31/95)	7.12%

	Lowest (1/1/94–3/31/94)	-4.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-1.54%	4.83%	7.15%
Class A Return After Taxes on Distributions(1)	-2.91%	2.51%	4.01%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.72%	2.67%	4.09%
Class B Return Before Taxes	-2.58%	4.69%	7.08%
Class C Return Before Taxes	1.34%	5.01%	6.84%
J.P. Morgan Non-U.S. Global Government Bond Index (Hedged)(2)	1.98%	5.41%	7.41%
Lipper International Income Fund Average(3)	15.50%	5.84%	6.76%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The J.P. Morgan Non-U.S. Global Government Bond Index (Hedged) in an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper International Income Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1%(3)	2%
Class B	None	3.5%(4)	2%
Class C	None	1%(5)	2%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.46%	0.96%
Class B	0.25	1.00	0.46	1.71
Class C	0.25	1.00	0.46	1.71

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.45% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.95% for Class A and 1.70% for Class B and Class C. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$469	$669	$886	$1,509	$469	$669	$886	$1,509
Class B	524	739	978	1,546*	174	539	928	1,546*
Class C	274	539	928	2,019	174	539	928	2,019
*	For Class B shares purchased prior to January 1, 2002, this amount is $1,723. For Class B shares purchased from January 1, 2002 through September 30, 2004, the amount is $1,969.

Prospectus	13

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital Fund Category International Bond	Fund Focus U.S. and hedged non-U.S. intermediate maturity fixed income securities Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies or the U.S. dollar. The Fund will normally hedge at least 80% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	PIMCO Funds: Pacific Investment Management Series

PIMCO Global Bond Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	1.22%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (07/01/96–09/30/96)	5.29%

	Lowest (04/01/99–06/30/99)	-1.82%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (10/2/95)(4)
Class A Return Before Taxes	-1.14%	5.24%	7.38%
Class A Return After Taxes on Distributions(1)	-2.38%	2.89%	4.26%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.50%	2.99%	4.34%
Class B Return Before Taxes	-2.20%	5.09%	7.27%
Class C Return Before Taxes	1.76%	5.42%	7.16%
J.P. Morgan Global Index (Hedged)(2)	2.09%	5.55%	7.63%
Lipper Global Income Fund Average(3)	13.76%	5.81%	6.63%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The J.P. Morgan Global Index (Hedged) is an unmanaged index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Global Income Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not take into account sales charges or taxes.
(4)	The Fund commenced operations on 10/2/95. Index comparisons begin on 9/30/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1%(3)	2%
Class B	None	3.5%(4)	2%
Class C	None	1%(5)	2%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.46%	0.96%
Class B	0.25	1.00	0.46	1.71
Class C	0.25	1.00	0.46	1.71

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.45% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.95% for Class A and 1.70% for Class B and Class C. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$469	$669	$886	$1,509	$469	$669	$886	$1,509
Class B	524	739	978	1,552*	174	539	928	1,552*
Class C	274	539	928	2,019	174	539	928	2,019
*	For Class B shares purchased prior to January 1, 2002, this amount is $1,727. For Class B shares purchased from January 1, 2002 through September 30, 2004, this amount is $1,972.

Prospectus	15

PIMCO GNMA Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Mortgage-Backed Bond	Fund Focus Short to intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1–7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”). The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (11/30/00), Class B and C shares (5/31/01), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	PIMCO Funds: Pacific Investment Management Series

PIMCO GNMA Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	0.73%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (07/1/01–09/30/01)	4.55%

	Lowest (10/1/99–12/31/99)	-0.58%
(Calendar Year End through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (7/31/97)
Class A Return Before Taxes	-1.71%	6.31%	6.47%
Class A Return After Taxes on Distributions(1)	-2.81%	4.18%	4.21%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.12%	4.05%	4.09%
Class B Return Before Taxes	-2.82%	6.14%	6.40%
Class C Return Before Taxes	1.17%	6.47%	6.41%
Lehman Brothers GNMA Index(2)	2.85%	6.50%	6.69%
Lipper GNMA Fund Average(3)	1.96%	5.61%	5.84%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Lehman Brothers GNMA Index is an unmanaged index of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper GNMA Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in Government National Mortgage Association securities. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1%(3)	2%
Class B	None	3.5%(4)	2%
Class C	None	1%(5)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.42%	0.92%
Class B	0.25	1.00	0.42	1.67
Class C	0.25	1.00	0.42	1.67
(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.40% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.90% for Class A and 1.65% for Class B and Class C. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$465	$657	$865	$1,464	$465	$657	$865	$1,464
Class B	520	726	957	1,507*	170	526	907	1,507*
Class C	270	526	907	1,976	170	526	907	1,976
*	For Class B shares purchased prior to January 1, 2002, this amount is $1,683. For Class B shares purchased from January 1, 2002 through September 30, 2004, this amount is $1,920.

Prospectus	17

PIMCO High Yield Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category High Yield Bond	Fund Focus Higher yielding fixed income securities Average Portfolio Duration 2–6 years	Credit Quality Caa to Aaa; minimum 80% below Baa subject to maximum 5% Caa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its assets in securities rated Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/13/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	PIMCO Funds: Pacific Investment Management Series

PIMCO High Yield Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/04–6/30/04	-0.42%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/02–12/31/02)	8.74%

	Lowest (4/1/02–6/30/02)	-5.01%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	17.66%	4.30%	7.26%
Class A Return After Taxes on Distributions(1)	14.76%	1.12%	3.78%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	11.33%	1.61%	3.96%
Class B Return Before Taxes	17.30%	4.19%	7.21%
Class C Return Before Taxes	21.29%	4.48%	6.97%
Merrill Lynch U.S. High Yield BB-B Rated Index(2)	22.95%	4.75%	6.88%
Lipper High Current Yield Fund Average(3)	24.34%	3.57%	5.00%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper High Current Yield Fund Average is a total return performance average of funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1%(3)	2%
Class B	None	3.5%(4)	2%
Class C	None	1%(5)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.40%	0.90%
Class B	0.25	1.00	0.40	1.65
Class C	0.25	1.00	0.40	1.65
(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$463	$651	$ 855	$1,441	$463	$651	$855	$1,441
Class B	518	720	947	1,485*	168	520	897	1,485*
Class C	268	520	897	1,955	168	520	897	1,955
*	For Class B shares purchased prior to January 1, 2002, this amount is $1,661. For Class B shares purchased from January 1, 2002 through September 30, 2004, this amount is $1,754.

Prospectus	19

PIMCO Investment Grade Corporate Bond Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Class A or C shares for a full calendar year. Although Class A, Class C and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than the Institutional Class performance because of the higher expenses paid by Class A and Class C shares, including the distribution and/or service (12b-1) fees paid by the Class A and Class C shares. The Fund’s past performance, before and after taxes, is not necessarily and indication of how the Fund will perform in the future.

20	PIMCO Funds: Pacific Investment Management Series

PIMCO Investment Grade Corporate Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04–6/30/04	-0.22%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	5.86%

	Lowest (3rd Qtr. ‘03)	-0.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (4/28/00)(4)
Institutional Class Return Before Taxes	10.37%	11.52%
Institutional Class Return After Taxes on Distributions(1)	7.61%	7.74%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.69%	7.52%
Lehman Brothers Credit Investment Grade Index(2)	7.70%	10.24%
Lipper Intermediate Investment Grade Debt Fund Average(3)	4.55%	7.96%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only.
(2)	The Lehman Brothers Credit Investment Grade Index is an unmanaged index comprised of investment grade corporate bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Intermediate Investment Grade Debt Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges or taxes.
(4)	Institutional Class shares of the Fund began operations on 4/28/00. Index comparisons began on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1%(3)	2%
Class C	None	1%(4)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.40%	0.90%
Class C	0.25	1.00	0.40	1.65
(1)	Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$463	$651	$855	$1,441	$463	$651	$855	$1,441
Class C	268	520	897	1,955	168	520	897	1,955

Prospectus	21

PIMCO Long-Term U.S. Government Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Long Duration Bond	Fund Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Fund also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s or S&P, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or AA by S&P.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/20/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	PIMCO Funds: Pacific Investment Management Series

PIMCO Long-Term U.S. Government Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	-0.79%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/02–9/30/02)	11.19%

	Lowest (1/1/96–3/31/96)	-6.35%

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-1.35%	6.17%	7.79%
Class A Return After Taxes on Distributions(1)	-2.98%	3.67%	4.77%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.66%	3.77%	4.78%
Class B Return Before Taxes	-2.36%	6.05%	7.72%
Class C Return Before Taxes	1.55%	6.36%	7.49%
Lehman Long-Term Treasury Index(2)	2.48%	6.49%	7.90%
Lipper General U.S. Government Fund Average(3)	1.30%	5.16%	5.69%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper General U.S. Government Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1%(3)	2%
Class B	None	3.5%(4)	2%
Class C	None	1%(5)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.41%	0.91%
Class B	0.25	1.00	0.41	1.66
Class C	0.25	1.00	0.41	1.66
(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.40% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.90% for Class A and 1.65% for Class B and Class C. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$464	$654	$860	$1,453	$464	$654	$860	$1,453
Class B	519	723	952	1,496*	169	523	902	1,496*
Class C	269	524	903	1,967	169	524	903	1,967
*	For Class B shares purchased prior to January 1, 2002, this amount is $1,672. For Class B shares purchased from January 1, 2002 through September 30, 2004, this amount is $1,907.

Prospectus	23

PIMCO Low Duration Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Short Duration Bond	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1–3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/13/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/04–6/30/04	0.27%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (04/1/95–06/30/95)	3.51%

	Lowest (1/1/94–3/31/94)	-0.44%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-0.59%	4.70%	5.48%
Class A Return After Taxes on Distributions(1)	-1.53%	2.67%	3.19%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.38%	2.73%	3.21%
Class B Return Before Taxes	-3.26%	4.21%	5.24%
Class C Return Before Taxes	0.98%	4.81%	5.28%
Merrill Lynch 1-3 Year Treasury Index(2)	1.90%	5.37%	5.68%
Lipper Short Investment Grade Debt Fund Average(3)	2.49%	4.95%	5.15%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Investment Grade Debt Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	2.25%	0.75%(3)	2%
Class B	None	5%(4)(5)	2%
Class C	None	1%(6)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	Class B shares are available only through exchanges of Class B shares of other Funds.
(6)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.40%	0.90%
Class B	0.25	1.00	0.40	1.65
Class C	0.25	0.75	0.40	1.40
(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$315	$506	$ 712	$1,308	$315	$506	$712	$1,308
Class B	668	820	1,097	1,754*	168	520	897	1,754*
Class C	243	443	766	1,680	143	443	766	1,680
*	For Class B shares purchased prior to January 1, 2002, this amount is $1,661.

Prospectus	25

PIMCO Money Market Fund

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity Fund Category Short Duration Bond	Fund Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% Prime 1; ≤ 5% Prime 2 Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Foreign Investment Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/13/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. To obtain the Fund’s current yield, call 1-800-426-0107. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

26	PIMCO Funds: Pacific Investment Management Series

PIMCO Money Market Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	0.21%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/95–12/31/95)	1.65%

	Lowest (7/1/03–9/30/03)	0.11%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class A	0.55%	3.18%	4.04%
Class B	0.05%	2.37%	3.41%
Class C	0.55%	3.19%	4.05%
Citigroup 3-month Treasury Bill Index(1)	1.07%	3.49%	4.30%
Lipper Money Market Fund Average(2)	0.44%	3.01%	3.94%
(1)	The Citigroup 3-month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.
(2)	The Lipper Money Market Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted average maturities of less than 90 days. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	None(2)	None
Class B	None	None(3)
Class C	None	None

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Regular sales charges apply when Class A shares of the Money Market Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of any other Fund.
(3)	Class B shares are available only through exchanges of Class B shares of other Funds.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees(1)	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)(4)	Total Annual Fund Operating Expenses	Expense Reduction	Net Fund Operating Expenses
Class A	0.12%	0.10%	0.35%	0.57%	None	0.57%
Class B	0.12	1.00	0.35	1.47	(0.52)%(5)	0.95%
Class C	0.12	0.10	0.35	0.57	None	0.57%
(1)	Effective October 1, 2004, the Fund’s advisory fee was reduced by 0.03%, to 0.12% per annum.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	“Other Expenses” reflect an administrative fee of 0.35%.
(4)	Effective October 1, 2004, the Fund’s administrative fee was reduced by 0.05%, to 0.35% per annum.
(5)	PIMCO and the Distributor have contractually agreed for the Fund’s current fiscal year (3/31), to reduce the aggregate administrative fee and Distribution and/or Service (12b-1) Fees for the Class B shares to 0.83% of average daily net assets.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$58	$183	$318	$714	$58	$183	$318	$714
Class B	97	303	525	914*	97	303	525	914*
Class C	58	183	318	714	58	183	318	714

*	For Class B shares purchased prior to January 1, 2002, this amount is $1,008. For Class B shares purchased from January 1, 2002 through September 30, 2004, this amount is $1,058.

Prospectus	27

PIMCO Short-Term Fund

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity Fund Category Short Duration Bond	Fund Focus Money market instruments and short maturity fixed income securities Average Portfolio Duration 0–1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/20/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	PIMCO Funds: Pacific Investment Management Series

PIMCO Short-Term Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	0.45%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/95–12/31/95)	2.49%

	Lowest (1/1/94–3/31/94)	0.10%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.10%	3.86%	4.84%
Class A Return After Taxes on Distributions(1)	-0.46%	2.22%	2.85%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	0.07%	2.26%	2.87%
Class B Return Before Taxes	-3.62%	3.16%	4.52%
Class C Return Before Taxes	0.83%	3.97%	4.74%
Citigroup 3-month Treasury Bill Index(2)	1.07%	3.49%	4.30%
Lipper Ultra-Short Obligations Fund Average(3)	1.49%	4.18%	4.78%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Citigroup 3-month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Ultra-Short Obligations Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	2.25%	0.50%(3)	2%
Class B	None	5%(4)(5)	2%
Class C	None	1%(6)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	Class B shares are available only through exchanges of Class B shares of other Funds. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	Class B shares are available only through exchanges of Class B shares of other funds.
(6)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)(3)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.35%	0.85%
Class B	0.25	1.00	0.35	1.60
Class C	0.25	0.55	0.35	1.15
(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.35%.
(3)	Effective October 1, 2004, the Fund’s administrative fee was reduced by 0.05% to 0.35% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$310	$490	$ 686	$1,250	$310	$490	$ 686	$1,250
Class B	663	805	1,071	1,699*	163	505	871	1,699*
Class C	217	365	633	1,398	117	365	633	1,398
*	For Class B shares purchased prior to January 1, 2002, this amount is $1,605.

Prospectus	29

PIMCO Total Return Mortgage Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Mortgage-Backed Bond	Fund Focus Short to intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1–7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls). The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (7/31/00), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

30	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Mortgage Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/04–6/30/04	0.60%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/01–9/30/01)	4.56%

	Lowest (4/1/99–6/30/99)	-0.23%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (7/31/97)
Class A Return Before Taxes	-0.84%	6.19%	6.64%
Class A Return After Taxes on Distributions(1)	-1.99%	3.79%	4.19%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.56%	3.77%	4.12%
Class B Return Before Taxes	-1.95%	6.06%	6.61%
Class C Return Before Taxes	2.02%	6.37%	6.60%
Lehman Brothers Mortgage Index(2)	3.07%	6.55%	6.73%
Lipper U.S. Mortgage Fund Average(3)	2.50%	5.69%	5.89%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Lehman Brothers Mortgage Index is an unmanaged index of mortgage-related fixed income securities. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper U.S. Mortgage Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1%(3)	2%
Class B	None	3.5%(4)	2%
Class C	None	1%(5)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.45%	0.95%
Class B	0.25	1.00	0.45	1.70
Class C	0.25	1.00	0.45	1.70
(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.40% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.90% for Class A and 1.65% for Class B and Class C. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$468	$666	$881	$1,498	$468	$666	$881	$1,498
Class B	523	736	973	1,541*	173	536	923	1,541*
Class C	273	536	923	2,009	173	536	923	2,009
*	For Class B shares purchased prior to January 1, 2002, this amount is $1,716. For Class B shares purchased from January 1, 2002 through September 30, 2004, this amount is $1,810.

Prospectus	31

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Variable Dividend Risk

Because a significant portion of securities held by the Fund may have variable or floating interest rates, the amounts of the Fund’s monthly distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

32	PIMCO Funds: Pacific Investment Management Series

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage Risk

A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risks

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in a single state.

Prospectus	33

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2004, PIMCO had approximately $392 billion in assets under management.

Advisory Fees

Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2004, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
Money Market Fund*	0.15%
Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Short-Term and Total Return Mortgage Funds	0.25%
Diversified Income and Emerging Markets Bond Funds	0.45%

*	Effective October 1, 2004, the investment advisory fee for the Money Market Fund was reduced to an annual rate of 0.12%.

The Floating Income Fund and the Foreign Bond Fund (Unhedged) were not operational during the fiscal year ended March 31, 2004. The investment advisory fees for the Floating Income Fund and the Foreign Bond Fund (Unhedged) are at annual rates of 0.30% and 0.25%, respectively, based upon the average daily net assets of the Funds.

Administrative Fees

Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

For the fiscal year ended March 31, 2004, the Funds paid PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares):

Fund	Administrative Fees
GNMA, High Yield, Long-Term U.S. Government, Low Duration, Money Market*, Short-Term* and Total Return Mortgage Funds	0.40%
Foreign Bond (U.S. Dollar-Hedged) and Global Bond (U.S. Dollar-Hedged) Funds	0.45%
Diversified Income Fund**	0.50%
Emerging Markets Bond Fund	0.55%

*	Effective October 1, 2004, the administrative fees of the Money Market and Short-Term Funds were reduced to an annual rate of 0.35%.
**	Effective October 1, 2004, the administrative fee of the Diversified Income Fund was reduced to an annual rate of 0.45%.

34	PIMCO Funds: Pacific Investment Management Series

The Floating Income Fund, the Foreign Bond Fund (Unhedged), and Class A and Class C shares of the Investment Grade Corporate Bond Fund were not operational during the fiscal year ended March 31, 2004. The administrative fees for the Floating Income, Foreign Bond (Unhedged) and Investment Grade Corporate Bond Funds are at annual rates of 0.40%, 0.45% and 0.40%, respectively, based upon the average daily net assets of the Funds.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

Diversified Income Emerging Markets Bond	Mohamed A. El-Erian	7/03* 8/99	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1999. Prior to joining PIMCO, he was a Managing Director from 1998-1999 for Salomon Smith Barney/Citibank where he was head of emerging markets research.
Floating Income		7/04*

Foreign Bond Fund (Unhedged)	Sudi Mariappa	4/04*
Foreign Bond (U.S. Dollar-Hedged) Global Bond (U.S. Dollar-Hedged)		11/00 11/00	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, Mr. Mariappa was a Managing Director with Merrill Lynch from 1999-2000. Prior to that, he was associated with Sumitomo Finance International as an Executive Director in 1998, and with Long-term Capital Management as a strategist from 1995-1998.

GNMA Total Return Mortgage	W. Scott Simon	10/01 4/00	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a Senior Managing Director and co-head of Mortgage Backed Securities pass-through trading at Bear Stearns & Co.

High Yield	Raymond G. Kennedy	4/02	Managing Director, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO as a Credit Analyst in 1996.

Investment Grade Corporate Bond	Mark Kiesel	11/02	Executive Vice President, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Long-Term U.S. Government	James M. Keller	4/00	Managing Director, PIMCO. He joined PIMCO as a credit analyst in 1996, and has managed fixed income accounts for various institutional clients since that time.

Money Market Short-Term	Paul A. McCulley	11/99 8/99	Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillion Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

Low Duration	William H. Gross	5/87*	Managing Director, Chief Investment Officer and a founding partner of PIMCO.

*	Since inception of the Fund.

Distributor

The Trust’s Distributor is PA Distributors LLC (“PAD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with Allianz Dresdner Asset Management of America L.P. (“ADAM”), PIMCO’s parent company, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, ADAM, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that ADAM, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, PAD, ADAM, and certain of their affiliates, the Trust and certain of its series, PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits

Prospectus	35

have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PIMCO, PAD, PEA, the Trust, the Funds, the MMS Funds, the Trustees and/or their affiliates.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against ADAM, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, ADAM and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

36	PIMCO Funds: Pacific Investment Management Series

Classes of Shares—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of each Fund in this prospectus. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class. More extensive information about the Trust’s multi-class arrangements is included in the PIMCO Funds Shareholders’ Guide for Class A, B and C Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Class A Shares

•	You pay an initial sales charge when you buy Class A shares of any Fund except the Money Market Fund. The maximum initial sales charge is 2.25% for the Floating Income, Low Duration and Short-Term Funds and 3.75% for all other Funds. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although for certain Funds you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares of the Low Duration, Money Market and Short-Term Funds are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds.

•	You normally pay a CDSC of up to 5% if you redeem Class B shares of the Low Duration and Short-Term Funds during the first six years after your initial purchase. You normally pay a CDSC of up to 3.5% if you redeem Class B shares of all other Funds during the first five years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem Class B shares of the Low Duration and Short-Term Funds during the seventh year and thereafter. You pay no CSDC if you redeem Class B shares of all other Funds during the sixth year or thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class B shares of the Low Duration and Short-Term Funds are subject to higher 12b-1 fees than Class A shares for the first eight years they are held (seven years for Class B shares purchased prior to January 1, 2002). Class B shares of all other Funds are subject to higher 12b-1 fees than Class A shares for the first five years they are held (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares of the Low Duration and Short-Term Funds automatically convert into Class A shares after they have been held for eight years. Class B shares of all other Funds convert to Class A shares after they have been held for five years (eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares of all Funds purchased prior to January 1, 2002, is seven years.)

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

Prospectus	37

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after five years (eight years for Class B shares of the Low Duration and Short-Term Funds), Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than five years (eight years for Class B shares of the Low Duration and Short-Term Funds).

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges —Class A Shares	Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the
Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where
Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper
	“breakpoint” discount.
Floating Income, Low Duration and Short-Term Funds	Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

	$0–$99,999	2.30%	2.25%

	$100,000–$249,999	1.27%	1.25%

	$250,000 +	0.00%*	0.00%*

All other Funds (except the Money Market Fund)	Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

	$0–$99,999	3.90%	3.75%

	$100,000–$249,999	3.36%	3.25%

	$250,000–$499,999	2.30%	2.25%

	$500,000–$999,999	1.78%	1.75%

	$1,000,000 +	0.00%**	0.00%**

*      As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 0.75% (in the case of the Low Duration Fund) and 0.50% (in the case of the Floating Income and Short-Term Funds) if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

**     As shown, investors that purchase $1,000,000 or more of any Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

38	PIMCO Funds: Pacific Investment Management Series

Contingent Deferred Sales Charges (CDSCs)--Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares Purchased On or After October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50
Second	2.75
Third	2.00
Fourth	1.25
Fifth	0.50
Sixth and thereafter	0*

*	After the fifth year, Class B shares convert into Class A shares.

Class B Shares Purchased Prior to October 1, 2004*

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0**

*	This schedule applies to all Class B shares of the Low Duration and Short-Term Funds, regardless of the date of purchase.
**	After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 ($250,000 in the case of the Floating Income, Low Duration, and Short-Term Funds) or more of Class A shares (and, thus, pay no initial sales charge) of a Fund other than the Money Market Fund will be subject to a 1% CDSC (0.50%, 0.50% and 0.75%) in the case of the Floating Income, Short-Term and Low Duration Funds, respectively) if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below. The Class A CDSC does not apply to the Money Market Fund; however, if Money Market Fund Class A shares are purchased in an amount that for any other Fund would be subject to a CDSC and are subsequently exchanged for shares of another Fund, a Class A CDSC will apply for 18 months from the date of the exchange.

How CDSCs are Calculated--Shares Purchased On or Before December 31, 2001

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

Prospectus	39

For instance, the following illustrates the current operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 3.5%, the Class B CDSC would be $70.

How CDSCs will be Calculated--Shares Purchased After December 31, 2001

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•	For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 3.5%, the Class B CDSC would be $70.

40	PIMCO Funds: Pacific Investment Management Series

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.00%

Class B
All Funds	0.25%	0.75%
Class C
Money Market Fund	0.10%	0.00%
Short-Term Fund	0.25%	0.30%
Low Duration Fund	0.25%	0.50%
All other Funds	0.25%	0.75%

Because distribution fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for eight years (seven years for Class B shares purchased prior to January 1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. The financial firms are also paid commissions when they sell Class B shares. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, PAD, PIMCO and their affiliates (for purposes of this section only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

Prospectus	41

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all other series of the Trust and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any given year will vary and normally will not exceed the sum of (a) 0.10% of the previous year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue, some even into 2005, until they end. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

The additional payments and incentives described above may be made to brokers or third party administrators in addition to amounts paid to participating financial firms for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and $0 to $13 for services to omnibus accounts, although they may and, in one case, do pay more than $13 per account or (ii) 0.20% of the assets in the relevant accounts.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Also, you should review carefully any disclosure by the financial firm as to its compensation.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the Money Market Fund, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or

42	PIMCO Funds: Pacific Investment Management Series

investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

PIMCO Funds Shareholders' Guide

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the PIMCO Funds Shareholders’ Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate the initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by

Prospectus	43

a broker or dealer prior to the NYSE Close and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Buying Shares

You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to PA Distributors LLC, along with a completed application form to:

   PA Distributors LLC

   P.O. Box 9688

   Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PA Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment Minimums.  The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund(s) and its/their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

44	PIMCO Funds: Pacific Investment Management Series

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the minimum balance is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of a fund of PIMCO Funds: Multi-Manager Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor (except if Class A shares of the Money Market Fund are exchanged for Class A shares of any other Fund, the usual sales charges applicable to investments in such other Fund apply on shares for which no sales load was paid at the time of purchase). Exchanges of shares held less than a certain number of days may be subject to a redemption fee. See “Redemption Fees” below. Exchanges are subject to the $5,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PA Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted

Prospectus	45

by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•   Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•   Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•   Telephone requests to the Transfer Agent

•   PIMCO Funds Automated Telephone System (ATS)

•   Expedited wire transfers

•   Automatic Withdrawal Plan

•   PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or redemption fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker,

46	PIMCO Funds: Pacific Investment Management Series

dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Redemption Fees

Shareholders of each Fund listed below are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges) within a certain number of days after their acquisition (by purchase or exchange). The following table indicates the applicable holding period for each Fund. Shares redeemed or exchanged before the expiration of the holding period will be subject to the Redemption Fee.

Fund	Holding Period(1)
Floating Income, GNMA, Low Duration, Short-Term and Total Return Mortgage Funds	7 days

Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond
(U.S. Dollar-Hedged), High Yield, Investment Grade Corporate Bond and Long-Term U.S. Government Funds

30 days

(1)	With respect to any acquisition of shares, the holding period commences on the day of acquisition. A new holding period begins with each acquisition of shares through a purchase or exchange.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. Redemption Fees are not sales loads or contingent deferred sales charges.

A new time period begins with each acquisition of shares through a purchase or exchange. For example, for Funds with a seven-day holding period, a series of transactions in which shares of Fund A are exchanged for shares of Fund B four days after the purchase of the Fund A shares, followed four days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales loads. Redemption and exchange of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents PIMCO’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities associated with an investor’s redemption of exchange.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the

Prospectus	47

Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that have not agreed to assess or collect the Redemption Fee from such shareholders, or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions and exchanges effected by other mutual funds that are sponsored by PIMCO or its affiliates; and
•	otherwise as the Trust may determine in its sole discretion.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise provided by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Redemptions In Kind

The Trust will redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

48	PIMCO Funds: Pacific Investment Management Series

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of any other Fund of the Trust or PIMCO Funds: Multi-Manager Series which offers that class at NAV. You must have an account existing in the Fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

Prospectus	49

Tax Consequences

•   Taxes on Fund distributions.    If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•   Taxes when you sell (redeem) or exchange your shares.    Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•   Returns of capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Securities Selection

Most of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

50	PIMCO Funds: Pacific Investment Management Series

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in mortgage- or other asset-backed securities. Except for the Money Market Fund, each Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund (except the Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund (except the Money Market Fund) may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and

Prospectus	51

foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Emerging Markets Bond and Diversified Income Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case either Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and (except the Money Market Fund) engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund (except the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund (except the Money Market Fund) may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit

52	PIMCO Funds: Pacific Investment Management Series

risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Fund (except the Money Market Fund) may invest in convertible securities or equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

The Funds intend to invest primarily in fixed income securities; however, while some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities

Each Fund (except the Long-Term U.S. Government Fund) may invest in foreign (non-U.S.) securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self- sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•   Emerging Market Securities.    The Diversified Income, Emerging Markets Bond and Floating Income Funds may invest without limit in securities of issuers based in countries with developing (or “emerging market”) economies. The Long-Term U.S. Government and Money Market Funds may not invest in such securities. Each other Fund may invest in such securities up to the following limits:

Fund	Percentage of Fund’s Total Assets
Low Duration and Short-Term Funds	5%
Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Investment Grade Corporate Bond and Total Return Mortgage Funds	10%

A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The adviser has broad discretion to identify and invest in countries that it considers to qualify as

Prospectus	53

emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Funds emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. The adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the Long-Term U.S. Government Fund) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•   Foreign Currency Transactions.    Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

54	PIMCO Funds: Pacific Investment Management Series

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives

Each Fund (except the Money Market Fund) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Fund (except the Money Market Fund) may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be

Prospectus	55

available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

The Funds (except the Money Market Fund) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies

Each Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund. The Funds may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid

56	PIMCO Funds: Pacific Investment Management Series

by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objectives of the Floating Income Fund, Foreign Bond Fund (Unhedged) and Global Bond Fund (U.S. Dollar-Hedged) may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that

Prospectus	57

the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher- quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

58	PIMCO Funds: Pacific Investment Management Series

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus	59

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor. Note: All footnotes to the financial highlights table appear at the end of the tables.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Diversified Income Fund
Class A
07/31/2003-03/31/2004	$10.00	$0.29	$0.86	$1.15	$(0.30)	$(0.01)
Class B
07/31/2003-03/31/2004	10.00	0.24	0.86	1.10	(0.25)	(0.01)
Class C
07/31/2003-03/31/2004	10.00	0.24	0.86	1.10	(0.25)	(0.01)
Emerging Markets Bond Fund
Class A
03/31/2004	$10.05	$0.48	$1.78	$2.26	$(0.50)	$(1.08)
03/31/2003	9.60	0.64	0.72	1.36	(0.66)	(0.25)
03/31/2002	8.40	0.69	1.75	2.44	(0.74)	(0.50)
03/31/2001	8.61	0.77	0.21	0.98	(0.79)	(0.40)
03/31/2000	7.51	0.84	1.10	1.94	(0.84)	0.00
Class B
03/31/2004	10.05	0.40	1.77	2.17	(0.41)	(1.08)
03/31/2003	9.60	0.58	0.71	1.29	(0.59)	(0.25)
03/31/2002	8.40	0.64	1.74	2.38	(0.68)	(0.50)
03/31/2001	8.61	0.73	0.19	0.92	(0.73)	(0.40)
03/31/2000	7.51	0.77	1.11	1.88	(0.78)	0.00
Class C
03/31/2004	10.05	0.40	1.77	2.17	(0.41)	(1.08)
03/31/2003	9.60	0.58	0.71	1.29	(0.59)	(0.25)
03/31/2002	8.40	0.61	1.77	2.38	(0.68)	(0.50)
03/31/2001	8.61	0.72	0.21	0.93	(0.74)	(0.40)
03/31/2000	7.51	0.78	1.10	1.88	(0.78)	0.00
Foreign Bond Fund (U.S. Dollar-Hedged)
Class A
03/31/2004	$10.70	$0.27	$0.04	$0.31	$(0.28)	$(0.21)
03/31/2003	10.39	0.35	0.57	0.92	(0.24)	(0.25)
03/31/2002	10.32	0.43	0.09	0.52	(0.43)	(0.02)
03/31/2001	10.03	0.54	0.50	1.04	(0.54)	(0.21)
03/31/2000	10.63	0.59	(0.45)	0.14	(0.59)	(0.15)
Class B
03/31/2004	10.70	0.19	0.04	0.23	(0.20)	(0.21)
03/31/2003	10.39	0.27	0.58	0.85	(0.19)	(0.25)
03/31/2002	10.32	0.35	0.10	0.45	(0.36)	(0.02)
03/31/2001	10.03	0.46	0.50	0.96	(0.46)	(0.21)
03/31/2000	10.63	0.51	(0.45)	0.06	(0.51)	(0.15)
Class C
03/31/2004	10.70	0.19	0.04	0.23	(0.20)	(0.21)
03/31/2003	10.39	0.27	0.58	0.85	(0.19)	(0.25)
03/31/2002	10.32	0.35	0.10	0.45	(0.36)	(0.02)
03/31/2001	10.03	0.46	0.50	0.96	(0.46)	(0.21)
03/31/2000	10.63	0.51	(0.45)	0.06	(0.51)	(0.15)
Global Bond Fund (U.S. Dollar-Hedged)
Class A
03/31/2004	$10.10	$0.23	$0.12	$0.35	$(0.25)	$(0.17)
03/31/2003	9.42	0.35	0.69	1.04	(0.36)	0.00
03/31/2002	9.61	0.38	0.13	0.51	(0.39)	(0.31)
03/31/2001	9.41	0.52	0.50	1.02	(0.52)	(0.30)
03/31/2000	9.89	0.52	(0.46)	0.06	(0.52)	(0.02)
Class B
03/31/2004	10.10	0.16	0.11	0.27	(0.17)	(0.17)
03/31/2003	9.42	0.28	0.69	0.97	(0.29)	0.00
03/31/2002	9.61	0.32	0.12	0.44	(0.32)	(0.31)
03/31/2001	9.41	0.45	0.50	0.95	(0.45)	(0.30)
03/31/2000	9.89	0.45	(0.46)	(0.01)	(0.45)	(0.02)
Class C
03/31/2004	10.10	0.16	0.11	0.27	(0.17)	(0.17)
03/31/2003	9.42	0.28	0.69	0.97	(0.29)	0.00
03/31/2002	9.61	0.32	0.12	0.44	(0.32)	(0.31)
03/31/2001	9.41	0.45	0.50	0.95	(0.45)	(0.30)
03/31/2000	9.89	0.45	(0.46)	(0.01)	(0.45)	(0.02)

60	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$ 0.00	$(0.31)	$10.84	11.66%	$25,013	1.20	%+(b)	4.09	%+	33%

0.00	(0.26)	10.84	11.14	4,819	1.95	+ (c)	3.43	+	33

0.00	(0.26)	10.84	11.12	22,192	1.95	+ (c)	3.37	+	33

$ 0.00	$(1.58)	$10.73	23.34%	$258,444	1.25%		4.44%		461%
0.00	(0.91)	10.05	15.65	90,079	1.27	(d)	6.99		388
0.00	(1.24)	9.60	30.88	15,589	1.27	(d)	7.47		620
0.00	(1.19)	8.40	12.46	1,143	1.34	(d)	9.08		902
0.00	(0.84)	8.61	27.39	316	1.29	(d)	10.59		328

0.00	(1.49)	10.73	22.43	72,425	2.00		3.75		461
0.00	(0.84)	10.05	14.79	38,002	2.02	(e)	6.34		388
0.00	(1.18)	9.60	29.93	10,844	2.04	(e)	6.99		620
0.00	(1.13)	8.40	11.59	1,620	2.09	(e)	8.58		902
0.00	(0.78)	8.61	26.43	1,168	2.04	(e)	9.57		328

0.00	(1.49)	10.73	22.42	142,161	2.00		3.69		461
0.00	(0.84)	10.05	14.78	52,168	2.02	(e)	6.29		388
0.00	(1.18)	9.60	29.91	12,580	2.00		6.62		620
0.00	(1.14)	8.40	11.74	792	2.08	(e)	8.52		902
0.00	(0.78)	8.61	26.49	249	2.04	(e)	9.87		328

$ 0.00	$(0.49)	$10.52	3.00%	$245,270	0.96	% (f)	2.51%		711%
(0.12)	(0.61)	10.70	9.10	206,753	0.95		3.30		589
0.00	(0.45)	10.39	5.21	112,047	0.96	(f)	4.12		434
0.00	(0.75)	10.32	10.82	84,631	0.99	(f)	5.28		417
0.00	(0.74)	10.03	1.50	54,299	1.19	(f)	5.75		330

0.00	(0.41)	10.52	2.22	54,588	1.71	(g)	1.77		711
(0.10)	(0.54)	10.70	8.36	54,571	1.70		2.57		589
0.00	(0.38)	10.39	4.42	34,602	1.71	(g)	3.38		434
0.00	(0.67)	10.32	9.94	28,747	1.74	(g)	4.57		417
0.00	(0.66)	10.03	0.72	24,402	1.91	(g)	5.00		330

0.00	(0.41)	10.52	2.22	110,838	1.71	(g)	1.76		711
(0.10)	(0.54)	10.70	8.33	94,504	1.70		2.55		589
0.00	(0.38)	10.39	4.42	47,725	1.71	(g)	3.37		434
0.00	(0.67)	10.32	9.96	35,337	1.74	(g)	4.57		417
0.00	(0.66)	10.03	0.73	30,214	1.91	(g)	5.01		330

$ 0.00	$(0.42)	$10.03	3.57%	$26,272	0.96	% (f)	2.34%		577%
0.00	(0.36)	10.10	11.25	21,667	0.96	(f)	3.50		413
0.00	(0.70)	9.42	5.42	5,262	0.96	(f)	3.99		373
0.00	(0.82)	9.61	11.43	2,747	0.98	(f)	5.46		422
0.00	(0.54)	9.41	0.71	2,279	0.98	(f)	5.45		290

0.00	(0.34)	10.03	2.79	12,916	1.71	(g)	1.59		577
0.00	(0.29)	10.10	10.42	13,538	1.72	(g)	2.90		413
0.00	(0.63)	9.42	4.63	6,586	1.71	(g)	3.30		373
0.00	(0.75)	9.61	10.60	5,243	1.73	(g)	4.73		422
0.00	(0.47)	9.41	(0.05)	4,590	1.73	(g)	4.72		290

0.00	(0.34)	10.03	2.79	19,194	1.71	(g)	1.58		577
0.00	(0.29)	10.10	10.42	18,317	1.72	(g)	2.87		413
0.00	(0.63)	9.42	4.63	6,890	1.71	(g)	3.29		373
0.00	(0.75)	9.61	10.60	5,208	1.73	(g)	4.75		422
0.00	(0.47)	9.41	(0.05)	5,254	1.73	(g)	4.71		290

Prospectus	61

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

GNMA Fund
Class A
03/31/2004	$11.05	$0.10	$0.31	$0.41	$(0.25)	$(0.12)
03/31/2003	10.67	0.19	0.67	0.86	(0.23)	(0.25)
03/31/2002	10.44	0.25	0.56	0.81	(0.46)	(0.12)
11/30/2000 – 03/31/2001	10.13	0.21	0.31	0.52	(0.21)	0.00
Class B
03/31/2004	11.05	0.02	0.31	0.33	(0.17)	(0.12)
03/31/2003	10.67	0.10	0.68	0.78	(0.15)	(0.25)
05/31/2001 – 03/31/2002	10.43	0.12	0.51	0.63	(0.27)	(0.12)
Class C
03/31/2004	11.05	0.02	0.31	0.33	(0.17)	(0.12)
03/31/2003	10.67	0.10	0.68	0.78	(0.15)	(0.25)
05/31/2001 – 03/31/2002	10.43	0.13	0.50	0.63	(0.27)	(0.12)
High Yield Fund
Class A
03/31/2004	$8.90	$0.65	$0.79	$1.44	$(0.65)	$0.00
03/31/2003	9.19	0.70	(0.28)	0.42	(0.71)	0.00
03/31/2002	9.88	0.74	(0.68)	0.06	(0.75)	0.00
03/31/2001	10.22	0.87	(0.34)	0.53	(0.87)	0.00
03/31/2000	11.23	0.89	(1.01)	(0.12)	(0.89)	0.00
Class B
03/31/2004	8.90	0.58	0.79	1.37	(0.58)	0.00
03/31/2003	9.19	0.64	(0.29)	0.35	(0.64)	0.00
03/31/2002	9.88	0.68	(0.69)	(0.01)	(0.68)	0.00
03/31/2001	10.22	0.79	(0.33)	0.46	(0.80)	0.00
03/31/2000	11.23	0.81	(1.01)	(0.20)	(0.81)	0.00
Class C
03/31/2004	8.90	0.58	0.79	1.37	(0.58)	0.00
03/31/2003	9.19	0.64	(0.29)	0.35	(0.64)	0.00
03/31/2002	9.88	0.67	(0.68)	(0.01)	(0.68)	0.00
03/31/2001	10.22	0.79	(0.33)	0.46	(0.80)	0.00
03/31/2000	11.23	0.81	(1.01)	(0.20)	(0.81)	0.00
Long-Term U.S. Government Fund
Class A
03/31/2004	$11.12	$0.36	$0.46	$0.82	$(0.37)	$(0.22)
03/31/2003	9.96	0.43	1.64	2.07	(0.44)	(0.47)
03/31/2002	10.65	0.62	(0.39)	0.23	(0.62)	(0.30)
03/31/2001	9.79	0.34	1.09	1.43	(0.57)	0.00
03/31/2000	10.30	0.58	(0.51)	0.07	(0.58)	0.00
Class B
03/31/2004	11.12	0.27	0.47	0.74	(0.29)	(0.22)
03/31/2003	9.96	0.34	1.64	1.98	(0.35)	(0.47)
03/31/2002	10.65	0.54	(0.39)	0.15	(0.54)	(0.30)
03/31/2001	9.79	0.65	0.71	1.36	(0.50)	0.00
03/31/2000	10.30	0.50	(0.50)	0.00	(0.51)	0.00
Class C
03/31/2004	11.12	0.27	0.47	0.74	(0.29)	(0.22)
03/31/2003	9.96	0.34	1.64	1.98	(0.35)	(0.47)
03/31/2002	10.65	0.54	(0.39)	0.15	(0.54)	(0.30)
03/31/2001	9.79	0.92	0.44	1.36	(0.50)	0.00
03/31/2000	10.30	0.51	(0.51)	0.00	(0.51)	0.00
Low Duration Fund
Class A
03/31/2004	$10.33	$0.16	$0.07	$0.23	$(0.20)	$(0.05)
03/31/2003	10.06	0.30	0.45	0.75	(0.34)	(0.14)
03/31/2002	10.03	0.46	0.07	0.53	(0.49)	(0.01)
03/31/2001	9.81	0.60	0.25	0.85	(0.63)	0.00
03/31/2000	10.10	0.59	(0.29)	0.30	(0.59)	0.00
Class B
03/31/2004	10.33	0.08	0.08	0.16	(0.13)	(0.05)
03/31/2003	10.06	0.22	0.45	0.67	(0.26)	(0.14)
03/31/2002	10.03	0.39	0.06	0.45	(0.41)	(0.01)
03/31/2001	9.81	0.53	0.24	0.77	(0.55)	0.00
03/31/2000	10.10	0.51	(0.29)	0.22	(0.51)	0.00
Class C
03/31/2004	10.33	0.11	0.07	0.18	(0.15)	(0.05)
03/31/2003	10.06	0.24	0.46	0.70	(0.29)	(0.14)
03/31/2002	10.03	0.40	0.08	0.48	(0.44)	(0.01)
03/31/2001	9.81	0.55	0.25	0.80	(0.58)	0.00
03/31/2000	10.10	0.54	(0.29)	0.25	(0.54)	0.00

62	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.37)	$11.09	3.75%	$77,650	0.92	%(h)	0.94%	140%
0.00	(0.48)	11.05	8.17	92,680	0.95	(i)	1.69	763
0.00	(0.58)	10.67	7.92	31,836	1.01	(j)	2.32	1,292
0.00	(0.21)	10.44	5.68	11	0.65	+ (k)	6.11 +	808

0.00	(0.29)	11.09	2.98	54,895	1.67	(l)	0.18	1,409
0.00	(0.40)	11.05	7.35	68,749	1.70	(i)	0.92	763
0.00	(0.39)	10.67	6.62	13,063	1.76	+ (m)	1.41 +	1,292

0.00	(0.29)	11.09	2.99	62,603	1.67	(l)	0.20	1,409
0.00	(0.40)	11.05	7.35	89,530	1.70	(i)	0.93	763
0.00	(0.39)	10.67	6.66	17,521	1.76	+ (i)	1.45 +	1,292

$0.00	$(0.65)	$9.69	16.62%	$1,252,991	0.90%		6.86%	105%
0.00	(0.71)	8.90	5.18	960,993	0.90		8.18	129
0.00	(0.75)	9.19	0.67	539,679	0.90		7.83	96
0.00	(0.87)	9.88	5.44	262,572	0.90		8.62	53
0.00	(0.89)	10.22	(1.15)	187,039	0.90		8.23	39

0.00	(0.58)	9.69	15.76	771,174	1.65		6.12	105
0.00	(0.64)	8.90	4.40	577,476	1.65		7.46	129
0.00	(0.68)	9.19	(0.07)	447,674	1.65		7.14	96
0.00	(0.80)	9.88	4.66	327,367	1.65		7.90	53
0.00	(0.81)	10.22	(1.89)	303,333	1.65		7.48	39

0.00	(0.58)	9.69	15.76	1,159,797	1.65		6.11	105
0.00	(0.64)	8.90	4.39	831,310	1.65		7.45	129
0.00	(0.68)	9.19	(0.07)	537,595	1.65		7.13	96
0.00	(0.80)	9.88	4.66	373,530	1.65		7.90	53
0.00	(0.81)	10.22	(1.89)	341,953	1.65		7.49	39

$0.00	$(0.59)	$11.35	7.69%	$138,097	0.91	%(h)	3.21%	588%
0.00	(0.91)	11.12	21.25	155,096	0.90		3.97	427
0.00	(0.92)	9.96	2.11	110,780	0.92	(h)	5.89	682
0.00	(0.57)	10.65	15.07	79,477	0.97	(h)	3.36	1,046
0.00	(0.58)	9.79	0.86	42,773	0.99	(h)	5.96	320

0.00	(0.51)	11.35	6.89	83,819	1.66	(l)	2.47	588
0.00	(0.82)	11.12	20.35	114,830	1.65		3.16	427
0.00	(0.84)	9.96	1.35	67,302	1.67	(l)	5.14	682
0.00	(0.50)	10.65	14.22	54,374	1.70	(l)	6.40	1,046
0.00	(0.51)	9.79	0.11	34,301	1.72	(l)	5.16	320

0.00	(0.51)	11.35	6.89	49,262	1.66	(l)	2.47	588
0.00	(0.82)	11.12	20.35	65,379	1.65		3.15	427
0.00	(0.84)	9.96	1.33	41,830	1.67	(l)	5.14	682
0.00	(0.50)	10.65	14.24	35,675	1.71	(l)	9.01	1,046
0.00	(0.51)	9.79	0.11	20,955	1.71	(l)	5.16	320

$0.00	$(0.25)	$10.31	2.26%	$2,093,152	0.90%		1.54%	247%
0.00	(0.48)	10.33	7.56	1,987,140	0.90		2.89	218
0.00	(0.50)	10.06	5.41	829,238	0.90		4.51	569
0.00	(0.63)	10.03	8.93	273,994	0.96	(h)	6.07	348
0.00	(0.59)	9.81	3.07	235,413	0.98	(h)	5.91	82

0.00	(0.18)	10.31	1.50	558,429	1.65		0.79	247
0.00	(0.40)	10.33	6.76	542,652	1.65		2.13	218
0.00	(0.42)	10.06	4.63	203,092	1.65		3.87	569
0.00	(0.55)	10.03	8.12	88,585	1.71	(l)	5.32	348
0.00	(0.51)	9.81	2.30	73,121	1.73	(l)	5.16	82

0.00	(0.20)	10.31	1.75	1,251,266	1.40		1.04	247
0.00	(0.43)	10.33	7.03	1,220,084	1.40		2.36	218
0.00	(0.45)	10.06	4.89	429,436	1.40		3.99	569
0.00	(0.58)	10.03	8.39	119,062	1.46	(n)	5.58	348
0.00	(0.54)	9.81	2.55	110,447	1.48	(n)	5.42	82

Prospectus	63

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Money Market Fund
Class A
03/31/2004	$1.00	$0.00	$0.00	$0.00	$0.00	$0.00
03/31/2003	1.00	0.01	0.00	0.01	(0.01)	0.00
03/31/2002	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2001	1.00	0.06	0.00	0.06	(0.06)	0.00
03/31/2000	1.00	0.05	0.00	0.05	(0.05)	0.00
Class B
03/31/2004	1.00	0.00	0.00	0.00	0.00	0.00
03/31/2003	1.00	0.00	0.00	0.00	0.00	0.00
03/31/2002	1.00	0.02	0.00	0.02	(0.02)	0.00
03/31/2001	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/2000	1.00	0.04	0.00	0.04	(0.04)	0.00
Class C
03/31/2004	1.00	0.00	0.00	0.00	0.00	0.00
03/31/2003	1.00	0.01	0.00	0.01	(0.01)	0.00
03/31/2002	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2001	1.00	0.06	0.00	0.06	(0.06)	0.00
03/31/2000	1.00	0.05	0.00	0.05	(0.05)	0.00
Short-Term Fund
Class A
03/31/2004	$10.04	$0.11	$0.06	$0.17	$(0.13)	$(0.01)
03/31/2003	10.00	0.24	0.07	0.31	(0.25)	(0.02)
03/31/2002	10.03	0.31	0.06	0.37	(0.38)	(0.02)
03/31/2001	9.95	0.60	0.10	0.70	(0.60)	(0.02)
03/31/2000	10.03	0.55	(0.09)	0.46	(0.54)	0.00
Class B
03/31/2004	10.04	0.03	0.06	0.09	(0.05)	(0.01)
03/31/2003	10.00	0.16	0.08	0.24	(0.18)	(0.02)
03/31/2002	10.03	0.28	0.01	0.29	(0.30)	(0.02)
03/31/2001	9.95	0.53	0.10	0.63	(0.53)	(0.02)
03/31/2000	10.03	0.48	(0.09)	0.39	(0.47)	0.00
Class C
03/31/2004	10.04	0.08	0.06	0.14	(0.10)	(0.01)
03/31/2003	10.00	0.20	0.08	0.28	(0.22)	(0.02)
03/31/2002	10.03	0.27	0.07	0.34	(0.35)	(0.02)
03/31/2001	9.95	0.57	0.10	0.67	(0.57)	(0.02)
03/31/2000	10.03	0.52	(0.09)	0.43	(0.51)	0.00
Total Return Mortgage Fund
Class A
03/31/2004	$10.75	$0.16	$0.31	$0.47	$(0.27)	$(0.12)
03/31/2003	10.35	0.21	0.72	0.93	(0.26)	(0.27)
03/31/2002	10.42	0.41	0.35	0.76	(0.43)	(0.40)
07/31/2000 – 03/31/2001	10.02	0.39	0.57	0.96	(0.38)	(0.18)
Class B
03/31/2004	10.75	0.08	0.31	0.39	(0.19)	(0.12)
03/31/2003	10.35	0.13	0.72	0.85	(0.18)	(0.27)
03/31/2002	10.42	0.31	0.43	0.74	(0.41)	(0.40)
07/31/2000 – 03/31/2001	10.02	0.34	0.59	0.93	(0.35)	(0.18)
Class C
03/31/2004	10.75	0.08	0.31	0.39	(0.19)	(0.12)
03/31/2003	10.35	0.13	0.72	0.85	(0.18)	(0.27)
03/31/2002	10.42	0.31	0.37	0.68	(0.35)	(0.40)
07/31/2000 – 03/31/2001	10.02	0.34	0.61	0.95	(0.37)	(0.18)

+	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.21%.
(c)	If the investment adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.96%.
(d)	Ratio of expenses to average net assets excluding interest expense is 1.25%.
(e)	Ratio of expenses to average net assets excluding interest expense is 2.00%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.95%.
(g)	Ratio of expenses to average net assets excluding interest expense is 1.70%.
(h)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(i)	Effective December 1, 2002, the administrative fees were reduced to 0.40%.
(j)	Ratio of expenses to average net assets excluding interest expense is 1.00%.

64	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$0.00	$1.00	0.48%	$71,204	0.65%		0.47%		N/A
0.00	(0.01)	1.00	1.08	83,840	0.62	(o)	1.03		N/A
0.00	(0.03)	1.00	2.65	46,077	0.60		2.59		N/A
0.00	(0.06)	1.00	5.94	58,940	0.60		5.85		N/A
0.00	(0.05)	1.00	4.92	101,734	0.60		4.90		N/A

00.0	0.00	1.00	0.05	57,215	1.08	(p)	0.05		N/A
0.00	0.00	1.00	0.25	82,262	1.43	(o)(q)	0.19		N/A
0.00	(0.02)	1.00	1.73	39,283	1.50		1.63		N/A
0.00	(0.05)	1.00	5.02	38,286	1.50		4.87		N/A
0.00	(0.04)	1.00	3.99	25,507	1.50		4.05		N/A

0.00	0.00	1.00	0.48	85,956	0.65		0.47		N/A
0.00	(0.01)	1.00	1.08	128,687	0.62	(o)	1.04		N/A
0.00	(0.03)	1.00	2.65	80,530	0.60		2.71		N/A
0.00	(0.06)	1.00	5.94	108,549	0.60		5.77		N/A
0.00	(0.05)	1.00	4.95	99,475	0.60		4.78		N/A

$0.00	$(0.14)	$10.07	1.64%	$801,886	0.90%		1.07%		268%
0.00	(0.27)	10.04	3.18	923,383	0.86	(o)	2.36		77
0.00	(0.40)	10.00	3.68	756,465	0.92	(r)	3.04		131
0.00	(0.62)	10.03	7.23	84,342	1.41	(r)	6.03		121
0.00	(0.54)	9.95	4.76	75,671	1.03	(r)	5.45		38

0.00	(0.06)	10.07	0.89	32,626	1.65		0.30		268
0.00	(0.20)	10.04	2.42	28,014	1.61	(o)	1.57		77
0.00	(0.32)	10.00	2.93	11,277	1.74	(s)	2.80		131
0.00	(0.55)	10.03	6.44	6,954	2.15	(s)	5.28		121
0.00	(0.47)	9.95	4.00	6,694	1.80	(s)	4.77		38

0.00	(0.11)	10.07	1.34	393,059	1.20		0.76		268
0.00	(0.24)	10.04	2.87	408,817	1.16	(o)	2.03		77
0.00	(0.37)	10.00	3.37	254,809	1.22	(t)	2.68		131
0.00	(0.59)	10.03	6.91	23,961	1.70	(t)	5.72		121
0.00	(0.51)	9.95	4.45	18,935	1.34	(t)	5.17		38

$0.00	$(0.39)	$10.83	4.48%	$31,673	0.95	%(h)	1.50%		993%
0.00	(0.53)	10.75	9.04	33,435	0.90		1.94		844
0.00	(0.83)	10.35	7.43	7,010	0.90		3.88		1,193
0.00	(0.56)	10.42	10.58	769	0.90	+	5.68	+	848

0.00	(0.31)	10.83	3.69	18,755	1.70	(l)	0.77		993
0.00	(0.45)	10.75	8.27	18,464	1.65		1.25		844
0.00	(0.81)	10.35	6.61	5,787	1.65		2.92		1,193
0.00	(0.53)	10.42	9.95	816	1.65	+	4.89	+	848

0.00	(0.31)	10.83	3.70	26,661	1.70	(l)	0.70		993
0.00	(0.45)	10.75	8.23	36,233	1.65		1.21		844
0.00	(0.75)	10.35	6.62	9,585	1.65		2.91		1,193
0.00	(0.55)	10.42	9.94	1,908	1.65	+	4.94	+	848

(k)	The accrual of expenses reflects advisory fees of 0.25% and an administrative fee of 0.40%.
(l)	Ratio of expenses to average net assets excluding interest expense is 1.65%.
(m)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(n)	Ratio of expenses to average net assets excluding interest expense is 1.40%.
(o)	Effective January 1, 2003, the administrative fee was increased to 0.40%.
(p)	If the administrator had not waived the administrative fee and a portion of the servicing and distribution fees, the ratio of expenses to average net assets would have been 1.55%.
(q)	If the administrator had not waived the administrative fee, the ratio of expenses to average net assets would have been 1.51%.
(r)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(s)	Ratio of expenses to average net assets excluding interest expense is 1.60%.
(t)	Ratio of expenses to average net assets excluding interest expense is 1.15%.

Prospectus	65

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prospectus A-1

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

A-2	PIMCO Funds: Pacific Investment Management Series

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Prospectus A-3

PIMCO Funds: Pacific Investment Management Series

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the PIMCO Funds Shareholders’ Guide for Class A, B and C Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

Investment Company Act File number 811-5028

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

Not	part of the prospectus

Receive this document electronically

and eliminate paper mailings

www.pimcoadvisors.com

PIMCO Funds offers you the option to receive your shareholder communications online. This service, called eDelivery, allows you to access annual and semi-annual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home.

Here’s how it works

As communications become available, we’ll send you an e-mail notification containing the Internet address where you can view, save or print the materials. Your participation in eDelivery begins in the quarter you enroll.

Sign up today—it’s fast and easy

To sign up, just go to www.pimcoadvisors.com/edelivery and complete the short enrollment form.

Please note:  Each account holder in your household must enroll separately to eliminate all paper mailings to your home.

PZ005. 10/04	This cover is not part of the Prospectus

Prospectus
10.01.04

PIMCO Real Return Strategy & IndexPLUS Funds Receive this electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery.

Share Classes	REAL RETURN STRATEGY FUNDS
A B C

Real Return Fund

CommodityRealReturn Strategy Fund

RealEstateRealReturn Strategy Fund

All Asset Fund

INDEXPLUS STOCK FUNDS

StocksPLUS Fund

StocksPLUS Total Return Fund

International StocksPLUS TR Strategy Fund

This cover is not part of the Prospectus.

PIMCO Funds Prospectus

PIMCO Funds: Pacific Investment Management Series

October 1, 2004

Share Classes A, B and C

This prospectus describes 7 mutual funds offered by PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2004, PIMCO managed approximately $392 billion in assets.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality (1)	Non-U.S. Dollar Denominated Securities(2)
Real Return Strategy Funds	Real Return	Inflation-indexed fixed income securities	+/– 3 years of its Index	B to Aaa; max 10% below Baa	0–30%

	All Asset	Other PIMCO Funds with certain limitations	Average of Funds held(3)	Average of Funds held(3)	Average of Funds held(3)

	RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities	0–10 years	B to Aaa; max 10% below Baa	0–30%

	CommodityReal- Return Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0–10 years	B to Aaa; max 10% below Baa	0–30%
Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0–30%

	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities	1–6 years	B to Aaa; max 10% below Baa	0–30%

	International StocksPLUS TR Strategy	Non-U.S. equity derivatives backed by a portfolio of fixed income securities	1–6 years	B to Aaa; max 10% below Baa	0–30%(4)

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Fund may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The Fund does not invest in securities directly, but in other PIMCO Funds.
(4)	Limitation with respect to the Fund’s fixed income investments. The Fund may invest without limit in equity securities denominated in non-U.S. currencies.

Fixed Income Instruments

Consistent with each Fund’s investment policies, each Fund invests in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Fund may invest in derivatives based on Fixed Income Instruments.

2	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s and S&P may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B1 by Moody’s, or B- by S&P, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments Made by the All Asset Fund

The All Asset Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset Fund may invest in any Funds of the Trust except the All Asset All Authority Fund. Though it is anticipated that the All Asset Fund will not currently invest in the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds, the Fund may invest in these Funds in the future, without shareholder approval, at the discretion of PIMCO. The PIMCO Funds in which the All Asset Fund invests are called Underlying Funds in this prospectus.

Prospectus	3

PIMCO All Asset Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management Fund Category Real Return Strategy	Fund Focus Underlying PIMCO Funds Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of any other Fund of the Trust except the All Asset All Authority Fund. Though it is anticipated that the Fund will not currently invest in the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds, the Fund may invest in these Funds in the future, without shareholder approval, at the discretion of PIMCO. The PIMCO Funds in which the All Asset Fund may invest are called Underlying Funds in this prospectus. The Fund invests its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying Funds. The asset allocation sub-adviser attempts to diversify the Fund’s assets broadly among the Underlying Funds. Please see the “Descriptions of the Underlying Funds” in this prospectus for more information about the Underlying Funds.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Fund’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Fund’s combined investments in the International StockPLUS TR Strategy, StocksPLUS and StocksPLUS Total Return Funds normally will not exceed 50% of total assets. In addition, the Fund’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return II, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets. The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to investing in the Underlying Funds, at the discretion of PIMCO and without shareholder approval, the Fund may invest in additional PIMCO Funds created in the future.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying Fund Risks	• Issuer Non-Diversification Risk

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Variable Dividend Risk • Liquidity Risk • Derivatives Risk	• Commodity Risk • Equity Risk • Mortgage Risk • Foreign Investment Risk • European Concentration Risk • Real Estate Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • California State-Specific Risk • New York State-Specific Risk

4	PIMCO Funds: Pacific Investment Management Series

PIMCO All Asset Fund (continued)

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information

The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Lehman Global Real: U.S. TIPS 1-10 Year Index, which is an unmanaged market index comprised of all U.S. inflation-linked indexed securities with maturities of 1 to 10 years. The Fund’s secondary benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”) (specifically, the CPI for All Urban Consumers). The CPI measures inflation as experienced by consumers in their day-to-day living expenses. Specifically, the CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The CPI is periodically determined by the U.S. Department of Labor, Bureau of Labor Statistics.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (4/30/03), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	5

PIMCO All Asset Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	1.65%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	6.06%

	Lowest (3rd Qtr. ‘03)	0.42%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (7/31/02)
Class A Return Before Taxes	10.12%	15.67%
Class A Return After Taxes on Distributions(1)	8.46%	13.73%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	6.56%	12.20%
Class B Return Before Taxes	9.44%	15.96%
Class C Return Before Taxes	13.48%	18.62%
Lehman Global Real: U.S. TIPS: 1-10 Year Index(2)	7.11%	9.02%
CPI + 500 Basis Points(3)	7.08%	7.11%
Lipper Flexible Portfolio Fund Avg(4)	21.47%	13.88%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	Lehman Global Real: U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Linked Indexed securities with maturities of 1 to 10 years. It is not possible to invest directly in such an unmanaged index.
(3)	The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonably adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(4)	The Lipper Flexible Portfolio Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

6	PIMCO Funds: Pacific Investment Management Series

PIMCO All Asset Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses (including Underlying Fund fees) you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1%(3)	2%
Class B	None	3.5%(4)	2%
Class C	None	1%(5)	2%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Underlying Fund Expenses(3)	Total Annual Fund Operating Expenses	Expense Reduction(4)	Net Fund Operating Expenses
Class A	0.20%	0.25%	0.45%	0.63%	1.53%	(0.03)%	1.50%
Class B	0.20	1.00	0.45	0.63	2.28	(0.03)	2.25
Class C	0.20	1.00	0.45	0.63	2.28	(0.03)	2.25

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.45%.
(3)	Underlying Fund Expenses for the Fund are based upon the allocation of the Fund’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds during the most recently completed fiscal year. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recently completed fiscal year, please see “Management of the Funds—Fund of Funds Fees.”
(4)	PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60% of the total assets invested in Underlying PIMS Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$522	$831	$1,163	$2,098	$522	$831	$1,163	$2,098
Class B	578	903	1,255	2,178*	228	703	1,205	2,178*
Class C	325	694	1,190	2,554	225	694	1,190	2,554

*	For Class B shares purchased prior to October 1, 2004, this amount is $2,396.

Prospectus	7

PIMCO CommodityRealReturn Strategy Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management Fund Category Real Return Strategy	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities Average Portfolio Duration 0–10 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The Fund invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Fund will receive the price appreciation (or depreciation) of a commodity index, a portion of an index, or a single commodity, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

Principal Risks

Under certain conditions, generally in a market where the value of both commodities and fixed income securities are declining, the Fund may experience substantial losses. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Commodity Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (7/31/02), performance shown in the table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	PIMCO Funds: Pacific Investment Management Series

PIMCO CommodityRealReturn Strategy Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	7.95%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘03)	12.45%

	Lowest (1st Qtr. ‘03)	3.98%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (6/28/02)(4)
Class A Return Before Taxes	21.99%	31.57%
Class A Return After Taxes on Distributions(1)	18.23%	26.55%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	14.28%	23.95%
Class B Return Before Taxes	23.13%	33.35%
Class C Return Before Taxes	25.91%	34.76%
Dow Jones – AIG Commodity Total Return Index(2)	23.93%	24.14%
Lipper Specialty/Miscellaneous Avg.(3)	31.40%	12.60%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Dow Jones - AIG Commodity Total Return Index is an unmanaged index composed of futures contracts on 20 physical commodities and is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Specialty/Miscellaneous Average is a total return performance average of Funds tracked by Lipper, Inc. that limit their investments to a specific industry (e.g. transportation, retailing, or paper, etc.) or that have not been classified into an existing investment objective. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(4)	The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

Prospectus	9

PIMCO CommodityRealReturn Strategy Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	5.50%	1%(3)	2%
Class B	None	5%(4)	2%
Class C	None	1%(5)	2%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.49%	0.25%	0.50%	1.24%
Class B	0.49	1.00	0.50	1.99
Class C	0.49	1.00	0.50	1.99

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.50%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$669	$922	$1,194	$1,967	$669	$922	$1,194	$1,967
Class B	702	924	1,273	2,121	202	624	1,073	2,121
Class C	302	624	1,073	2,317	202	624	1,073	2,317

10	PIMCO Funds: Pacific Investment Management Series

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	11

PIMCO International StocksPLUS TR Strategy Fund

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management Fund Category Equity-Related	Fund Focus Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income securities Average Collateral Fixed Income Duration 1–6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances substantially all of its assets in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. At least 75% of the Fund’s total assets will be hedged to U.S. dollars or invested in U.S. dollar-denominated investments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe Australia Far East “EAFE” Index, hedged to U.S. dollars (the “Index”). The Fund uses equity derivatives in addition to or in place of stocks to attempt to equal or exceed the performance of the Index. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within a one- to six-year timeframe based on PIMCO’s forecast for interest rates.

The Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The Fund is neither sponsored by nor affiliated with the Index. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks. Stocks chosen for the Fund are not limited to those with any particular weighting in the Index. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

12	PIMCO Funds: Pacific Investment Management Series

PIMCO International StocksPLUS TR Strategy Fund (continued)

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	MaximumContingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	5.50%	1%(3)	2%
Class B	None	5%(4)	2%
Class C	None	1%(5)	2%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 60 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Class A	0.55%	0.25%	1.18%	1.98%	(0.63)%	1.35%
Class B	0.55	1.00	0.95	2.50	(0.40)	2.10
Class C	0.55	1.00	1.13	2.68	(0.58)	2.10

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.55% and organizational expenses.
(3)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 1.35% for Class A, and 2.10% for Class B and Class C. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$680	$954	$680	$954
Class B	713	958	213	658
Class C	313	658	213	658

Prospectus	13

PIMCO Real Return Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management Fund Category Real Return Strategy	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration ± 3 years of its Index	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the real duration of the Lehman Global Real: U.S. TIPS Index, which as of June 30, 2004 was 8.7 years. For these purposes, in calculating the Fund’s average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	1.90%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘02)	7.58%

	Lowest (4th Qtr. ‘01)	-1.37%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (1/29/97)(4)
Class A Return Before Taxes	4.78%	9.48%	8.05%
Class A Return After Taxes on Distributions(1)	2.47%	6.80%	5.49%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	3.57%	6.49%	5.30%
Class B Return Before Taxes	2.22%	9.05%	7.72%
Class C Return Before Taxes	6.48%	9.60%	7.98%
Lehman Global Real: U.S. TIPS Index(2)	8.40%	9.57%	7.84%
Lipper Treasury Inflation-Protected Securities Avg(3)	7.36%	8.96%	7.88%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. Performance information for the index prior to 1997 is based on the performance information of the Lehman Inflation Notes Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Treasury Inflation-Protected Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in inflation-indexed bonds issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The average, created in 2004 by Lipper, reflects more closely than the Fund’s previous Lipper average the universe of securities in which the Fund invests. The current average does not take into account sales charges or taxes. Lipper no longer maintains or publishes returns for the Fund’s previous average, the Lipper Intermediate U.S. Treasury Fund Average, and therefore no returns are provided for this average.
(4)	The Fund began operations on 1/29/97. Index comparisons began on 1/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3%	1%(3)	2%
Class B	None	5%(4)(5)	2%
Class C	None	1%(6)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 business days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	Class B shares are available only through exchanges of Class B shares of other Funds.
(6)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.40%	0.90%
Class B	0.25	1.00	0.40	1.65
Class C	0.25	0.75	0.40	1.40
(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$389	$578	$ 784	$1,375	$389	$578	$784	$1,375
Class B	668	820	1,097	1,754*	168	520	897	1,754*
Class C	243	443	766	1,680	143	443	766	1,680
*	For Class B shares purchased prior to January 1, 2002, this amount is $1,661.

Prospectus	15

PIMCO RealEstateRealReturn Strategy Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management Fund Category Real Return Strategy	Fund Focus Real estate-linked derivatives backed by a portfolio of inflation indexed and other fixed income securities Average Collateral Fixed Income Duration 0–10 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange traded funds.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the “Code”), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

Principal Risks

Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Real Estate Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

16	PIMCO Funds: Pacific Investment Management Series

PIMCO RealEstateRealReturn Strategy Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	5.5%	1%(3)	2%
Class B	None	5%(4)	2%
Class C	None	1%(5)	2%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Class A	0.49%	0.25%	0.58%	1.32%	(0.08)%	1.24%
Class B	0.49	1.00	0.60	2.09	(0.10)	1.99
Class C	0.49	1.00	0.59	2.08	(0.09)	1.99

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.50% and organizational expenses.
(3)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 1.24% for Class A, and 1.99% for Class B and Class C. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$669	$922	$669	$922
Class B	702	924	202	624
Class C	302	624	202	624

Prospectus	17

PIMCO StocksPLUS Fund

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500 Fund Category Equity-Related	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities Average Portfolio Duration 0–1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/20/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	2.69%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘98)	21.23%

	Lowest (3rd Qtr. ‘02)	-16.84%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	25.00%	-0.87%	11.03%
Class A Return After Taxes on Distributions(1)	23.14%	-3.08%	6.77%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	16.22%	-1.84%	7.07%
Class B Return Before Taxes	23.06%	-1.26%	10.78%
Class C Return Before Taxes	27.36%	-0.74%	10.82%
S&P 500 Index(2)	28.68%	-0.57%	11.07%
Lipper Large-Cap Core Fund Average(3)	25.57%	-1.66%	8.87%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Large-Cap Core Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalization (on a 3 year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the S&P 400 Mid-Cap Index. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentagde of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3%	1%(3)	2%
Class B	None	5%(4)(5)	2%
Class C	None	1%(6)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charge a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	Class B shares are available only through exchanges of Class B shares of other Funds.
(6)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.40%	0.25%	0.40%	1.05%
Class B	0.40	1.00	0.40	1.80
Class C	0.40	0.75	0.40	1.55
(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$404	$624	$ 862	$1,544	$404	$624	$862	$1,544
Class B	683	866	1,175	1,919*	183	566	975	1,919*
Class C	258	490	845	1,845	158	490	845	1,845
* For	Class B shares purchased prior to January 1, 2002, this amount is $1,826.

Prospectus	19

PIMCO StocksPLUS Total Return Fund

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500 Fund Category Equity-Related	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities Average Portfolio Duration 1–6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within a one- to six-year timeframe based on PIMCO’s forecast for interest rates.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (7/31/02), performance shown in the table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Total Return Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	3.37%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	17.22%

	Lowest (1st Qtr. ‘03)	-2.82%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (6/28/02)(4)
Class A Return Before Taxes	26.64%	12.66%
Class A Return After Taxes on Distributions(1)	25.39%	11.60%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	17.64%	10.24%
Class B Return Before Taxes	24.23%	11.42%
Class C Return Before Taxes	28.26%	13.92%
S&P 500 Index(2)	28.68%	10.02%
Lipper Large-Cap Core Fund Average(3)	25.57%	7.73%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Large-Cap Core Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a 3-year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the S&P 400 Mid-Cap Index. It does not take into account sales charges or taxes.
(4)	The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

Prospectus	21

PIMCO StocksPLUS Total Return Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1%(3)	2%
Class B	None	3.5%(4)	2%
Class C	None	1%(5)	2%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Class A	0.49%	0.25%	0.46%	1.20%	(0.01)%	1.19
Class B	0.49	1.00	0.46	1.95	(0.01)	1.94
Class C	0.49	1.00	0.46	1.95	(0.01)	1.94

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.45% and organizational expenses.
(3)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed 1.19% for Class A, and 1.94% for Class B and Class C. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$492	$739	$1,005	$1,764	$492	$739	$1,005	$1,764
Class B	547	809	1,097	1,808*	197	609	1,047	1,808*
Class C	297	609	1,047	2,264	197	609	1,047	2,264

*	For Class B shares purchased prior to October 1, 2004, this amount is $2,070.

22	PIMCO Funds: Pacific Investment Management Series

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	23

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this

24	PIMCO Funds: Pacific Investment Management Series

prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Commodity Risk

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage Risk

A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

European Concentration Risk

When a Fund holds or obtains exposure to European securities or indices of securities, it may be affected significantly by economic, regulatory or political developments affecting European issues. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Real Estate Risk

A Fund that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a real estate investment trust (“REIT”) is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a

Prospectus	25

narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Emerging Markets Risks

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in a single state.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Smaller Company Risk

The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

California State-Specific Risk

A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York

26	PIMCO Funds: Pacific Investment Management Series

issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Allocation Risk

The All Asset Fund’s investment performance depends upon how its assets are allocated and reallocated between the Underlying Funds according to the Fund’s asset allocation targets and ranges. A principal risk of investing in the Fund is that the Fund’s adviser will make less than optimal or poor asset allocation decisions. The adviser attempts to identify allocations for the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the adviser will focus on an Underlying Fund that performs poorly or underperforms other Funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Underlying Fund Risks

Because the All Asset Fund invests all of its assets in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The All Asset Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2004, PIMCO had approximately $392 billion in assets under management.

PIMCO has engaged Research Affiliates, LLC, a California limited liability company, to serve as sub-advisor to the All Asset Fund. Research Affiliates, LLC is located at 800 E. Colorado Blvd., Suite 870, Pasadena, CA 91101.

Advisory Fees

Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2004, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
All Asset Fund	0.20%
Real Return Fund	0.25%
StocksPLUS Fund	0.40%
CommodityRealReturn Strategy, RealEstateRealReturn Strategy and StocksPLUS Total Return Funds	0.49%
International StocksPLUS TR Strategy Fund	0.55%

Administrative Fees

Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Prospectus	27

For the fiscal year ended March 31, 2004, the Funds paid PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares):

Fund	Administrative Fees
Real Return and StocksPLUS Funds	0.40%
All Asset and StocksPLUS Total Return Funds	0.45%
CommodityRealReturn Strategy and RealEstateRealReturn Strategy Funds	0.50%
International StocksPLUS TR Strategy Fund	0.55%

Fund of Funds Fees

The All Asset Fund pays advisory and administrative fees directly to PIMCO at an annual rate of 0.20% and 0.45%, respectively, based on the average daily net assets attributable in the aggregate to the Fund’s Class A, B or C shares, as applicable. The Fund also indirectly pays its proportionate share of the administrative fees charged by PIMCO to the Underlying Funds in which the Fund invests. For the All Asset Fund, PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce its advisory fee to the extent that the Underlying Fund Expenses attributable to advisory and administrative fees exceed 0.60% of the total amount invested in Underlying PIMS Funds.

The expenses associated with investing in a “fund of funds” are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level. The Fund invests in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds. Because the All Asset Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund’s assets are allocated from time to time among the Underlying Funds.

Annual Underlying Fund Expenses

(Based on the average daily net assets attributable to an Underlying Fund’s Institutional Class shares)

Underlying Fund	Advisory Fees	Other Expenses(1)	Total Fund Operating Expenses
California Intermediate Municipal Bond Fund	0.25%	0.22%	0.47%
California Municipal Bond Fund	0.25	0.22	0.47
CommodityRealReturn Strategy Fund	0.49	0.25	0.74
Convertible Fund	0.40	0.26	0.66
Diversified Income Fund	0.45	0.31	0.75	(2)
Emerging Markets Bond Fund	0.45	0.40	0.85
European Convertible Fund	0.50	0.25	0.75
Floating Income Fund	0.30	0.25	0.55
Foreign Bond Fund (Unhedged)	0.25	0.25	0.50
Foreign Bond Fund (U.S. Dollar-Hedged)	0.25	0.26	0.51
Global Bond Fund (Unhedged)	0.25	0.31	0.56
Global Bond Fund (U.S. Dollar-Hedged)	0.25	0.31	0.56
GNMA Fund	0.25	0.27	0.52
High Yield Fund	0.25	0.25	0.50
International StocksPLUS TR Strategy Fund	0.55	0.53	0.85	(3)
Investment Grade Corporate Bond Fund	0.25	0.26	0.51
Long-Term U.S. Government Fund	0.25	0.26	0.51
Low Duration Fund	0.25	0.18	0.43
Low Duration Fund II	0.25	0.25	0.50
Low Duration Fund III	0.25	0.27	0.52
Moderate Duration Fund	0.25	0.20	0.45
Money Market Fund	0.12	0.20	0.32
Municipal Bond Fund	0.25	0.24	0.49
New York Municipal Bond Fund	0.25	0.22	0.47
Real Return Fund	0.25	0.20	0.45
Real Return Fund II	0.25	0.20	0.45
Real Return Asset Fund	0.35	0.26	0.61
RealEstateRealReturn Strategy Fund	0.49	0.88	0.74	(4)
Short Duration Municipal Income Fund	0.20	0.15	0.35
Short-Term Fund	0.25	0.20	0.45
StocksPLUS Fund	0.40	0.25	0.65
StocksPLUS Total Return Fund	0.49	0.26	0.74	(4)
Total Return Fund	0.25	0.18	0.43
Total Return Fund II	0.25	0.25	0.50
Total Return Fund III	0.25	0.25	0.50
Total Return Mortgage Fund	0.25	0.30	0.55

(1)	Other Expenses includes administrative fees and other expenses (e.g., organizational expenses, interest expense, and pro rata trustee fees) attributable to the Institutional Class shares. For the International StocksPLUS TR Strategy Fund and RealEstateRealReturn Strategy Fund, the Other Expenses are based on estimated amounts for the initial fiscal year of each Fund’s Institutional class shares and include each Fund’s organizational expenses.
(2)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expanses for the Institutional Class shares, to the extent they would exceed 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(3)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Institutional Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.85% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(4)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Institutional Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.74% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

28	PIMCO Funds: Pacific Investment Management Series

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

All Asset	Robert D. Arnott	7/02*	Chief Executive Officer, Research Affiliates LLC. Until April 30, 2004, Mr. Arnott was also Chairman of First Quadrant, LLP.
CommodityRealReturn Strategy Real Return	John B. Brynjolfsson	6/02* 1/97*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.
International StocksPLUS TR Strategy	Pasi Hamalainen	10/03*	Mr. Hamalainen is a Managing Director and member of PIMCO’s investment committee. Previously, he has served as PIMCO’s head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of PIMCO’s mortgage team.
RealEstateRealReturn Strategy	John B. Brynjolfsson	10/03*	Mr. Brynjolfsson is a Managing Director of PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.
StocksPLUS StocksPLUS Total Return	William H. Gross	1/98 6/02*	Managing Director, Chief Investment Officer and a founding partner of PIMCO. He leads a team which manages the StocksPLUS and StocksPLUS Total Return Funds.

*	Since inception of the Fund.

Distributor

The Trust’s Distributor is PA Distributors LLC (“PAD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with Allianz Dresdner Asset Management of America L.P. (“ADAM”), PIMCO’s parent company, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, ADAM, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that ADAM, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, PAD, ADAM, and certain of their affiliates, the Trust and certain of its series, PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust have been named as defendants in a total of 14 lawsuits filed in U.S. District Court in one of the following: the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PIMCO, PAD, PEA, the Trust, the Funds, the MMS Funds, the Trustees and/or their affiliates.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against ADAM, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, ADAM and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

Prospectus	29

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Classes of Shares—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of each Fund in this prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the PIMCO Funds Shareholders’ Guide for Class A, B and C Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Class A Shares

•	You pay an initial sales charge when you buy Class A shares of any Fund. The maximum initial sales charge is 3.00% for the Real Return and StocksPLUS Funds, 3.75% for the All Asset and StocksPLUS Total Return Funds, and 5.50% for the CommodityRealReturn Strategy, International StocksPLUS TR Strategy and RealEstateRealReturn Strategy Funds. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although for certain Funds you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of up to 3.5% if you redeem Class B shares of the All Asset and StocksPLUS Total Return Funds during the first five years after your initial purchase. You normally pay a CDSC of up to 5% if you redeem Class B shares of all other Funds during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CSDC if you redeem Class B shares of the All Asset and StocksPLUS Total Return Funds during the sixth year or thereafter. You pay no CDSC if you redeem Class B shares of all other Funds during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class B shares of the All Asset and StocksPLUS Total Return Funds are subject to higher 12b-1 fees than Class A shares for the first five years they are held (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004).

30	PIMCO Funds: Pacific Investment Management Series

•	Class B shares of all other Funds are subject to higher 12b-1 fees than Class A shares for the first eight years they are held (seven years for Class B shares purchased prior to January 1, 2002). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares of the All Asset and StocksPLUS Total Return Funds convert to Class A shares after they have been held for five years (eight years for Class B shares purchased from January 1, 2002 through September 30, 2004).

•	Class B shares of all other Funds automatically convert into Class A shares after they have been held for eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares of all Funds purchased prior to January 1, 2002, is seven years.)

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year (eighteen months in the case of the CommodityRealReturn Strategy, International StocksPLUS TR Strategy and RealEstateRealReturn Strategy Funds) after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after eight years (five years for Class B shares of the All Asset and StocksPLUS Total Return Funds), Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than eight years, (five years for Class B shares of the All Asset and StocksPLUS Total Return Funds).

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Prospectus	31

Initial Sales Charges--Class A Shares

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

Real Return and StocksPLUS Funds

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

$0–$99,999	3.09%	3.00%
$100,000–$249,999	2.04%	2.00%
$250,000–$499,999	1.52%	1.50%
$500,000–$999,999	1.27%	1.25%
$1,000,000 +	0.00%*	0.00%*

All Asset and StocksPLUS Total Return Funds

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

$0–$99,999	3.90%	3.75%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.30%	2.25%
$500,000–$999,999	1.78%	1.75%
$1,000,000 +	0.00%*	0.00%*
CommodityRealReturn Strategy, International StocksPLUS TR Strategy and RealEstateRealReturn Strategy Funds
Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%*	0.00%*

  *  As shown, investors that purchase $1,000,000 or more of any Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

32	PIMCO Funds: Pacific Investment Management Series

Contingent Deferred Sales Charges (CDSCs)-Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

All Asset and StocksPLUS Total Return Funds-Class B Shares Purchased On or After October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50
Second	2.75
Third	2.00
Fourth	1.25
Fifth	0.50
Sixth and thereafter	0*
*	After the fifth year, Class B shares convert into Class A shares.

All Asset and StocksPLUS Total Return Funds-Class B Shares Purchased Prior to October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*
*	After the eighth year Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002 convert into Class A shares after seven years.

CommodityRealReturn Strategy, International StocksPLUS TR Strategy, Real Return, RealEstateRealReturn Strategy and StocksPLUS Funds-Class B Shares Purchased at any time

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*
*	After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First*	1
Thereafter	0

*	For Class C shares of the CommodityRealReturn Strategy Fund, RealEstateRealReturn Strategy Fund or International StocksPLUS TR Strategy Fund purchased, the Class C CDSC is charged for the first eighteen months after purchase.

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

PIMCO Funds: Pacific Investment Management Series	33

How CDSCs are Calculated--Shares Purchased On or Before December 31, 2001

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For instance, the following example illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs will be Calculated--Shares Purchased After December 31, 2001

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•	For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

34	PIMCO Funds: Pacific Investment Management Series

There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class B
All Funds	0.25%	0.75%

Class C
Real Return and StocksPLUS Funds	0.25%	0.50%
All other Funds	0.25%	0.75%

Because distribution fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for eight years (seven years for Class B shares purchased prior to January 1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. The financial firms are also paid commissions when they sell Class B shares. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, PAD, PIMCO and their affiliates (for purposes of this section only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all other series of the Trust and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any given year will vary and normally will not exceed the sum of (a) 0.10% of the previous year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue,

Prospectus	35

some even into 2005, until they end. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

The additional payments and incentives described above may be made to brokers or third party administrators in addition to amounts paid to participating financial firms for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and $0 to $13 for services to omnibus accounts, although they may and, in one case, do pay more than $13 per account or (ii) 0.20% of the assets in the relevant accounts.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Also, you should review carefully any disclosure by the financial firm as to its compensation.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Funds

36	PIMCO Funds: Pacific Investment Management Series

normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

PIMCO Funds Shareholders' Guide

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the PIMCO Funds Shareholders’ Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate the initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or redemption or other fee. NAVs are determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Buying Shares

You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to PA Distributors LLC, along with a completed application form to:

   PA Distributors LLC

   P.O. Box 9688

   Providence, RI 02940-0926

Prospectus	37

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PA Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a

Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment Minimums.  The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund(s) and its/their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

38	PIMCO Funds: Pacific Investment Management Series

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the minimum balance is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000. The Trust currently intends to liquidate accounts with balances of $250 or less as of the close of business on February 6, 2004. Shareholders who wish to prevent the liquidation of their accounts must increase their account balances to greater than $250 by February 5, 2004.

Exchanging Shares

You may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of a fund of PIMCO Funds: Multi-Manager Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor (except if Class A shares of the Money Market Fund are exchanged for Class A shares of any other Fund, the usual sales charges applicable to investments in such other Fund apply on shares for which no sales load was paid at the time of purchase). Exchanges of shares held less than a certain number of days may be subject to a redemption fee. See “Redemption Fees” below. Exchanges are subject to the $5,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PA Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO” Funds Shareholders’ Guide” above.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•   Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•   Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

Prospectus	39

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•   Telephone requests to the Transfer Agent

•   PIMCO Funds Automated Telephone System (ATS)

•   Expedited wire transfers

•   Automatic Withdrawal Plan

•   PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

40	PIMCO Funds: Pacific Investment Management Series

Redemption Fees

Effective with respect to shares acquired on or after June 15, 2004, shareholders of each Fund listed below will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges) within a certain number of days after their acquisition (by purchase or exchange). The following table indicates the applicable holding period for each Fund. Shares redeemed or exchanged before the expiration of the holding period will be subject to the Redemption Fee.

Fund	Holding Period(1)
Real Return Fund	7 days
All Asset, CommodityRealReturn Strategy, RealEstateRealReturn Strategy, StocksPLUS and StocksPLUS Total Return Funds	30 days
International StocksPLUS TR Strategy Fund	60 days

(1)	With respect to any acquisition of shares, the holding period commences on the day of acquisition. A new holding period begins with each acquisition of shares through a purchase or exchange.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. Redemption Fees are not sales loads or contingent deferred sales charges.

A new time period begins with each acquisition of shares through a purchase or exchange. For example, for Funds with a seven-day holding period, a series of transactions in which shares of Fund A are exchanged for shares of Fund B four days after the purchase of the Fund A shares, followed four days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales loads. Redemption and exchange of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents PIMCO’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities associated with an investor’s redemption of exchange.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that have not agreed to assess or collect the Redemption Fee from such shareholders, or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds.

Prospectus	41

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions and exchanges effected by other mutual funds that are sponsored by PIMCO or its affiliates; and
•	otherwise as the Trust may determine in its sole discretion.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise provided by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Redemptions In Kind

The Trust will redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.   Name;

2.   Date of birth (for individuals);

3.   Residential or business street address; and

4.   Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s

42	PIMCO Funds: Pacific Investment Management Series

identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly
Real Return Fund	•
All other Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of any other Fund of the Trust or PIMCO Funds: Multi-Manager Series which offers that class at NAV. You must have an account existing in the Fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

Tax Consequences

•   Taxes on Fund distributions.    If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term

Prospectus	43

capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•   Taxes when you sell (redeem) or exchange your shares.    Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•   Returns of capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•   Consult your tax advisor about other possible tax consequences.    This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state, local and foreign tax consequences.

•   A Note on the CommodityRealReturn Strategy, Real Return and RealEstateRealReturn Strategy Funds.    Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

•   A Note on Funds of Funds.    The All Asset Fund’s use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

44	PIMCO Funds: Pacific Investment Management Series

Characteristics and Risks of Securities and Investment

Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

The All Asset Fund invests its assets in shares of the Underlying Funds, and as such does not invest directly in the securities described below. The Underlying Funds, however, may invest in such securities. Because the value of an investment in the All Asset Fund is directly related to the investment performance of the Underlying Funds in which it invests, the risks of investing in the All Asset Fund are closely related to the risks associated with the Underlying Funds and their investments in the securities described below.

Securities Selection

Several of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Prospectus	45

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in mortgage- or other asset-backed securities. Each Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed

46	PIMCO Funds: Pacific Investment Management Series

rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

While the Real Return Fund intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Fund may consider convertible securities or equity securities to gain exposure to such investments.

While the International StocksPLUS TR Strategy Fund will generally invest in equity derivatives and will not normally invest directly in equity securities, the Fund may invest without limit directly in equity securities, including common stocks, preferred stocks, and convertible securities. In addition, the CommodityRealReturn Strategy Fund may invest in equity securities of issuers in commodity-related industries, and the RealEstateRealReturn Strategy Fund may invest in REITs and equity securities of issuers in real estate-related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund’s respective benchmark index, if any. Generally, the Funds will consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Prospectus	47

Foreign (Non-U.S.) Securities

Each Fund may invest in foreign (non-U.S.) securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•   Emerging Market Securities.    Each Fund (except the International StocksPLUS TR Strategy Fund) may invest up to 10% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies. The International StocksPLUS TR Strategy Fund may invest up to 10% of its total assets in Fixed Income Instruments of issuers based in countries with emerging market economies and may invest in emerging market equity securities up to the approximate weightings in the Fund’s index.

A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Funds emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. The adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

48	PIMCO Funds: Pacific Investment Management Series

Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•   Foreign Currency Transactions.    Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Fund (except the Money Market Fund) may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

Prospectus	49

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•     A Note on the CommodityRealReturn Strategy Fund.  While each Fund may invest in the following types of derivative instruments, the CommodityRealReturn Strategy Fund typically will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked and commodity-linked “structured” notes.

50	PIMCO Funds: Pacific Investment Management Series

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Fund bears the risk that the counterparty could default under a swap agreement. Further, certain Funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Fund may receive more or less principal that it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real-estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Prospectus	51

Investment in Other Investment Companies

The All Asset Fund invests substantially all of its assets in other investment companies. The All Asset Fund’s investment in a particular underlying Fund normally will not exceed 50% of its total assets. Each other Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund. The Funds may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each of the International StocksPLUS TR Strategy and RealEstateRealReturn Strategy Funds is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

52	PIMCO Funds: Pacific Investment Management Series

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher- quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Prospectus	53

Descriptions of the Underlying Funds

Because the All Asset Fund invests its assets in the Underlying Funds, and not all of the Underlying Funds are offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying Funds. Though it is anticipated that the All Asset Fund will not currently invest in the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds, the Fund may invest in these Funds in the future, without shareholder approval, at the discretion of PIMCO. In addition, at the discretion of PIMCO and without shareholder approval, the All Asset Fund may invest in additional PIMCO Funds created in the future. For a complete description of an Underlying Fund, please see that Fund’s Institutional Class prospectus, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%
	Floating Income	Variable and floating-rate securities and their economic equivalents	0–1 year	Caa to Aaa; max 10% below B	0-30%
	Short-Term	Money market instruments and short maturity fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0-10%
	Low Duration	Short maturity fixed income securities	1–3 years	B to Aaa; max 10% below Baa	0-30%
	Low Duration II	Short maturity fixed income securities with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%
	Low Duration III	Short maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% below Baa	0-30%
Intermediate Duration Bond Funds	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%
	Moderate Duration	Short and intermediate maturity fixed income securities	2–5 years	B to Aaa; max 10% below Baa	0-30%
	Total Return	Intermediate maturity fixed income securities	3–6 years	B to Aaa; max 10% below Baa	0-30%
	Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3–6 years	Baa to Aaa	0%
	Total Return III	Intermediate maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	3–6 years	B to Aaa; max 10% below Baa	0-30%
	Total Return Mortgage	Short and intermediate maturity mortgage-related fixed income securities	1–7 years	Baa to Aaa; max 10% below Aaa	0%
	Investment Grade Corporate Bond	Corporate fixed income securities	3–7 years	B to Aaa; max 10% below Baa	0-30%
	High Yield	Higher yielding fixed income securities	2–6 years	Caa to Aaa; min 80% below Baa subject to max 5% Caa	0-20%
	Diversified Income	Investment grade corporate, high yield and emerging market fixed income securities	3–8 years	Max 10% below B	0-30%

54	PIMCO Funds: Pacific Investment Management Series

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Long Duration Bond Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%
Real Return Strategy Funds	Real Return	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 10% below Baa	0-30%
	Real Return II	Inflation-indexed fixed income securities with quality and non-U.S. denominated restrictions	+/- 3 years of its Index	Baa to Aaa	0%
	Real Return Asset	Inflation-indexed fixed income securities	+/- 4 years of its Index	B to Aaa; max 20% below Baa	0-30%
	CommodityReal- Return Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0–10 years	B to Aaa; max 10% below Baa	0-30%
	RealEstateReal- Return Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities	0–10 years	B to Aaa; max 10% below Baa	0-30%
Tax Exempt Bond Funds	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	0–3 years	Baa to Aaa	0%
	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%
	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%
	California Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and California income tax)	3–12 years	B to Aaa; max 10% below Baa	0%
	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%
International Bond Funds	Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income securities	3–7 years	B to Aaa; max 10% below Baa	25-75%(3)
	Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income securities	3–7 years	B to Aaa; max 10% below Baa	25-75%(3)
	Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income securities	3–7 years	B to Aaa; max 10% below Baa	≥ 80%(3)
	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income securities	3–7 years	B to Aaa; max 10% below Baa	≥ 80%(3)
	Emerging Markets Bond	Emerging market fixed income securities	0–8 years	Max 15% below B	≥ 80%(3)

Prospectus	55

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Convertible Funds	Convertible	Convertible securities	N/A	Max 20% below B	0-30%
	European Convertible	European convertible securities	N/A	B to Aaa; max 40% below Baa	≥ 80%(4)
Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	0–1 year	B to Aaa; max 10% below Baa	0-30%
	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed-income securities	1–6 years	B to Aaa; max 10% below Baa	0-30%
	International StocksPLUS TR Strategy	Non-U.S. equity derivatives backed by a portfolio of fixed income securities	1–6 years	B to Aaa; max 10% below Baa	0-30%(5)
(1)	As rated by Moody’s, or equivalently rated by S&P, or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Underlying Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income, StocksPLUS Municipal-Backed and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	The percentage limitation relates to convertible securities issued by, or convertible into, an issuer located in any European country.
(5)	Limitation with respect to the Fund’s fixed income investments. The Fund may invest without limit in equity securities denominated in non-U.S. currencies.

56	PIMCO Funds: Pacific Investment Management Series

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	57

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor. Note: All footnotes to the financial highlights table appear at the end of the tables.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
All Asset Fund
Class A
04/30/2003 – 03/31/2004	$11.39	$0.72	$1.21	$1.93	$(0.45)	$(0.09)
Class B
04/30/2003 – 03/31/2004	11.39	0.67	1.16	1.83	(0.40)	(0.09)
Class C
04/30/2003 – 03/31/2004	11.39	0.63	1.20	1.83	(0.40)	(0.09)
CommodityRealReturn Strategy Fund
Class A
03/31/2004	$12.02	$5.70	$(0.54)	$5.16	$(1.39)	$(0.14)
11/29/2002 – 03/31/2003	11.38	(2.36)	3.77	1.41	(0.77)	0.00
Class B
03/31/2004	12.00	5.31	(0.26)	5.05	(1.32)	(0.14)
11/29/2002 – 03/31/2003	11.38	(2.45)	3.83	1.38	(0.76)	0.00
Class C
03/31/2004	12.00	5.79	(0.75)	5.04	(1.33)	(0.14)
11/29/2002 – 03/31/2003	11.38	(2.53)	3.91	1.38	(0.76)	0.00
International StocksPLUS TR Strategy Fund
Class A
10/30/2003 – 03/31/2004	$10.00	$0.43	$0.59	$1.02	$(0.26)	$0.00
Class B
10/30/2003 – 03/31/2004	10.00	0.53	0.46	0.99	(0.23)	0.00
Class C
10/30/2003 – 03/31/2004	10.00	0.60	0.39	0.99	(0.25)	0.00
Real Return Fund
Class A
03/31/2004	$11.42	$0.33	$0.90	$1.23	$(0.35)	$(0.51)
03/31/2003	10.29	0.44	1.32	1.76	(0.48)	(0.15)
03/31/2002	10.40	0.31	0.13	0.44	(0.45)	(0.10)
03/31/2001	9.92	0.71	0.61	1.32	(0.76)	(0.08)
03/31/2000	9.83	0.64	0.11	0.75	(0.64)	(0.02)
Class B
03/31/2004	11.42	0.25	0.89	1.14	(0.26)	(0.51)
03/31/2003	10.29	0.36	1.31	1.67	(0.39)	(0.15)
03/31/2002	10.40	0.23	0.13	0.36	(0.37)	(0.10)
03/31/2001	9.92	0.64	0.60	1.24	(0.68)	(0.08)
03/31/2000	9.83	0.57	0.11	0.68	(0.57)	(0.02)
Class C
03/31/2004	11.42	0.27	0.90	1.17	(0.29)	(0.51)
03/31/2003	10.29	0.38	1.32	1.70	(0.42)	(0.15)
03/31/2002	10.40	0.25	0.13	0.38	(0.39)	(0.10)
03/31/2001	9.92	0.68	0.59	1.27	(0.71)	(0.08)
03/31/2000	9.83	0.58	0.12	0.70	(0.59)	(0.02)
RealEstateRealReturn Strategy Fund
Class A
10/30/2003 – 03/31/2004	$10.00	$2.70	$0.09	$2.79	$(0.84)	$0.00
Class B
10/30/2003 – 03/31/2004	10.00	2.89	(0.13)	2.76	(0.82)	0.00
Class C
10/30/2003 – 03/31/2004	10.00	2.60	0.16	2.76	(0.83)	0.00
StocksPLUS Fund
Class A
03/31/2004	$7.58	$1.43	$1.16	$2.59	$(0.70)	$0.00
03/31/2003	9.97	(0.81)	(1.46)	(2.27)	(0.12)	0.00
03/31/2002	10.10	0.31	(0.22)	0.09	(0.22)	0.00
03/31/2001	14.06	(0.01)	(2.80)	(2.81)	(0.24)	(0.91)
03/31/2000	14.26	1.05	1.27	2.32	(1.04)	(1.48)
Class B
03/31/2004	7.44	1.41	1.06	2.47	(0.63)	0.00
03/31/2003	9.83	(0.87)	(1.42)	(2.29)	(0.10)	0.00
03/31/2002	9.98	0.24	(0.22)	0.02	(0.17)	0.00
03/31/2001	13.96	(0.09)	(2.79)	(2.88)	(0.19)	(0.91)
03/31/2000	14.18	0.90	1.30	2.20	(0.94)	(1.48)
Class C
03/31/2004	7.49	1.42	1.09	2.51	(0.65)	0.00
03/31/2003	9.88	(0.86)	(1.42)	(2.28)	(0.11)	0.00
03/31/2002	10.03	0.26	(0.22)	0.04	(0.19)	0.00
03/31/2001	14.00	(0.07)	(2.79)	(2.86)	(0.20)	(0.91)
03/31/2000	14.21	0.94	1.30	2.24	(0.97)	(1.48)
StocksPLUS Total Return Fund
Class A
07/31/2003 – 03/31/2004	$10.75	$0.02	$1.81	$1.83	$(0.03)	$(0.39)
Class B
07/31/2003 – 03/31/2004	10.75	(0.04)	1.76	1.72	(0.01)	(0.39)
Class C
07/31/2003 – 03/31/2004	10.75	(0.04)	1.77	1.73	(0.01)	(0.39)

58	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.54)	$12.78	20.35%	$333,578	0.87	%+(b)	6.41	%+	99%

0.00	(0.49)	12.73	19.40	86,963	1.62	+ (c)	5.95	+	99

0.00	(0.49)	12.73	19.43	290,297	1.62	+ (c)	5.64	+	99

$0.00	$(1.53)	$15.65	44.77%	$912,154	1.24%		39.56%		290%
0.00	(0.77)	12.02	12.64	22,380	1.24	+ (d)	(55.21	)+	492

0.00	(1.46)	15.59	43.77	145,122	1.99		37.40		290
0.00	(0.76)	12.00	12.44	5,858	1.99	+ (e)	(57.66	)+	492

0.00	(1.47)	15.57	43.76	685,963	1.99		40.12		290
0.00	(0.76)	12.00	12.42	9,258	1.99	+ (f)	(59.69	)+	492

$0.00	$(0.26)	$10.76	10.31%	$229	1.35	%+(g)	9.86	%+	41%

0.00	(0.23)	10.76	10.00	79	2.10	+ (h)	12.38	+	41

0.00	(0.25)	10.74	9.99	832	2.10	+ (i)	14.01	+	41

$0.00	$(0.86)	$11.79	11.24%	$2,503,472	0.90%		2.84%		308%
0.00	(0.63)	11.42	17.46	1,482,474	0.91	(j)	3.96		191
0.00	(0.55)	10.29	4.22	527,616	0.90		3.03		237
0.00	(0.84)	10.40	13.97	95,899	0.94	(j)	7.03		202
0.00	(0.66)	9.92	7.93	17,676	0.93	(j)	6.57		253

0.00	(0.77)	11.79	10.41	1,279,605	1.65		2.17		308
0.00	(0.54)	11.42	16.59	1,019,107	1.66	(k)	3.20		191
0.00	(0.47)	10.29	3.44	367,369	1.65		2.17		237
0.00	(0.76)	10.40	13.12	54,875	1.69	(k)	6.33		202
0.00	(0.59)	9.92	7.16	11,463	1.68	(k)	5.82		253

0.00	(0.80)	11.79	10.69	2,088,573	1.40		2.38		308
0.00	(0.57)	11.42	16.88	1,464,288	1.41	(l)	3.43		191
0.00	(0.49)	10.29	3.70	516,693	1.40		2.43		237
0.00	(0.79)	10.40	13.42	81,407	1.44	(l)	6.69		202
0.00	(0.61)	9.92	7.40	17,336	1.43	(l)	5.90		253

$0.00	$(0.84)	$11.95	29.25%	$9,791	1.24	%+(m)	57.88	%+	158%

0.00	(0.82)	11.94	28.97	3,280	1.99	+ (n)	61.66	+	158

0.00	(0.83)	11.93	28.90	6,193	1.99	+ (o)	55.77	+	158

$0.00	$(0.70)	$9.47	33.40%	$125,955	1.05%		15.66%		287%
0.00	(0.12)	7.58	(22.82)	78,753	1.05		(9.89)		282
0.00	(0.22)	9.97	0.86	107,085	1.06	(p)	3.10		455
0.00	(1.15)	10.10	(21.31)	108,332	1.05		(0.05)		270
0.00	(2.52)	14.06	17.26	160,847	1.05		7.21		92

0.00	(0.63)	9.28	33.43	142,897	1.80		15.79		287
0.00	(0.10)	7.44	(23.32)	116,047	1.80		(10.72)		282
0.00	(0.17)	9.83	0.13	200,010	1.81	(q)	2.42		455
0.00	(1.10)	9.98	(21.91)	240,913	1.80		(0.74)		270
0.00	(2.42)	13.96	16.40	374,171	1.80		6.27		92

0.00	(0.65)	9.35	33.78	152,375	1.55		15.84		287
0.00	(0.11)	7.49	(23.14)	116,803	1.55		(10.57)		282
0.00	(0.19)	9.88	0.31	187,100	1.56	(r)	2.60		455
0.00	(1.11)	10.03	(21.66)	207,945	1.55		(0.59)		270
0.00	(2.45)	14.00	16.69	311,942	1.55		6.47		92

$0.00	$(0.42)	$12.16	17.28%	$29,621	1.19	%+(s)	0.20	%+	282%

0.00	(0.40)	12.07	16.28	10,505	1.92	+ (t)	(0.54	)+	282

0.00	(0.40)	12.08	16.40	23,048	1.92	+ (t)	(0.54	)+	282

Prospectus	59

+	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.90%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.65%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.45%.
(e)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 3.43%.
(f)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 3.48%.
(g)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.98%.
(h)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.50%.
(i)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.68%.
(j)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(k)	Ratio of expenses to average net assets excluding interest expense is 1.65%.
(l)	Ratio of expenses to average net assets excluding interest expense is 1.40%.
(m)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.32%.
(n)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.09%.
(o)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.08%.
(p)	Ratio of expenses to average net assets excluding interest expense is 1.05%.
(q)	Ratio of expenses to average net assets excluding interest expense is 1.80%.
(r)	Ratio of expenses to average net assets excluding interest expense is 1.55%.
(s)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.20%.
(t)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.96%.

60	PIMCO Funds: Pacific Investment Management Series

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prospectus A-1

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

A-2	PIMCO Funds: Pacific Investment Management Series

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Prospectus A-3

PIMCO Funds: Pacific Investment Management Series

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

PA Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

Investment Company Act File number 811-5028

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

Not	part of the prospectus

Receive this document electronically

and eliminate paper mailings

www.pimcoadvisors.com

PIMCO Funds offers you the option to receive your shareholder communications online. This service, called eDelivery, allows you to access annual and semi-annual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home.

Here’s how it works

As communications become available, we’ll send you an e-mail notification containing the Internet address where you can view, save or print the materials. Your participation in eDelivery begins in the quarter you enroll.

Sign up today—it’s fast and easy

To sign up, just go to www.pimcoadvisors.com/edelivery and complete the short enrollment form.

Please note:  Each account holder in your household must enroll separately to eliminate all paper mailings to your home.

PZ692. 10/04	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	This cover is not part of the Prospectus

Prospectus
10.01.04

PIMCO Total Return Fund Receive this electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery

Share Classes	Contents
A B C

Overview

Key Concepts

Fund Summary

Summary of Principal Risks

Management of the Fund

Investment Options

How Fund Shares are Priced

How to Buy and Sell Shares

Fund Distributions

Tax Consequences

Characteristics and Risks of

Securities and Investment Techniques

Financial Highlights

Appendix A—Description of Securities Ratings

2 2 5 9 13 16 24 25 34 35 36 48 A-1

The Securities and Exchange
Commission has not approved or
disapproved these securities, or deter-
mined if this prospectus is truthful or
complete. Any representation to the
contrary is a criminal offense.

Overview

This prospectus describes the PIMCO Total Return Fund (the “Fund”). The Fund is part of the PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Fund provides access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2004, PIMCO managed approximately $392 billion in assets.

This prospectus explains what you should know about the Fund before you invest. Please read it carefully.

Total Return Fund

Main Investments Intermediate maturity fixed income securities Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Category Intermediate Duration Bond Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3–6 years	Credit Quality(1) B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly Non-U.S. Dollar Denominated Securities(2) 0–30%

Key Concepts

Following the table are certain key concepts which are used throughout the prospectus.

Fixed Income Instruments

Consistent with the Fund’s investment policies, the Fund invests in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

(1) As rated by Moody’s Investors Service, Inc., (“Moody’s”) or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.

(2) The percentage limitation relates to non-U.S. dollar-denominated securities. The Fund may invest beyond this limit in U.S. dollar-denominated securities of non-U.S. issuers.

2	PIMCO Total Return Fund Prospectus

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Fund may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a mutual fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a mutual fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s and S&P may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P. The Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, the Fund may purchase a security rated B1 by Moody’s, or B- by S&P, because the Fund’s minimum rating category is B.

PIMCO Total Return Fund Prospectus	3

Fund Description, Performance and Fees

The following summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary. Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of the Fund’s holdings.

It is possible to lose money on investments in the Fund.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

4	PIMCO Total Return Fund Prospectus

PIMCO Total Return Fund Summary

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may not invest in equity securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

PIMCO Total Return Fund Prospectus	5

Performance Information

Summary performance information for the Fund is provided in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/13/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/04–6/30/04	0.22%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest (7/1/01–9/30/01)	6.37%

Lowest (1/1/94–3/31/94)	-2.80%

6	PIMCO Total Return Fund Prospectus

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.34%	5.84%	6.61%
Class A Return After Taxes on Distributions(1)	-1.18%	3.40%	3.94%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	0.27%	3.46%	3.96%
Class B Return Before Taxes	-0.71%	5.71%	6.56%
Class C Return Before Taxes	3.29%	6.02%	6.32%
Lehman Brothers Aggregate Bond Index(2)	4.10%	6.62%	6.95%
Lipper Intermediate Investment Grade Debt Fund Avg(3)	4.55%	5.81%	6.16%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3) The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges or taxes.

PIMCO Total Return Fund Prospectus	7

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3.75%	1.0%(3)	2%
Class B	None	3.5%(4)	2%
Class C	None	1.0%(5)	2%

(1) Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2) Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(3) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

(4) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(5) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.40%	0.90%
Class B	0.25	1.00	0.40	1.65
Class C	0.25	1.00	0.40	1.65

(1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(2) “Other Expenses” reflect an administrative fee of 0.40%.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$463	$651	$ 855	$1,441	$463	$651	$855	$1,441
Class B	518	720	947	1,485*	168	520	897	1,485*
Class C	268	520	897	1,955	168	520	897	1,955

*For Class B shares purchased prior to January 1, 2002, this amount is $1,661. For Class B shares purchased from January 1, 2002 through September 30, 2004, this amount is $1,754.

8	PIMCO Total Return Fund Prospectus

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary and are described in this section. The Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Fund.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit Risk

The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

The Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

PIMCO Total Return Fund Prospectus	9

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downtown in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument

10	PIMCO Total Return Fund Prospectus

it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage Risk

When the Fund purchases mortgage-related securities it is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk

When the Fund invests in foreign securities it may experience more rapid and extreme changes in value than if it had invested exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

When the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in

PIMCO Total Return Fund Prospectus	11

interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

12	PIMCO Total Return Fund Prospectus

Management of the Fund

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2004, PIMCO had approximately $392 billion in assets under management.

Advisory Fees

The Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2004, the Fund paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Fund taken separately) of 0.25%.

Administrative Fees

The Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of the Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

For the fiscal year ended March 31, 2004, the Fund paid PIMCO monthly administrative fees at the annual rate (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares) of 0.40%.

Individual Portfolio Manager

The following person has primary responsibility for managing the Fund.

Portfolio Manager	Since	Recent Professional Experience

William H. Gross	5/87*	Managing Director, Chief Investment Officer and a founding partner of PIMCO.
*Since	inception of the Fund.

Distributor

The Trust’s Distributor is PA Distributors LLC (“PAD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

PIMCO Total Return Fund Prospectus	13

Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with Allianz Dresdner Asset Management of America L.P. (“ADAM”), PIMCO’s parent company, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, ADAM, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that ADAM, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, PAD, ADAM, and certain of their affiliates, the Trust and certain of its series, PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PIMCO, PAD, PEA, the Trust, the Funds, the MMS Funds, the Trustees and/or their affiliates.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against ADAM, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, ADAM and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on

14	PIMCO Total Return Fund Prospectus

which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

PIMCO Total Return Fund Prospectus	15

Investment Options

Classes of Shares—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of the Fund in this prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the PIMCO Funds Shareholders’ Guide for Class A, B and C Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Class A Shares

• You pay an initial sales charge when you buy Class A shares of the Fund. The maximum initial sales charge is 3.75%. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

• You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

• Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

• You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B Shares

• You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of up to 3.5% if you redeem Class B shares during the first five years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the sixth year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

16	PIMCO Total Return Fund Prospectus

• Class B shares are subject to higher 12b-1 fees than Class A shares for the first five years they are held (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class B shares automatically convert into Class A shares after they have been held for five years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares purchased prior to January 1, 2002, is seven years. The conversion period for Class B shares purchased from January 1, 2002 through September 30, 2004, is eight years.)

Class C Shares

• You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

• Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after five years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than five years.

The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

PIMCO Total Return Fund Prospectus	17

Initial Sales Charges — Class A Shares

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

Total Return Fund	Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
	$0–$99,999	3.90%	3.75%
	$100,000–$249,999	3.36%	3.25%
	$250,000–$499,999	2.30%	2.25%
	$500,000–$999,999	1.78%	1.75%
	$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Contingent Deferred Sales Charges (CDSCs) — Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares Purchased On or After October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50
Second	2.75
Third	2.00
Fourth	1.25
Fifth	0.50
Sixth and thereafter	0*

* After the fifth year, Class B shares convert into Class A shares.

18	PIMCO Total Return Fund Prospectus

Class B Shares Purchased Prior to October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

* After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of the Fund will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated-

Shares Purchased On or Before December 31, 2001

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

PIMCO Total Return Fund Prospectus	19

For instance, the following illustrates the current operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of the Fund and that six months later the value of the investor’s account for the Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from the Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 3.5%, the Class B CDSC would be $70.

How CDSCs are Calculated-

Shares Purchased After December 31, 2001

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules will apply under the method for calculating CDSCs:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•	For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of the Fund (at $10 per share) and that six months later the value of the investor’s account for the Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed,

20	PIMCO Total Return Fund Prospectus

because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 3.5%, the Class B CDSC would be $70.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A	0.25%	0.00%
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges such as sales charges that are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for five years (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

PIMCO Total Return Fund Prospectus	21

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. The financial firms are also paid commissions when they sell Class B shares. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, PAD, PIMCO and their affiliates (for purposes of this section only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all other series of the Trust and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any given year will vary and normally will not exceed the sum of (a) 0.10% of the previous year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue, some even into 2005, until they end. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

The additional payments and incentives described above may be made to brokers or third party administrators in addition to amounts paid to participating financial firms for providing bona fide

22	PIMCO Total Return Fund Prospectus

shareholder services to shareholders holding Fund shares in nominee or street name, including without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and $0 to $13 for services to omnibus accounts, although they may and, in one case, do pay more than $13 per account or (ii) 0.20% of the assets in the relevant accounts.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Also, you should review carefully any disclosure by the financial firm as to its compensation.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

PIMCO Total Return Fund Prospectus	23

How Fund Shares Are Priced

The net asset value (“NAV”) of the Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

24	PIMCO Total Return Fund Prospectus

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Fund.

PIMCO Funds Shareholders’ Guide

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the PIMCO Funds Shareholders’ Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

• Automated telephone and wire transfer procedures

• Automatic purchase, exchange and withdrawal programs

• Programs that establish a link from your Fund account to your bank account

• Special arrangements for tax-qualified retirement plans

• Investment programs which allow you to reduce or eliminate the initial sales charges

• Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are determined at the NYSE Close on each day the NYSE is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Buying Shares

You can buy Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

PIMCO Total Return Fund Prospectus	25

• Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to PA Distributors LLC, along with a completed application form to:

PA Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PA Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. Bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment Minimums.  The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000	$100

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

• Abusive Trading Practices. The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund(s) and its/their shareholders. For example, depending upon various

26	PIMCO Total Return Fund Prospectus

factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the minimum balance is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted

PIMCO Total Return Fund Prospectus	27

automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund of at least the minimum investment necessary to open the particular type of account. If your balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close the Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class A, Class B or Class C shares of the Fund for the same class of shares of another Fund of the Trust or of a fund of PIMCO Funds: Multi-Manager Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Exchanges of shares held less than 7 days may be subject to a redemption fee. See “Redemption Fees” below. Exchanges are subject to the $5,000 minimum initial purchase requirements for the Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PA Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect the Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

28	PIMCO Total Return Fund Prospectus

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

• Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

PIMCO Total Return Fund Prospectus	29

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or redemption fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

30	PIMCO Total Return Fund Prospectus

Redemption Fees

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges) within 7 days after their acquisition (by purchase or exchange).

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. Redemption Fees are not sales loads or contingent deferred sales charges.

A new time period begins with each acquisition of shares through a purchase or exchange. For example, for Funds with a seven-day holding period, a series of transactions in which shares of Fund A are exchanged for shares of Fund B four days after the purchase of the Fund A shares, followed four days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales loads. Redemption and exchange of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents PIMCO’s estimate of the costs reasonably anticipated to be incurred by the Fund in connection with the purchase or sale of portfolio securities associated with an investor’s redemption of exchange.

Limitations on the Assessment of Redemption Fees.  The Fund may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Fund will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that have not agreed to assess or collect the Redemption Fee from such shareholders, or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Fund may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by

PIMCO Total Return Fund Prospectus	31

multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Fund, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Fund’s use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Fund.

Waivers of Redemption Fees.  In the following situations, the Fund has elected not to impose the Redemption Fee:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions and exchanges effected by other mutual funds that are sponsored by PIMCO or its affiliates; and
•	otherwise as the Trust may determine in its sole discretion.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. You will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise provided by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Redemptions In Kind

The Trust will redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a

32	PIMCO Total Return Fund Prospectus

written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

PIMCO Total Return Fund Prospectus	33

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Fund intends to declare income dividends daily to shareholders of record and distribute them monthly.

In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of the Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of another fund of the Trust or PIMCO Funds: Multi-Manager Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

34	PIMCO Total Return Fund Prospectus

Tax Consequences

Taxes on Fund distributions

If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

Taxes when you sell (redeem) or exchange your shares

Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of the Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

Returns of capital

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

PIMCO Total Return Fund Prospectus	35

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Securities Selection

The Fund seeks maximum total return. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation, if any, arising from increases in the market value of the Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporate, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The

36	PIMCO Total Return Fund Prospectus

ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Fund may invest include municipal lease obligations. The Fund may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Fund may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage- or other asset-backed securities. The Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

PIMCO Total Return Fund Prospectus	37

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate

38	PIMCO Total Return Fund Prospectus

obligation of similar credit quality. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible Securities

The Fund may not invest in equity securities but may invest in convertible securities that are not considered equities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as

PIMCO Total Return Fund Prospectus	39

the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

The Fund intends to invest primarily in fixed income securities; however, while some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Fund may consider convertible securities to gain exposure to such investments.

Foreign (Non-U.S.) Securities

The Fund may invest in foreign (non-U.S.) securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for the Fund’s investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

• Emerging Market Securities.    The Fund may invest up to 10% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies.

A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the

40	PIMCO Total Return Fund Prospectus

World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. The adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

PIMCO Total Return Fund Prospectus	41

Foreign (Non-U.S.) Currencies

If the Fund invests directly in foreign currencies or in securities that it trades in, or receives revenues in, foreign currencies, it will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

• Foreign Currency Transactions.    If the Fund invests in securities denominated in foreign currencies it may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the

42	PIMCO Total Return Fund Prospectus

Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will segregate assets determined to be liquid by PIMCO or otherwise to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Fund.

The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). The Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is

PIMCO Total Return Fund Prospectus	43

the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

44	PIMCO Total Return Fund Prospectus

Delayed Funding Loans and Revolving Credit Facilities

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies

The Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, the Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund. The Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Short Sales

The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also

PIMCO Total Return Fund Prospectus	45

known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund makes a short sale it must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

46	PIMCO Total Return Fund Prospectus

Temporary Defensive Strategies

For temporary or defensive purposes, the Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of the Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Fund may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

PIMCO Total Return Fund Prospectus	47

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Total Return Fund
Class A
03/31/2004	$10.79	$0.24	$0.36	$0.60	$(0.27)	$(0.18)
03/31/2003	10.41	0.39	0.75	1.14	(0.41)	(0.35)
03/31/2002	10.52	0.49	0.20	0.69	(0.50)	(0.30)
03/31/2001	9.96	0.62	0.56	1.18	(0.62)	0.00
03/31/2000	10.36	0.58	(0.40)	0.18	(0.58)	0.00
Class B
03/31/2004	10.79	0.17	0.35	0.52	(0.19)	(0.18)
03/31/2003	10.41	0.31	0.75	1.06	(0.33)	(0.35)
03/31/2002	10.52	0.41	0.20	0.61	(0.42)	(0.30)
03/31/2001	9.96	0.54	0.57	1.11	(0.55)	0.00
03/31/2000	10.36	0.51	(0.41)	0.10	(0.50)	0.00
Class C
03/31/2004	10.79	0.17	0.35	0.52	(0.19)	(0.18)
03/31/2003	10.41	0.31	0.75	1.06	(0.33)	(0.35)
03/31/2002	10.52	0.41	0.20	0.61	(0.42)	(0.30)
03/31/2001	9.96	0.54	0.57	1.11	(0.55)	0.00
03/31/2000	10.36	0.51	(0.41)	0.10	(0.50)	0.00

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	The ratio of expenses to average net assets excluding interest expense is 0.90%.
(c)	The ratio of expenses to average net assets excluding interest expense is 1.65%.

48	PIMCO Total Return Fund Prospectus

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.45)	$10.94	5.70%	$8,777,466	0.90%		2.26%	273%
(0.76)	10.79	11.25	7,863,675	0.90		3.66	234
(0.80)	10.41	6.65	4,749,826	0.90		4.64	445
(0.62)	10.52	12.27	3,061,033	0.96	(b)	6.08	450
(0.58)	9.96	1.85	1,947,405	1.01	(b)	5.79	223

(0.37)	10.94	4.91	2,422,998	1.65		1.53	273
(0.68)	10.79	10.42	2,655,908	1.65		2.90	234
(0.72)	10.41	5.85	1,703,960	1.65		3.85	445
(0.55)	10.52	11.44	975,823	1.70	(c)	5.33	450
(0.50)	9.96	1.08	654,104	1.76	(c)	5.01	223

(0.37)	10.94	4.91	3,011,932	1.65		1.53	273
(0.68)	10.79	10.41	3,303,225	1.65		2.89	234
(0.72)	10.41	5.85	1,979,410	1.65		3.85	445
(0.55)	10.52	11.44	1,103,702	1.71	(c)	5.34	450
(0.50)	9.96	1.09	720,199	1.75	(c)	5.01	223

PIMCO Total Return Fund Prospectus	49

Appendix A

Description of Securities Ratings

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-1	PIMCO Total Return Fund Prospectus

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

PIMCO Total Return Fund Prospectus	A-2

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor’s Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

A-3	PIMCO Total Return Fund Prospectus

Speculative Grade

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of,

PIMCO Total Return Fund Prospectus	A-4

or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-5	PIMCO Total Return Fund Prospectus

PIMCO Funds: Pacific Investment Management Series

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund’s most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI includes the PIMCO Funds Shareholders’ Guide for Class A, B and C Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about the Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

PA Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimcoadvisors.com for additional information about the Fund.

Investment Company Act File number: 811-5028

PIMCO Funds: Pacific Investment Management Series

Investment Adviser and Administrator	PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660
Distributor	PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896
Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105
Shareholder Servicing Agent and Transfer Agent	PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
Legal Counsel	Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401
For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account information directly from PIMCO Funds, you can also call 1-800-426-0107.

Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site at www.pimcoadvisors.com.

PZ007. 10/04

Prospectus
10.01.04

PIMCO Municipal Bond Funds Receive this electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery.

Share Classes	NATIONAL TAX-EXEMPT BOND FUNDS
A B C	Municipal Bond Fund

NATIONAL SHORT DURATION TAX-EXEMPT BOND FUNDS
Short Duration Municipal Income Fund

STATE-SPECIFIC TAX-EXEMPT BOND FUNDS
California Intermediate Municipal Bond Fund California Municipal Bond Fund New York Municipal Bond Fund

This cover is not part of the Prospectus.

PIMCO Funds Prospectus

PIMCO Funds:

Pacific Investment Management Series

October 1, 2004

Share Classes A, B and C

This prospectus describes 5 municipal bond mutual funds offered by PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2004, PIMCO managed approximately $392 billion in assets.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities
Tax-Exempt Bond Funds	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	0–3 years	Baa to Aaa	0%
	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%
	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%
	California Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and California income tax)	3–12 years	B to Aaa; max 10% below Baa	0%
	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.

Fixed Income Instruments

Consistent with each Fund’s investment policies, each Fund will primarily invest in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The term “Fixed Income Instruments” as used generally in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

The Funds may invest in derivatives based on Fixed Income Instruments.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

2	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s and S&P may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B1 by Moody’s, or B- by S&P, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance and Fees

The Funds provide a range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	3

PIMCO California Intermediate Municipal Bond Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective. Fund Category Tax Exempt Bond	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • California State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception date of Class A shares (10/19/99), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	PIMCO Funds: Pacific Investment Management Series

PIMCO California Intermediate Municipal Bond Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	-0.95%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/01–9/30/01)	3.07%

	Lowest (10/1/01–12/31/01)	-0.79%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (8/31/99)
Class A Return Before Taxes	-0.35%	4.96%
Class A Return After Taxes on Distributions(1)	-0.43%	4.52%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	0.98%	4.55%
Lehman Brothers California Intermediate Municipal Bond Index(2)	4.57%	6.50%
Lipper California Intermediate Municipal Debt Fund Average(3)	3.47%	5.84%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities from 5 to 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper California Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3%	0.50%(3)	2%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.35%	0.85%

(1)	“Other Expenses” reflect an administrative fee of 0.35%.
(2)	Effective October 1, 2004, the Fund’s administrative fee was reduced by 0.05%, to 0.35% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$384	$563	$757	$1,318	$384	$563	$757	$1,318

Prospectus	5

PIMCO California Municipal Bond Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective. Fund Category Tax Exempt Bond	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3–12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to twelve-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • California State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (7/31/00), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	PIMCO Funds: Pacific Investment Management Series

PIMCO California Municipal Bond Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	-1.40%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/02–6/30/02)	4.32%

	Lowest (7/1/02–9/30/02)	-0.86%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (5/16/00)(4)
Class A Return Before Taxes	0.28%	6.53%
Class A Return After Taxes on Distributions(1)	0.11%	5.65%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	1.43%	5.62%
Lehman Brothers California Insured Municipal Bond Index(2)	5.20%	8.51%
Lipper California Municipal Debt Fund Average(3)	4.25%	7.35%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers California Insured Municipal Bond Index is an unmanaged index comprised of insured California Municipal Bond issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper California Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of its assets in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of five to ten years. It does not take into account sales charges or taxes.
(4)	The Fund began operations on 5/16/00. Index comparisons began on 5/31/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3%	0.50%(3)	2%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(3)   Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.35%	0.85%

(1)	“Other Expenses” reflect an administrative fee of 0.35%.
(2)	Effective October 1, 2004, the Fund’s administrative fee was reduced by 0.05%, to 0.35% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$384	$563	$757	$1,318	$384	$563	$757	$1,318

Prospectus	7

PIMCO Municipal Bond Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective. Fund Category Tax Exempt Bond	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 3–10 years	Credit Quality Ba to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its net assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s or BB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund normally varies within a three- to ten-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivatives, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (4/1/98), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	PIMCO Funds: Pacific Investment Management Series

PIMCO Municipal Bond Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/04–6/30/04	-1.38%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/02–6/30/02)	3.96%

	Lowest (4/1/99–6/30/99)	-2.45%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (12/31/97)
Class A Return Before Taxes	1.77%	4.45%	4.66%
Class A Return After Taxes on Distributions(1)	1.73%	4.34%	4.56%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	2.39%	4.35%	4.53%
Class B Return Before Taxes	-0.87%	3.97%	4.27%
Class C Return Before Taxes	3.40%	4.57%	4.66%
Lehman Brothers General Municipal Bond Index(2)	5.31%	5.83%	5.94%
Lipper General Municipal Fund Average(3)	4.77%	4.51%	4.65%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Lehman Brothers General Municipal Bond Index is an unmanaged index of municipal bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper General Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3%	1%(3)	2%
Class B	None	5%(4)(5)	2%
Class C	None	1%(6)	2%
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(5)	Class B shares are available only through exchanges of Class B shares of other funds.
(6)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)(3)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.35%	0.85%
Class B	0.25	1.00	0.35	1.60
Class C	0.25	0.75	0.35	1.35
(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.35%.
(3)	Effective October 1, 2004, the Fund’s administrative fee was reduced by 0.05%, to 0.35% per annum.

Examples. The Examples are intended to help you compare the cost of investing in Classes A, B or C of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$384	$563	$ 757	$1,318	$384	$563	$757	$1,318
Class B	663	805	1,071	1,699*	163	505	871	1,699	*
Class C	237	428	739	1,624	137	428	739	1,624
*	For Class B shares purchased prior to January 1, 2002, this amount is $1,605.

Prospectus	9

PIMCO New York Municipal Bond Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective. Fund Category Tax Exempt Bond	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3–12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three-to twelve-year time frame, based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • New York State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (10/19/99), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	PIMCO Funds: Pacific Investment Management Series

PIMCO New York Municipal Bond Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/04–6/30/04	-1.14%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/02–6/30/02)	4.87%

	Lowest (10/1/01–12/31/01)	-0.81%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (8/31/99)
Class A Return Before Taxes	1.36%	6.72%
Class A Return After Taxes on Distributions(1)	1.31%	6.21%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	1.94%	6.03%
Lehman Brothers New York Insured Municipal Bond Index(2)	5.58%	7.65%
Lipper New York Municipal Debt Fund Average(3)	4.78%	6.19%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers New York Insured Municipal Bond Index is an unmanaged index comprised of insured New York Municipal Bond issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper New York Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	3%	0.50%(3)	2%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(3)   Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses
Class A	0.25%	0.25%	0.35%	0.85%

(1)	“Other Expenses” reflect an administrative fee of 0.35%.
(2)	Effective October 1, 2004, the Fund’s administrative fee was reduced by 0.05%, to 0.35% per annum.

Examples. The Examples are intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$384	$563	$757	$1,318	$384	$563	$757	$1,318

Prospectus	11

PIMCO Short Duration Municipal Income Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Fund Category Tax Exempt Bond	Fund Focus Short to intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 0–3 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Mortgage Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (3/28/02), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and Class C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	PIMCO Funds: Pacific Investment Management Series

PIMCO Short Duration Municipal Income Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/04–6/30/04	-0.45%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/00–12/31/00)	1.91%

	Lowest (1/1/03–3/31/03)	0.24%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (8/31/99)
Class A Return Before Taxes	0.01%	3.11%
Class A Return After Taxes on Distributions(1)	0.00%	3.07%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	0.60%	3.06%
Class C Return Before Taxes	0.76%	2.99%
Lehman Brothers 1-Year Municipal Bond Index(2)	1.71%	4.06%
Lipper Short Municipal Debt Fund Average(3)	2.06%	3.89%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.
(2)	The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index comprised of National Municipal Bond issues having maturities from 1 to 2 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Municipal Debt Fund Average is a total performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	Redemption Fee(2)
Class A	2.25%	0.50%(3)	2%
Class C	None	1%(4)	2%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.
(3)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(4)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)(3)	Total Annual Fund Operating Expenses
Class A	0.20%	0.25%	0.35%	0.80%
Class C	0.20	0.55	0.35	1.10

(1)	Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.35%.
(3)	Effective October 1, 2004, the Fund’s administrative fee was reduced by 0.05%, to 0.35% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Classes A or C of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$305	$475	$659	$1,193	$305	$475	$659	$1,193
Class C	212	350	606	1,340	112	350	606	1,340

Prospectus	13

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal Bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the

14	PIMCO Funds: Pacific Investment Management Series

underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Funds may also use derivatives for leverage in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage Risk

A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of its assets in the securities of a single issuer (such as bonds issued by a particular state) than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in a similar state.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among, others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

California State-Specific Risk

A Fund that concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Prospectus	15

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2004, PIMCO had approximately $392 billion in assets under management.

Advisory Fees

Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2004, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fee
Short Duration Municipal Income Fund	0.20%
California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond and New York Municipal Bond Funds	0.25%

Administrative Fees

Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of a Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal transfer agency and printing costs.

For the fiscal year ended March 31, 2004, the Funds paid monthly administrative fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Administrative Fees*
California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds	0.40%

*  Effective October 1, 2004, the administrative fees for the Funds were reduced to annual rate of 0.35%.

Individual Portfolio Manager

The following individual has primary responsibility for managing each of the Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
California Intermediate Municipal Bond	Mark V. McCray	4/00	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000.
Prior to joining PIMCO, he was a bond trader from 1992-1999 at Goldman Sachs
& Co. where he was appointed Vice President in 1996 and named co-head of municipal bond trading in 1997 with responsibility for the firm’s proprietary account and supervised municipal bond traders.
California Municipal Bond		5/00*
Municipal Bond		4/00
New York Municipal Bond		4/00
Short Duration Municipal Income		4/00

*  Since inception of the Fund.

Distributor

The Trust’s Distributor is PA Distributors LLC (“PAD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with Allianz Dresdner Asset Management of America L.P. (“ADAM”), PIMCO’s parent company, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same

16	PIMCO Funds: Pacific Investment Management Series

matter. In the New Jersey Settlement, ADAM, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that ADAM, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, PAD, ADAM, and certain of their affiliates, the Trust and certain of its series, PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PIMCO, PAD, PEA, the Trust, the Funds, the MMS Funds, the Trustees and/or their affiliates.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against ADAM, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, ADAM and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Classes of Shares—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of the Municipal Bond Fund, Class A and Class C shares of the Short Duration Municipal Income Fund and Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds in this prospectus. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class. More extensive information about the Trust’s multi-class arrangements is included in the PIMCO Funds Shareholders Guide for Class A, B and C Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders Guide” below.

Class A Shares

•	You pay an initial sales charge when you buy Class A shares of any Fund. The maximum initial sales charge is 2.25% for the Short Duration Municipal Income Fund and 3.00% for all of the other Funds.

Prospectus	17

The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 ($250,000 in the case of the Short Duration Municipal Bond Funds) or more of Class A shares. Please see the Guide for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC (0.50% in the case of the Short Duration Municipal Bond Fund) if you purchase $1,000,000 ($250,000 in the case of the Short Duration Municipal Bond Fund) or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class B shares are subject to higher 12b-1 fees than Class A shares for the first eight years they are held (seven years for Class B shares purchased prior to January 1, 2002). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares automatically convert into Class A shares after they have been held for eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares purchased prior to January 1, 2002 is seven years.)

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after eight years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than eight years.

The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges--Class A Shares

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

18	PIMCO Funds: Pacific Investment Management Series

California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, and New York Municipal Bond Funds

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	3.09%	3.00%
$100,000–$249,999	2.04%	2.00%
$250,000–$499,999	1.52%	1.50%
$500,000–$999,999	1.27%	1.25%
$1,000,000 +	0.00%*	0.00%*
Short Duration Municipal Income Fund
Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	2.30%	2.25%
$100,000–$249,999	1.27%	1.25%
$250,000 +	0.00%**	0.00%**

*   As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

**  As shown, investors that purchase $250,000 or more of the Funds’ Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $250,000 or more of Class A shares may be subject to a CDSC of 0.50% if the shares are redeemed during the first 18 months after their purchase. See ‘‘CDSCs on Class A Shares’’ below.

Contingent Deferred Sales Charges (CDSCs)--Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares of the Municipal Bond Fund or Class C shares of the Short Duration Municipal Income Fund within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*
* After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years. Class C Shares
Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 ($250,000 in the case of the Short Duration Municipal Bond Fund) or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC (0.50% in the case of the Short Duration Municipal Bond Fund) if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

Prospectus	19

How CDSCs are Calculated--Shares Purchased On or Before December 31, 2001

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For instance, the following example illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are Calculated--Shares Purchased After December 31, 2001

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. The following rules apply under the method for calculating CDSCs:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•	For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

The following example illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders Guide” below.

20	PIMCO Funds: Pacific Investment Management Series

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class B
Municipal Bond Fund	0.25%	0.75%

Class C
Municipal Bond Fund	0.25%	0.50%
Short Duration Municipal Income Fund	0.25%	0.30%

Because distribution fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for eight years (seven years for Class B shares purchased prior to January 1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. The financial firms are also paid commissions when they sell Class B shares. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, PAD, PIMCO and their affiliates (for purposes of this section only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all other series of the Trust and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any given year will vary and normally will not exceed the sum of (a) 0.10% of the previous year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds

Prospectus	21

sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue, some even into 2005, until they end. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

The additional payments and incentives described above may be made to brokers or third party administrators in addition to amounts paid to participating financial firms for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and $0 to $13 for services to omnibus accounts, although they may and, in one case, do pay more than $13 per account or (ii) 0.20% of the assets in the relevant accounts.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Also, you should review carefully any disclosure by the financial firm as to its compensation.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV

22	PIMCO Funds: Pacific Investment Management Series

has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

PIMCO Funds Shareholders' Guide

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the PIMCO Funds Shareholders’ Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate the initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are determined at the close of regular trading (normally, 4:00 p.m. Eastern time) on each day the NYSE is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Buying Shares

You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to PA Distributors LLC, along with a completed application form to:

PA Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PA Distributors LLC and should clearly indicate

Prospectus	23

your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment Minimums.  The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund(s) and its/their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the minimum balance is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund

24	PIMCO Funds: Pacific Investment Management Series

account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of a fund of PIMCO Funds: Multi-Manager Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor (except if Class A shares of the PIMCO Money Market Fund are exchanged for Class A shares of any other Fund, the usual sales charges applicable to investments in such other Fund apply on shares for which no sales load was paid at the time of purchase). Exchanges of shares held less than a certain number of days may be subject to a redemption fee. See “Redemption Fees” below. Exchanges are subject to the $5,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Advisors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•   Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•   Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

Prospectus	25

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions, requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain an Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or redemption fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

26	PIMCO Funds: Pacific Investment Management Series

Redemption Fees

Shareholders of each Fund listed below will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges) within a certain number of days after their acquisition (by purchase or exchange). The following table indicates the applicable holding period for each Fund. Shares redeemed or exchanged before the expiration of the holding period will be subject to the Redemption Fee.

Fund	Holding Period(1)
Short Duration Municipal Bond Fund	7 days
California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond and New York Municipal Bond Funds	30 days

(1)	With respect to any acquisition of shares, the holding period commences on the day of acquisition. A new holding period begins with each acquisition of shares through a purchase or exchange.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. Redemption Fees are not sales loads or contingent deferred sales charges.

A new time period begins with each acquisition of shares through a purchase or exchange. For example, for Funds with a seven-day holding period, a series of transactions in which shares of Fund A are exchanged for shares of Fund B four days after the purchase of the Fund A shares, followed four days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales loads. Redemption and exchange of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents PIMCO’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities associated with an investor’s redemption of exchange.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that have not agreed to assess or collect the Redemption Fee from such shareholders, or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions and exchanges effected by other mutual funds that are sponsored by PIMCO or its affiliates; and
•	otherwise as the Trust may determine in its sole discretion.

Prospectus	27

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. You will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise provided by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Redemptions In Kind

The Trust will redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.    Name;

2.    Date of birth (for individuals);

3.    Residential or business street address; and

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund may also close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

28	PIMCO Funds: Pacific Investment Management Series

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Funds intend to declare daily and distribute dividends monthly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of any other Fund of PIMCO Funds: Pacific Investment Management Series or PIMCO Funds: Multi-Manager Series which offers that class at NAV. You must have an account existing in the Fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned check for your benefit in a non-interest bearing account.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in each Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend.”

•   Dividends paid to shareholders of each Fund and derived from Municipal Bond interest are expected to be designated by each Fund as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes although the California Intermediate Municipal Bond Fund, California Municipal Bond Fund, and the New York Municipal Bond Fund intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. If a Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.

•   If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions derived from taxable interest or capital gains whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions that are taxable will be taxable to you as either ordinary income or capital gains. Ordinary taxable Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. If the Fund designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Prospectus	29

Taxable Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

The Funds seek to produce income that is generally exempt from U.S. income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to U.S. income tax. Further, the California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds seek to produce income that is generally exempt from the relevant state’s income tax and will not provide any state tax benefit to individuals that are not subject to that state’s income tax.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Securities Selection

In selecting securities for a Fund, PIMCO develops an outlook for interest rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include

30	PIMCO Funds: Pacific Investment Management Series

municipal lease obligations. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in mortgage- or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Prospectus	31

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

While the Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular

32	PIMCO Funds: Pacific Investment Management Series

industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives

Each Fund may, but is not required to, use certain derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.    Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.    The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.    Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.    Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance

Prospectus	33

with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.    Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.    Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies

Each Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund. The Funds may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

34	PIMCO Funds: Pacific Investment Management Series

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Temporary Defensive Strategies

For temporary or defensive purposes, each fund may invest without limit in U.S. debt securities, including taxable and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

Prospectus	35

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

36	PIMCO Funds: Pacific Investment Management Series

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	37

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of the Municipal Bond Fund, Class A and Class C shares of the Short Duration Municipal Income Fund, and Class A shares of the California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds since the class of shares for each Fund was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor. Note: All footnotes to the financial highlights table appear at the end of the tables.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
California Intermediate Municipal
Bond Fund
Class A
03/31/2004	$10.22	$0.37	$0.00	$0.37	$(0.37)	$0.00
03/31/2003	10.16	0.40	0.12	0.52	(0.41)	(0.05)
03/31/2002	10.60	0.46	(0.07)	0.39	(0.43)	(0.40)
03/31/2001	10.05	0.43	0.57	1.00	(0.42)	(0.03)
10/19/1999 – 03/31/2000	9.94	0.18	0.12	0.30	(0.17)	(0.02)
California Municipal Bond Fund
Class A
03/31/2004	$10.36	$0.37	$0.10	$0.47	$(0.37)	$(0.04)
03/31/2003	10.02	0.41	0.36	0.77	(0.42)	(0.01)
03/31/2002	10.35	0.32	0.08	0.40	(0.34)	(0.39)
07/31/2000 – 03/31/2001	10.35	0.27	0.46	0.73	(0.30)	(0.43)
Municipal Bond Fund
Class A
03/31/2004	$10.18	$0.38	$0.13	$0.51	$(0.37)	$0.00
03/31/2003	10.03	0.42	0.18	0.60	(0.42)	(0.03)
03/31/2002	10.02	0.47	0.12	0.59	(0.47)	(0.11)
03/31/2001	9.47	0.44	0.55	0.99	(0.44)	0.00
03/31/2000	10.12	0.43	(0.65)	(0.22)	(0.43)	0.00
Class B
03/31/2004	10.18	0.30	0.14	0.44	(0.30)	0.00
03/31/2003	10.03	0.34	0.19	0.53	(0.35)	(0.03)
03/31/2002	10.02	0.39	0.12	0.51	(0.39)	(0.11)
03/31/2001	9.47	0.37	0.55	0.92	(0.37)	0.00
03/31/2000	10.12	0.36	(0.65)	(0.29)	(0.36)	0.00
Class C
03/31/2004	10.18	0.32	0.14	0.46	(0.32)	0.00
03/31/2003	10.03	0.37	0.18	0.55	(0.37)	(0.03)
03/31/2002	10.02	0.42	0.12	0.54	(0.42)	(0.11)
03/31/2001	9.47	0.39	0.55	0.94	(0.39)	0.00
03/31/2000	10.12	0.38	(0.65)	(0.27)	(0.38)	0.00
New York Municipal Bond Fund
Class A
03/31/2004	$10.68	$0.32	$0.21	$0.53	$(0.32)	$(0.02)
03/31/2003	10.35	0.37	0.48	0.85	(0.40)	(0.12)
03/31/2002	10.64	0.44	0.18	0.62	(0.45)	(0.46)
03/31/2001	9.94	0.43	0.77	1.20	(0.41)	(0.09)
10/19/1999 – 03/31/2000	9.90	0.16	0.07	0.23	(0.17)	(0.02)
Short Duration Municipal Income Fund
Class A
03/31/2004	$10.16	$0.17	$0.01	$0.18	$(0.17)	$0.00
03/31/2003	10.17	0.22	(0.01)	0.21	(0.22)	0.00
Class C
03/31/2004	10.16	0.14	0.01	0.15	(0.14)	0.00
03/31/2003	10.17	0.19	(0.01)	0.18	(0.19)	0.00

+	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Effective January 1, 2003, the administrative expense was increased to 0.40%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.63%.
(e)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.43%.
(f)	Ratio of expenses to average net assets excluding interest expense is 1.60%.
(g)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.88%.

38	PIMCO Funds: Pacific Investment Management Series

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.37)	$10.22	3.73%	$47,407	0.90%		3.69%	137%
(0.46)	10.22	5.13	58,325	0.87	(b)	3.86	101
(0.83)	10.16	3.76	22,828	0.86	(c)	4.39	94
(0.45)	10.60	10.19	29,035	0.86	(c)	4.19	257
(0.19)	10.05	2.94	1,793	0.85	+ (d)	3.96 +	357

$(0.41)	$10.42	4.63%	$5,086	0.90%		3.60%	157%
(0.43)	10.36	7.74	5,830	0.87	(b)	3.97	221
(0.73)	10.02	3.81	2,037	0.87	(c)	3.10	164
(0.73)	10.35	7.72	706	0.85	+ (e)	3.89 +	338

$(0.37)	$10.32	5.15%	$60,742	0.90%		3.66%	115%
(0.45)	10.18	6.08	65,254	0.86	(b)	4.05	108
(0.58)	10.03	5.94	21,295	0.85		4.60	231
(0.44)	10.02	10.74	11,381	0.85		4.52	306
(0.43)	9.47	(2.16)	8,666	0.85		4.44	145

(0.30)	10.32	4.36	46,467	1.65		2.90	115
(0.38)	10.18	5.29	43,553	1.61	(b)	3.32	108
(0.50)	10.03	5.15	18,535	1.60		3.85	231
(0.37)	10.02	9.92	8,513	1.60		3.79	306
(0.36)	9.47	(2.89)	5,314	1.60		3.69	145

(0.32)	10.32	4.62	81,894	1.40		3.16	115
(0.40)	10.18	5.55	92,101	1.36	(b)	3.59	108
(0.53)	10.03	5.42	48,265	1.35		4.10	231
(0.39)	10.02	10.20	30,539	1.35		4.06	306
(0.38)	9.47	(2.64)	28,674	1.35		3.94	145

$(0.34)	$10.87	5.04%	$16,328	0.90%		2.96%	147%
(0.52)	$10.68	8.36	$11,739	0.88	(b)	3.49	227
(0.91)	10.35	6.09	2,210	0.87	(c)	4.22	204
(0.50)	10.64	12.38	186	0.86	(c)	4.15	973
(0.19)	9.94	2.30	10	0.89	+ (c)(g)	3.68 +	270

$(0.17)	$10.17	1.78%	$261,909	0.85%		1.65%	226%
(0.22)	10.16	2.07	207,709	0.82	(b)	2.16	152

(0.14)	10.17	1.47	67,984	1.15		1.35	226
(0.19)	10.16	1.77	45,755	1.12	(b)	1.88	152

Prospectus	39

Appendix A

Description of Securities Ratings

A Fund’s investment may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities particular rating category will vary. The following terms are generally used to described the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1	PIMCO Funds: Pacific Investment Management Series

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

Prospectus    A-2

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

A-3	PIMCO Funds: Pacific Investment Management Series

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Prospectus    A-4

PIMCO Funds: Pacific Investment Management Series

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes.

The SAI includes the PIMCO Funds Shareholders Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of the SAI, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-426-0107, or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PA Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Investment Company Act File number: 811-5028

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

Not	part of the prospectus

Receive this document electronically

and eliminate paper mailings

www.pimcoadvisors.com

PIMCO Funds offers you the option to receive your shareholder communications online. This service, called eDelivery, allows you to access annual and semi-annual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home.

Here’s how it works

As communications become available, we’ll send you an e-mail notification containing the Internet address where you can view, save or print the materials. Your participation in eDelivery begins in the quarter you enroll.

Sign up today—it’s fast and easy

To sign up, just go to www.pimcoadvisors.com/edelivery and complete the short enrollment form.

Please note:  Each account holder in your household must enroll separately to eliminate all paper mailings to your home.

PZ002. 10/04	This cover is not part of the Prospectus

Prospectus 10.01.04

PIMCO Real Return Strategy & IndexPLUS Funds

Share Class	REAL RETURN STRATEGY FUNDS
D

Real Return Fund

CommodityRealReturn Strategy Fund

RealEstateRealReturn Strategy Fund

All Asset Fund

INDEXPLUS STOCK FUNDS

StocksPLUS Fund

StocksPLUS Total Return Fund

International StocksPLUS TR Strategy Fund

This cover is not part of the Prospectus.

PIMCO Funds Prospectus

PIMCO Funds: Pacific Investment Management Series

October 1, 2004

Share Class D

This prospectus describes 7 mutual funds offered by PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2004, PIMCO managed approximately $392 billion in assets. The firm’s institutional heritage is reflected in the PIMCO Funds offered in this prospectus.

The Funds offer Class D shares in this prospectus. This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Real Return Strategy Funds	Real Return	Inflation-indexed fixed income securities	+/– 3 years of its Index	B to Aaa; max 10% below Baa	0–30%
	All Asset	Other PIMCO Funds with certain limitations	Average of Funds held(3)	Average of Funds held(3)	Average of Funds held(3)
	RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities	0–10 years	B to Aaa; max 10% below Baa	0–30%
	CommodityRealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0–10 years	B to Aaa; max 10% below Baa	0–30%
Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0–30%
	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities	1–6 years	B to Aaa; max 10% below Baa	0–30%
	International StocksPLUS TR Strategy	Non-U.S. equity derivatives backed by a portfolio of fixed income securities	1–6 years	B to Aaa; max 10% below Baa	0–30%(4)
(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Fund may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The Fund does not invest in securities directly, but in other PIMCO Funds.
(4)	Limitation with respect to the Fund’s fixed income investments. The Fund may invest without limit in equity securities denominated in non-U.S. currencies.

Fixed Income Instruments

Consistent with each Fund’s investment policies, each Fund invests in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

2	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s and S&P may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B1 by Moody’s, or B- by S&P, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments Made by the All Asset Fund

The All Asset Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset Fund may invest in any Funds of the Trust except the All Asset All Authority Fund. Though it is anticipated that the All Asset Fund will not currently invest in the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS Short Strategy Funds, the Fund may invest in these Funds in the future, without shareholder approval, at the discretion of PIMCO. The PIMCO Funds in which the All Asset Fund invests are called Underlying Funds in this prospectus.

Prospectus	3

PIMCO All Asset Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management Fund Category Real Return Strategy	Fund Focus Underlying PIMCO Funds Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of any other Fund of the Trust except the All Asset All Authority Fund. Though it is anticipated that the Fund will not currently invest in the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS Short Strategy Funds, the Fund may invest in these Funds in the future, without shareholder approval, at the discretion of PIMCO. The PIMCO Funds in which the All Asset Fund may invest are called Underlying Funds in this prospectus. The Fund invests its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying Funds. The asset allocation sub-adviser attempts to diversify the Fund’s assets broadly among the Underlying Funds. Please see the “Descriptions of the Underlying Funds” in this prospectus for more information about the Underlying Funds.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Fund’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Fund’s combined investments in the International StockPLUS TR Strategy, StocksPLUS and StocksPLUS Total Return Funds normally will not exceed 50% of total assets. In addition, the Fund’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return II, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets. The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issues than a diversified fund.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to investing in the Underlying Funds, at the discretion of PIMCO and without shareholder approval, the Fund may invest in additional PIMCO Funds created in the future.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying Fund Risks	• Issuer Non-Diversification Risk

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Variable Dividend Risk • Liquidity Risk • Derivatives Risk	• Commodity Risk • Equity Risk • Mortgage Risk • Foreign Investment Risk • European Concentration Risk • Real Estate Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • California State-Specific Risk • New York State-Specific Risk

4	PIMCO Funds: Pacific Investment Management Series

PIMCO All Asset Fund (continued)

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information

The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Lehman Global Real: U.S. TIPS 1–10 Year Index, which is an unmanaged market index comprised of all U.S. inflation-linked indexed securities with maturities of 1 to 10 years. The Fund’s secondary benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”) (specifically, the CPI for all Urban Consumers). The CPI measures inflation as experienced by consumers in their day-to-day living expenses. Specifically, the CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The CPI is periodically determined by the U.S. Department of Labor, Bureau of Labor Statistics.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart and the information to its right show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/30/03), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	5

PIMCO All Asset Fund (continued)

Calendar Year Total Returns — Class D	More Recent Return Information

	1/1/04–6/30/04	1.65%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	6.05%

	Lowest (3rd Qtr. ‘03)	0.46%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (7/31/02)
Class D Return Before Taxes	15.32%	19.49%
Class D Return After Taxes on Distributions(1)	13.61%	17.51%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	9.94%	15.45%
Lehman Global Real: U.S. TIPS: 1-10 Year Index(2)	7.11%	9.02%
CPI + 500 Basis Points(3)	7.08%	7.11%
Lipper Flexible Portfolio Funds Average(4)	21.47%	13.88%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Global Real: U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Linked Indexed securities with maturities of 1 to 10 years. It is not possible to invest directly in such an unmanaged index.
(3)	The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonably adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(4)	The Lipper Flexible Portfolio Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

6	PIMCO Funds: Pacific Investment Management Series

PIMCO All Asset Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses (including Underlying Fund fees) you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Underlying Fund Expenses(3)	Total Annual Fund Operating Expenses	Expense Reduction(4)	Net Fund Operating Expenses
Class D	0.20%	0.25%	0.45%	0.63%	1.53%	(0.03)%	1.50%

(1)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(2)	“Other Expenses” reflect an administrative fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees.
(3)	Underlying Fund Expenses for the Fund are estimated based upon an allocation of the Fund’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see “Management of the Funds—Fund of Funds Fees.”
(4)	PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60% of the total assets invested in Underlying PIMS Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$153	$474	$818	$1,791

Prospectus	7

PIMCO CommodityRealReturn Strategy Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management Fund Category Real Return Strategy	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities Average Portfolio Duration 0–10 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The Fund invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Fund will receive the price appreciation (or depreciation) of a commodity index, a portion of an index, or a single commodity, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

Principal Risks

Under certain conditions, generally in a market where the value of both commodities and fixed income securities are declining, the Fund may experience substantial losses. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Commodity Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart and the information to its right show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (11/29/02), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	PIMCO Funds: Pacific Investment Management Series

PIMCO CommodityRealReturn Strategy Fund (continued)

Calendar Year Total Returns — Class D	More Recent Return Information

	1/1/04–6/30/04	7.93%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘03)	12.45%

	Lowest (1st Qtr. ‘03)	3.98%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (6/28/02)(4)
Class D Return Before Taxes	29.12%	36.68%
Class D Return After Taxes on Distributions(1)	25.13%	31.45%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	18.91%	28.24%
Dow Jones – AIG Commodity Total Return Index(2)	23.93%	24.14%
Lipper Specialty/Miscellaneous Avg.(3)	31.40%	12.60%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Dow Jones - AIG Commodity Total Return Index is an unmanaged index composed of futures contracts on 20 physical commodities and is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Specialty/Miscellaneous Average is a total return performance average of Funds tracked by Lipper, Inc. that limit their investments to a specific industry (e.g. transportation, retailing, or paper, etc.) or that have not been classified into an existing investment objective. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(4)	The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.49%	0.25%	0.50%	1.24%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2) “Other Expenses” reflect an administrative fee of 0.50% that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$126	$393	$681	$1,500

Prospectus	9

PIMCO International StocksPLUS TR Strategy Fund

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management Fund Category Equity-Related	Fund Focus Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income securities Average Collateral Fixed Income Duration 1–6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances substantially all of its assets in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. At least 75% of the Fund’s total assets will be hedged to U.S. dollars or invested in U.S. dollar-denominated investments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe Australia Far East “EAFE” Index, hedged to U.S. dollars (the “Index”). The Fund uses equity derivatives in addition to or in place of stocks to attempt to equal or exceed the performance of the Index. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within a one- to six-year timeframe based on PIMCO’s forecast for interest rates.

The Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The Fund is neither sponsored by nor affiliated with the Index. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks. Stocks chosen for the Fund are not limited to those with any particular weighting in the Index. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

10	PIMCO Funds: Pacific Investment Management Series

PIMCO International StocksPLUS TR Strategy Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 60 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Class D	0.55%	0.25%	0.92%	1.72%	(0.37)%	1.35%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.80% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   ”Other Expenses” reflect an administrative fee of 0.55% that is not reflected under Distribution and/or Service (12b-1) Fees, and organizational expenses.

(3)   PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for Class D shares to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 1.35% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3
Class D	$137	$428

Prospectus	11

PIMCO Real Return Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management Fund Category Real Return Strategy	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the real duration of the Lehman Global Real: U.S. TIPS Index, which as of June 30, 2004 was 8.7 years. For these purposes, in calculating the Fund’s average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund (continued)

Calendar Year Total Returns — Class D	More Recent Return Information

	1/1/04–6/30/04	1.90%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/02–9/30/02)	7.58%

	Lowest (10/1/01–12/31/01)	-1.37%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (1/29/97)(4)
Class D Return Before Taxes	8.02%	10.15%	8.53%
Class D Return After Taxes on Distributions(1)	5.65%	7.46%	5.96%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	5.70%	7.07%	5.73%
Lehman Global Real: U.S. TIPS Index(2)	8.40%	9.57%	7.84%
Lipper Treasury Inflation-Protected Securities Average(3)	7.36%	8.96%	7.88%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. Performance information for the index prior to October 1997 is based on the performance information of the Lehman Inflation Notes Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Treasury Inflation-Protected Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in inflation-indexed bonds issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The average, created in 2004 by Lipper, reflects more closely than the Fund’s previous Lipper average the universe of securities in which the Fund invests. The current average does not take into account sales charges or taxes. Lipper no longer maintains or publishes returns for the Fund’s previous Lipper average, the Lipper Intermediate U.S. Treasury Fund Average, and therefore no returns are provided for this average.
(4)	The Fund began operations on 1/29/97. Index comparisons began on 1/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.40%	0.90%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$92	$287	$498	$1,108

Prospectus	13

PIMCO RealEstateRealReturn Strategy Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management Fund Category Real Return Strategy	Fund Focus Real estate-linked derivatives backed by a portfolio of inflation indexed and other fixed income securities Average Collateral Fixed Income Duration 0–10 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may invest directly in real estate investment trusts (“REIT”) and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange traded funds.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the “Code”), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

Principal Risks

Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Real Estate Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart of annual returns table is included for the Fund.

14	PIMCO Funds: Pacific Investment Management Series

PIMCO RealEstateRealReturn Strategy Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Class D	0.49%	0.25%	0.61%	1.35%	(0.10)%	1.25%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses,” reflect an administrative fee of 0.50% that is not reflected under Distribution and/or Service (12b-1) Fees, interest expense, organizational expenses and pro rata Trustees fees. Total Annual Operating Expenses excluding interest expense is 1.34%. Interest expense is generally incurred as a result of investment management activities.

(3)   PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for Class D shares to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 1.25% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3
Class D	$126	$393

Prospectus	15

PIMCO StocksPLUS Fund

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500 Fund Category Equity-Related	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities Average Portfolio Duration 0–1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For the period prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Fund (continued)

Calendar Year Total Returns — Class D Calendar Year End (through 12/31)	More Recent Return Information

	1/1/04–6/30/04	2.71%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/98–12/31/98)	21.17%

	Lowest (7/1/02–9/30/02)	-16.90%

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class D Return Before Taxes	29.05%	-0.34%	11.32%
Class D Return After Taxes on Distributions(1)	27.10%	-2.56%	7.05%
Class D Return After Taxes on Distributions and Sale of Fund Shares (1)	18.84%	-1.40%	7.33%
S&P 500 Index(2)	28.68%	-0.57%	11.07%
Lipper Large-Cap Core Fund Average(3)	25.57%	-1.66%	8.87%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a 3 year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the S&P 400 Mid-Cap Index. It does not take into account sales charges or taxes.
(4)	The Fund began operations on 5/13/93. Index comparisons began on 4/30/93.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.40%	0.25%	0.40%	1.05%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2) “Other Expenses” reflect an administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$107	$334	$579	$1,283

Prospectus	17

PIMCO StocksPLUS Total Return Fund

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500 Fund Category Equity-Related	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities Average Portfolio Duration 1–6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within a one- to six-year timeframe based on PIMCO’s forecast for interest rates.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For the period prior to the inception date of Class D shares (7/31/03), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Total Return Fund (continued)

Calendar Year Total Returns — Class D	More Recent Return Information

	1/1/04–6/30/04	3.38%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	17.22%

	Lowest (1st Qtr. ‘03)	-2.82%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (6/28/02)(4)
Class D Return Before Taxes	30.12%	14.70%
Class D Return After Taxes on Distributions(1)	28.97%	13.70%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	20.04%	12.06%
S&P 500 Index(2)	28.68%	10.02%
Lipper Large-Cap Core Fund Average(3)	25.57%	7.73%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Large-Cap Core Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a 3-year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the S&P 400 Mid-Cap Index. It does not take into account sales charges or taxes.
(4)	The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Class D	0.49%	0.25%	0.46%	1.20%	(0.01)%	1.19%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees, and organizational expenses.

(3)   PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 1.19% for Class D. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$121	$378	$654	$1,443

Prospectus	19

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic condition, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Fund’s ability to sell its high yield securities (liquidity risk). If the issuer of a security is in default with respect to interest payments or principal payments, a Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the

20	PIMCO Funds: Pacific Investment Management Series

underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Commodity Risk

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk

The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage Risk

A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

European Concentration Risk

When a Fund holds or obtains exposure to European securities or indices of securities, it may be affected significantly by economic, regulatory or political developments affecting European issues. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Real Estate Risk

A Fund that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a real estate investment trust (“REIT”) is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Prospectus	21

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Leveraging Risk Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Smaller Company Risk

The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

California State-Specific Risk

A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that

22	PIMCO Funds: Pacific Investment Management Series

of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Allocation Risk

The All Asset Fund’s investment performance depends upon how its assets are allocated and reallocated between the Underlying Funds according to the Fund’s asset allocation targets and ranges. A principal risk of investing in the Fund is that the Fund’s adviser will make less than optimal or poor asset allocation decisions. The adviser attempts to identify allocations for the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the adviser will focus on an Underlying Fund that performs poorly or underperforms other Funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Underlying Fund Risks

Because the All Asset Fund invests all of its assets in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The All Asset Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2004, PIMCO had approximately $392 billion in assets under management.

PIMCO has engaged Research Affiliates, LLC, a California limited liability company, to serve as asset allocation sub-adviser to the All Asset Fund. Research Affiliates, LLC is located at 800 E. Colorado Blvd., Suite 870, Pasadena, CA 91101.

Advisory Fees

Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2004, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees

All Asset Fund	0.20%
Real Return Fund	0.25%
StocksPLUS Fund	0.40%
CommodityRealReturn Strategy, RealEstateRealReturn Strategy and StocksPLUS Total Return Funds	0.49%
International StocksPLUS TR Strategy Fund	0.55%

In addition, PIMCO pays a fee to Research Affiliates, the asset allocation sub-adviser of the All Asset Fund, at an annual rate of 0.20% of the average daily net assets of the Fund.

Administrative Fees

Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class D shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal transfer agency and printing costs.

PIMCO may pay financial service firms a portion of the Class D administrative fees in return for the firm’s services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms).

Prospectus	23

For the fiscal year ended March 31, 2004, the Funds paid PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class D shares):

Fund	Administrative Fees*

Real Return and StocksPLUS Funds	0.65%
All Asset and StocksPLUS Total Return Funds	0.70%
CommodityRealReturn Strategy and RealEstateRealReturn Strategy Funds	0.75%
International StocksPLUS TR Strategy Fund	0.80%

*   As described below under “12b-1 Plan for Class D Shares,” the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940, which provides for the payment of up to 0.25% of the administrative fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” table provided under “Fees and Expenses of the Fund” for each Fund shows the administrative fees rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Other Expenses.”

12b-1 Plan for Class D Shares

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Fund of Funds Fees

The All Asset Fund pays advisory and administrative fees directly to PIMCO at an annual rate of 0.20% and 0.70%, respectively, based on the average daily net assets attributable in the aggregate to the Fund’s Class D shares. The Fund also indirectly pays its proportionate share of the advisory and administrative fees charged by PIMCO to the Underlying Funds in which the Fund invests. For the All Asset Fund, PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce its advisory fee to the extent that the Underlying Fund Expenses attributable to advisory and administrative fees exceed 0.60% of the total assets invested in Underlying PIMS Funds.

The expenses associated with investing in a “fund of funds” are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level. The Fund invests in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

24	PIMCO Funds: Pacific Investment Management Series

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds. Because the All Asset Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund’s assets are allocated from time to time among the Underlying Funds.

Annual Underlying Fund Expenses

(Based on the average daily net assets attributable to an Underlying Fund’s Institutional Class Shares)

Underlying Fund	Advisory Fees	Other Expenses(1)	Total Fund Operating Expenses
California Intermediate Municipal Bond Fund	0.25%	0.20%	0.47%
California Municipal Bond Fund	0.25	0.22	0.47
CommodityRealReturn Strategy Fund	0.49	0.25	0.74
Convertible Fund	0.40	0.26	0.66
Diversified Income Fund	0.45	0.31	0.75	(2)
Emerging Markets Bond Fund	0.45	0.40	0.85
European Convertible Fund	0.50	0.25	0.75
Floating Income Fund	0.30	0.25	0.55
Foreign Bond Fund (Unhedged)	0.25	0.25	0.50
Foreign Bond Fund (U.S. Dollar-Hedged)	0.25	0.26	0.51
Global Bond Fund (Unhedged)	0.25	0.31	0.56
Global Bond Fund (U.S. Dollar-Hedged)	0.25	0.31	0.56
GNMA Fund	0.25	0.27	0.52
High Yield Fund	0.25	0.25	0.50
International StocksPLUS TR Strategy Fund	0.55	0.53	0.85	(3)
Investment Grade Corporate Bond Fund	0.25	0.26	0.51
Long-Term U.S. Government Fund	0.25	0.26	0.51
Low Duration Fund	0.25	0.18	0.43
Low Duration Fund II	0.25	0.25	0.50
Low Duration Fund III	0.25	0.27	0.52
Moderate Duration Fund	0.25	0.20	0.45
Money Market Fund	0.12	0.20	0.32
Municipal Bond Fund	0.25	0.24	0.49
New York Municipal Bond Fund	0.25	0.22	0.47
Real Return Fund	0.25	0.20	0.45
Real Return Fund II	0.25	0.20	0.45
Real Return Asset Fund	0.35	0.26	0.61
RealEstateRealReturn Strategy Fund	0.49	0.88	0.74	(4)
Short Duration Municipal Income Fund	0.20	0.15	0.35
Short-Term Fund	0.25	0.20	0.45
StocksPLUS Fund	0.40	0.25	0.65
StocksPLUS Total Return Fund	0.49	0.26	0.74	(4)
Total Return Fund	0.25	0.18	0.43
Total Return Fund II	0.25	0.25	0.50
Total Return Fund III	0.25	0.25	0.50
Total Return Mortgage Fund	0.25	0.30	0.55

(1)	Other Expenses includes administrative fees and other expenses (e.g., organizational expenses, interest expense, and pro rata trustee fees) attributable to the Institutional Class shares. For the International StocksPLUS TR Strategy Fund, and RealEstateRealReturn Strategy Fund, the Other Expenses are based on estimated amounts for the initial fiscal year of each Fund’s Institutional class shares and include each Fund’s organizational expenses.

(2)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Institutional Class shares, to the extent they would exceed 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided the expenses, including such recoupment, do not exceed the annual expense limit.

(3)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Institutional Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.85% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(4)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Institutional Class shares to the extent they would exceed, due to the payment of organizational expenses, 0.74% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Prospectus	25

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

All Asset	Robert D. Arnott	7/02*	Chief Executive Officer, Research Affiliates LLC. Until April 30, 2004, Mr. Arnott was also Chairman of First Quadrant, L.P.

CommodityRealReturn Strategy	John B. Brynjolfsson	6/02*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.
Real Return		1/97*

International StocksPLUS TR Strategy	Pasi Hamalainen	10/03*	Mr. Hamalainen is a Managing Director and member of PIMCO’s investment committee. Previously, he has served as PIMCO’s head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of PIMCO’s mortgage team.

RealEstateRealReturn Strategy	John B. Brynjolfsson	10/03*	Mr. Brynjolfsson is a Managing Director of PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.

StocksPLUS	William H. Gross	1/98	Managing Director, Chief Investment Officer and a founding partner of PIMCO.
StocksPLUS Total Return		6/02*	He leads a team which manages the StocksPLUS and StocksPLUS Total Return Funds.

* Since inception of the Fund.

Distributor

The Trust’s Distributor is PA Distributors LLC (“PAD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with Allianz Dresdner Asset Management of America L.P. (“ADAM”), PIMCO’s parent company, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, ADAM, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that ADAM, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, PAD, ADAM, and certain of their affiliates, the Trust and certain of its series, PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PIMCO, PAD, PEA, the Trust, the Funds, the MMS Funds, the Trustees and/or their affiliates.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against ADAM, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, ADAM and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

26	PIMCO Funds: Pacific Investment Management Series

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General Information

•   Financial Service Firms.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Administrator or another affiliate of the Fund (at an annual rate generally not to exceed 0.35% (up to 0.25% may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans are often higher). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

This prospectus should be read in connection with your firm’s materials regarding its fees and services.

•   Calculation of Share Price and Redemption Payments.  When you buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares. NAVs are determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open. See “How Fund Shares Are Priced” below for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Buying Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms” above.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

Prospectus	27

Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

•	Investment Minimums. The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund(s) and its/their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the

28	PIMCO Funds: Pacific Investment Management Series

imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the minimum balance is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000. The Trust currently intends to liquidate accounts with balances of $250 or less as of the close of business on February 6, 2004. Shareholders who wish to prevent the liquidation of their accounts must increase their account balances to greater than $250 by February 5, 2004.

Exchanging Shares

You may exchange your Class D shares of any Fund for Class D shares of any other Fund or any fund of PIMCO Funds: Multi-Manager Series that offers Class D shares. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Exchanges of shares held less than a certain number of days may be subject to a redemption fee. See “Redemption Fees” below. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by SEC regulations, the Trust will give 60 days’ advance notice to your financial service firm of any termination or material modification of the exchange privilege.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.	Name.
2.	Date of birth (for individuals).
3.	Residential or business street address.
4.	Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Prospectus	29

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Selling Shares

You can sell (redeem) Class D shares through your financial service firm on any day the NYSE is open. Other than any applicable redemption fee (see below), you do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order. Redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Redemptions of shares held less than a certain number of days may be subject to a redemption fee. See “Redemption Fees” below.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

30	PIMCO Funds: Pacific Investment Management Series

Redemption Fees

Effective with respect to shares acquired on or after June 15, 2004, shareholders of each Fund listed below will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges) within a certain number of days after their acquisition (by purchase or exchange). The following table indicates the applicable holding period for each Fund. Shares redeemed or exchanged before the expiration of the holding period will be subject to the Redemption Fee.

Fund	Holding Period(1)
Real Return Fund	7 days
All Asset, CommodityRealReturn Strategy, RealEstateRealReturn Strategy, StocksPLUS and StocksPLUS Total Return Funds	30 days
International StocksPLUS TR Strategy Fund	60 days

(1)	With respect to any acquisition of shares, the holding period commences on the day of acquisition. A new holding period begins with each acquisition of shares through a purchase or exchange.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. Redemption Fees are not sales loads or contingent deferred sales charges.

A new time period begins with each acquisition of shares through a purchase or exchange. For example, for Funds with a seven-day holding period, a series of transactions in which shares of Fund A are exchanged for shares of Fund B four days after the purchase of the Fund A shares, followed four days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales loads. Redemption and exchange of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents PIMCO’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities associated with an investor’s redemption of exchange.

Limitations on the Assessment of Redemption Fees. The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that have not agreed to assess or collect the Redemption Fee from such shareholders, or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the systematic capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds.

Waivers of Redemption Fees. In the following situations, the Funds have elected not to impose the Redemption Fee:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions and exchanges effected by other mutual funds that are sponsored by PIMCO or its affiliates; and
•	otherwise as the Trust may determine in its sole discretion.

Prospectus	31

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise provided by law.

Payments to Financial Firms

Some or all of the distribution fees and servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. The financial firms are also paid commissions when they sell Class B shares. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, PAD, PIMCO and their affiliates (for purposes of this section only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all other series of the Trust and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any given year will vary and normally will not exceed the sum of (a) 0.10% of the previous year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue, some even into 2005, until they end. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

The additional payments and incentives described above may be made to brokers or third party administrators in addition to amounts paid to participating financial firms for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and $0 to $13 for services to omnibus accounts, although they may and, in one case, do pay more than $13 per account or (ii) 0.20% of the assets in the relevant accounts.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Also, you should review carefully any disclosure by the financial firm as to its compensation.

32	PIMCO Funds: Pacific Investment Management Series

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class D shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities of indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if significant events occur after the close of the relevant market but prior to the NYSE Close.

Prospectus	33

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly
Real Return Fund	•
All other Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•     Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

•     Invest all distributions in Class D shares of any other Fund of the Trust or PIMCO Funds: Multi-Manager Series which offers Class D shares at NAV. You must have an account existing in the Fund selected for investment with the identical registered name. This option must be elected when your account is set up.

•     Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

Tax Consequences

•     Taxes on Fund distributions.  If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•     Taxes when you sell (redeem) or exchange your shares.  Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

34	PIMCO Funds: Pacific Investment Management Series

•     Returns of capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•     Consult your tax advisor about other possible tax consequences.  This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state, local and foreign tax consequences.

•     A Note on the CommodityRealReturn Strategy, Real Return and RealEstateRealReturn Strategy Funds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

•   A Note on Funds of Funds.  The All Asset Fund’s use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of

Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

The All Asset Fund invests its assets in shares of the Underlying Funds, and as such does not invest directly in the securities described below. The Underlying Funds, however, may invest in such securities. Because the value of an investment in the All Asset Fund is directly related to the investment performance of the Underlying Funds in which it invests, the risks of investing in this Fund are closely related to the risks associated with the Underlying Funds and their investments in the securities described below.

Securities Selection

Several of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors: such as money markets,

Prospectus	35

governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in mortgage- or other asset-backed securities. Each Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment

36	PIMCO Funds: Pacific Investment Management Series

grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation- indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some

Prospectus	37

proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

While the Real Return Fund intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Fund may consider convertible securities or equity securities to gain exposure to such investments.

While the International StocksPLUS TR Strategy Fund will generally invest in equity derivatives and will not normally invest directly in equity securities, the Fund may invest without limit directly in equity securities, including common stocks, preferred stocks, and convertible securities. In addition, the CommodityRealReturn Strategy Fund may invest in equity securities of issuers in commodity-related industries, and the RealEstateRealReturn Strategy Fund may invest in REITs and equity securities of issuers in real estate-related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund’s respective benchmark index, if any. Generally, the Funds will consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities

Each Fund may invest in foreign (non-U.S.) securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•   Emerging Market Securities.  Each Fund (except the International StocksPLUS TR Strategy Fund) may invest up to 10% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies. The International StocksPLUS TR Strategy Fund may invest up to 10% of its total assets in Fixed Income Instruments of issuers based in countries with emerging market economies and may invest in emerging market equity securities up to the approximate weightings in the Fund’s index.

A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The adviser has broad discretion to identify and invest in countries that it considers to qualify as

38	PIMCO Funds: Pacific Investment Management Series

emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Funds emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. The adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•   Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are

Prospectus	39

positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls And Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”). This means that, in general, a Fund may borrow money from banks for any purpose on a served basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.

40	PIMCO Funds: Pacific Investment Management Series

To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•     A Note on the CommodityRealReturn Strategy Fund.  While each Fund may invest in the following types of derivative instruments, the CommodityRealReturn Strategy Fund typically will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked and commodity-linked “structured” notes.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Fund bears the risk that the counterparty could default under a swap agreement. Further, certain Funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Fund may receive more or less principal that it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from

Prospectus	41

rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real-estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies

The All Asset Fund invests substantially all of its assets in other investment companies. The All Asset Fund’s investment in a particular underlying Fund normally will not exceed 50% of its total assets. Each other Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objectives either by investing directly in securities or, by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund. The Funds may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual

42	PIMCO Funds: Pacific Investment Management Series

restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each of the International StocksPLUS TR Strategy and RealEstateRealReturn Strategy Funds is non-fundamental and may be changed without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher- quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Prospectus	43

Descriptions of the Underlying Funds

Because the All Asset Fund invests its assets in the Underlying Funds, and not all of the Underlying Funds are offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying Funds. Though it is anticipated that the All Asset Fund will not currently invest in the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds, the Fund may invest in these Funds in the future, without shareholder approval, at the discretion of PIMCO. In addition, at the discretion of PIMCO and without shareholder approval, the All Asset Fund may invest in additional PIMCO Funds created in the future. For a complete description of an Underlying Fund, please see that Fund’s Institutional Class prospectus, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%
	Floating Income	Variable and floating-rate securities and their economic equivalents	0-1 year	Caa to Aaa; max 10% below B	0-30%
	Short-Term	Money market instruments and short maturity fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0-10%
	Low Duration	Short maturity fixed income securities	1–3 years	B to Aaa; max 10% below Baa	0-30%
	Low Duration II	Short maturity fixed income securities with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%
	Low Duration III	Short maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% below Baa	0-30%
Intermediate Duration Bond Funds	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%
	Moderate Duration	Short and intermediate maturity fixed income securities	2–5 years	B to Aaa; max 10% below Baa	0-30%
	Total Return	Intermediate maturity fixed income securities	3–6 years	B to Aaa; max 10% below Baa	0-30%
	Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3–6 years	Baa to Aaa	0%
	Total Return III	Intermediate maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	3–6 years	B to Aaa; max 10% below Baa	0-30%
	Total Return Mortgage	Short and intermediate maturity mortgage-related fixed income securities	1–7 years	Baa to Aaa; max 10% below Aaa	0%
	Investment Grade Corporate Bond	Corporate fixed income securities	3–7 years	B to Aaa; max 10% below Baa	0-30%
	High Yield	Higher-yielding fixed income securities	2–6 years	Caa to Aaa; min 80% below Baa subject to max 5% Caa	0-20%
	Diversified Income	Investment grade corporate, high yield and emerging market fixed income securities	3–8 years	Max 10% below B	0-30%
Long Duration Bond Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%

44	PIMCO Funds: Pacific Investment Management Series

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Real Return Strategy Funds	Real Return	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 10% below Baa	0-30%
	Real Return II	Inflation-indexed fixed income securities with quality and non-U.S. denominated restrictions	+/- 3 years of its Index	Baa to Aaa	0%
	Real Return Asset	Inflation-indexed fixed income securities	+/- 4 years of its Index	B to Aaa; max 20% below Baa	0-30%
	CommodityRealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0–10 years	B to Aaa; max 10% below Baa	0-30%
	RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities	0–10 years	B to Aaa; max 10% below Baa	0-30%
Tax Exempt Bond Funds	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	0–3 years	Baa to Aaa	0%
	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%
	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%
	California Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and California income tax)	3–12 years	B to Aaa; max 10% below Baa	0%
	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%
International Bond Funds	Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income securities	3–7 years	B to Aaa; max 10% below Baa	25-75%(3)
	Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income securities	3–7 years	B to Aaa; max 10% below Baa	25-75%(3)
	Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income securities	3–7 years	B to Aaa; max 10% below Baa	≥ 80%(3)
	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income securities	3–7 years	B to Aaa; max 10% below Baa	≥ 80%(3)
	Emerging Markets Bond	Emerging market fixed income securities	0–8 years	Max 15% below B	≥ 80%(3)
Convertible Funds	Convertible	Convertible securities	N/A	Max 20% below B	0-30%
	European Convertible	European convertible securities	N/A	B to Aaa; max 40% below Baa	≥ 80%(4)

Prospectus	45

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	0–1 year	B to Aaa; max 10% below Baa	0-30%
	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed-income securities	1–6 years	B to Aaa; max 10% below Baa	0-30%
	European StocksPLUS TR Strategy	European equity derivatives backed by a portfolio of fixed income securities	1–6 years	B to Aaa; max 10% below Baa	0-30%(5)
	Far East (ex-Japan) StocksPLUS TR Strategy	Far Eastern (excluding Japan) equity derivatives backed by a portfolio of fixed income securities	1–6 years	B to Aaa; max 10% below Baa	0-30%(5)
	International StocksPLUS TR Strategy	Non-U.S. equity derivatives backed by a portfolio of fixed income securities	1–6 years	B to Aaa; max 10% below Baa	0-30%(5)
	Japanese StocksPLUS TR Strategy	Japanese equity derivatives backed by a portfolio of fixed income securities	1–6 years	B to Aaa; max 10% below Baa	0-30%(5)
	StocksPLUS TR Short Strategy	Short S&P 500 stock index derivatives backed by a portfolio of fixed income securities	1–6 years	B to Aaa; max 10% below Baa	0-30%
	StocksPLUS Municipal-Backed	S&P 500 stock index derivatives backed by a portfolio of investment grade debt securities exempt from federal income tax	1–10 years	Baa to Aaa; max 10% Baa	0%
(1)	As rated by Moody’s, or equivalently rated by S&P, or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Underlying Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income, StocksPLUS Municipal-Backed and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	The percentage limitation relates to convertible securities issued by, or convertible into, an issuer located in any European country.
(5)	Limitation with respect to the Fund’s fixed income investments. The Fund may invest without limit in equity securities denominated in non-U.S. currencies.

46	PIMCO Funds: Pacific Investment Management Series

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	47

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Class D shares of each Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor. Note: All footnotes to the financial highlights table appear at the end of the tables.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
All Asset Fund
04/30/2003–03/31/2004	$11.39	$0.63	$1.29	$1.92	$(0.44)	$(0.09)
CommodityRealReturn Strategy Fund
03/31/2004	$12.03	$5.65	$(0.48)	$5.17	$(1.40)	$(0.14)
11/29/2002–03/31/2003	11.38	(2.68)	4.09	1.41	(0.76)	0.00
International StocksPLUS TR Strategy Fund
10/30/2003–03/31/2004	$10.00	$0.74	$0.28	$1.02	$(0.26)	$0.00
Real Return Fund
03/31/2004	$11.42	$0.35	$0.88	$1.23	$(0.35)	$(0.51)
03/31/2003	10.29	0.45	1.31	1.76	(0.48)	(0.15)
03/31/2002	10.40	0.32	0.12	0.44	(0.45)	(0.10)
03/31/2001	9.92	0.72	0.60	1.32	(0.76)	(0.08)
03/31/2000	9.83	0.63	0.12	0.75	(0.64)	(0.02)
RealEstateRealReturn Strategy Fund
10/30/2003–03/31/2004	$10.00	$2.58	$0.21	$2.79	$(0.83)	$0.00
StocksPLUS Fund
03/31/2004	$7.56	$1.12	$1.46	$2.58	$(0.70)	$0.00
03/31/2003	9.93	(0.80)	(1.45)	(2.25)	(0.12)	0.00
03/31/2002	10.12	0.32	(0.29)	0.03	(0.22)	0.00
03/31/2001	14.08	(0.05)	(2.76)	(2.81)	(0.24)	(0.91)
03/31/2000	14.27	1.04	1.29	2.33	(2.01)	(0.51)
StocksPLUS Total Return Fund
07/31/2003–03/31/2004	$10.75	$0.02	$1.77	$1.79	$(0.03)	$(0.39)

+	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets (excluding recoupment of expenses of Underlying PIMS Funds in which the Fund invests) is 0.90%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.90%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.72%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(f)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.35%.
(g)	Ratio of expenses to average net assets excluding interest expense is 1.24%.
(h)	Ratio of expenses to average net assets excluding interest expense is 1.05%.
(i)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.20%

48	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.53)	$12.78	17.15%	$100,007	0.86	%+(b)(c)	5.65%+	99%

$0.00	$(1.54)	$15.66	44.79%	$555,629	1.24%		39.03%	290%
0.00	(0.76)	12.03	12.71	3,069	1.24	+ (c)	(62.62)+	492

$0.00	$(0.26)	$10.76	10.27%	$110	1.35	%+(d)	17.17%+	41%

$0.00	$(0.86)	$11.79	11.24%	$935,857	0.90%		3.04%	308%
0.00	(0.63)	11.42	17.47	837,960	0.91	(e)	4.04	191
0.00	(0.55)	10.29	4.22	378,576	0.90		3.10	237
0.00	(0.84)	10.40	13.99	57,696	0.94		7.14	202
0.00	(0.66)	9.92	7.93	15,560	0.93		6.44	253

$0.00	$(0.83)	$11.96	29.30%	$3,920	1.25	% (f)(g)	54.89%	158%

$0.00	$(0.70)	$9.44	34.43%	$8,660	1.05%		12.02%	287%
0.00	(0.12)	7.56	(22.71)	2,000	1.05		(9.87)	282
0.00	(0.22)	9.93	0.22	1,998	1.06	(h)	3.14	455
0.00	(1.15)	10.12	(21.27)	2,769	1.05		(0.43)	270
0.00	(2.52)	14.08	17.32	3,288	1.05		7.16	92

$0.00	$(0.42)	$12.12	16.90%	$524	1.19	%+(i)	0.22%+	282%

Prospectus	49

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated, in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1	PIMCO Funds: Pacific Investment Management Series

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Prospectus  A-2

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

A-3	PIMCO Funds: Pacific Investment Management Series

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Prospectus  A-4

PIMCO Funds: Pacific Investment Management Series

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-888-87-PIMCO, or by writing to:

PA Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

You may also contact your financial service firm for details.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

Investment Company File number 811-5028

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

Not part of the prospectus

The PIMCO Funds: A Diverse Fund Family

PIMCO Advisors provides access to the specialized equity and fixed-income expertise of its affiliated institutional investment firms. Together these firms manage over $485 billion and have a client list that includes over half of the 100 largest corporations in America. This expertise is available to financial advisors and their clients through the PIMCO Funds, a diverse family of stock and bond funds.

PIMCO Stock Funds

Value

PEA Value Fund

NACM Value Fund

NFJ Dividend Value Fund

PEA Renaissance Fund

NACM Flex-Cap Value Fund

NFJ Small-Cap Value Fund

Blend

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

Growth

RCM Large-Cap Growth Fund

PEA Growth Fund

RCM Tax-Managed Growth Fund

NACM Growth Fund

RCM Mid-Cap Fund

PEA Target Fund

International

NACM Global Fund

RCM Global Small-Cap Fund

RCM International Growth Equity Fund

NACM Pacific Rim Fund

Sector-Related

RCM Global Healthcare Fund

RCM Biotechnology Fund

RCM Global Technology Fund

PEA Innovation Fund

PIMCO IndexPLUS Stock Funds

StocksPLUS Fund

StocksPLUS Total Return Fund

International StocksPLUS TR Strategy Fund

PIMCO Bond Funds

Cash Management

Short-Term Fund

Low Duration Fund

Floating Income Fund

Short Duration Municipal Income Fund

Core

Total Return Fund

Diversified Income Fund

Investment Grade Corporate Bond Fund

Specialized

Government/Mortgage

  GNMA Fund

  Total Return Mortgage Fund

High Yield

  High Yield Fund

International

  Foreign Bond Fund (Unhedged)

  Foreign Bond Fund (U.S. Dollar-Hedged)

  Emerging Markets Bond Fund

Tax-Exempt

  Municipal Bond Fund

  California Intermediate Municipal Bond Fund

  California Municipal Bond Fund

  New York Municipal Bond Fund

PIMCO Real Return Strategy Funds

Real Return Fund

CommodityRealReturn Strategy Fund

RealEstateRealReturn Strategy Fund

All Asset Fund

Assets under management are as of 6/30/04. The PIMCO Stock Funds are offered in the PIMCO Funds: Multi-Manager Series (MMS) prospectus. For additional details on the PIMCO Stock Funds, contact your financial advisor (or call 1-888-87-PIMCO) to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. Under no circumstances does this information represent a recommendation to buy or sell mutual funds. PA Distributors LLC, 2187 Atlantic Street, Stamord, CT 06902

PZ692D.10/04	This cover is not part of the Prospectus

Prospectus 10.01.04

PIMCO Bond Funds

Share Class	SHORT DURATION BOND FUNDS	HIGH YIELD BOND FUNDS
D

Short-Term Fund

Low Duration Fund

Floating Income Fund

INTERMEDIATE DURATION BOND FUNDS

Total Return Fund

Diversified Income Fund

Investment Grade Corporate Bond Fund

INTERNATIONAL BOND FUNDS

Foreign Bond Fund (Unhedged)

Foreign Bond Fund (U.S. Dollar-Hedged)

Emerging Markets Bond Fund

High Yield Fund MORTGAGE-BACKED BOND FUNDS GNMA Fund Total Return Mortgage Fund

This cover is not part of the prospectus.

PIMCO Funds Prospectus

PIMCO Funds: Pacific Investment Management Series

October 1, 2004

Share Class

D

This prospectus describes 12 mutual funds offered by PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2004, PIMCO managed approximately $392 billion in assets. The firm’s institutional heritage is reflected in the PIMCO Funds offered in this prospectus.

The Funds offer Class D shares in this prospectus. This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds	Short-Term	Money market instruments and short maturity fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0–10%
	Floating Income	Variable and floating-rate securities and their economic equivalents	0–1 year	Caa to Aaa; max 10% below B	0–30%
	Low Duration	Short maturity fixed income securities	1–3 years	B to Aaa; max 10% below Baa	0–30%
Intermediate Duration Bond Funds	Total Return	Intermediate maturity fixed income securities	3–6 years	B to Aaa; max 10% below Baa	0–30%
	Investment Grade Corporate Bond	Corporate fixed income securities	3–7 years	B to Aaa; max 10% below Baa	0–30%
	Diversified Income	Investment grade corporate, high yield and emerging market fixed income securities	3–8 years	Max 10% below B	0–30%
International Bond Funds	Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income securities	3–7 years	B to Aaa; max 10% below Baa	≥ 80%(3)
	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income securities	3–7 years	B to Aaa; max 10% below Baa	≥ 80%(3)
	Emerging Markets Bond	Emerging market fixed income securities	0–8 years	Max 15% below B	≥ 80%(3)
High Yield Bond Funds	High Yield	Higher yielding fixed income securities	2–6 years	Caa to Aaa; min 80% below Baa subject to max 5% Caa	0–20%
Mortgage-Backed Bond Funds	GNMA	Short to intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%
	Total Return Mortgage	Short to intermediate maturity mortgage-related fixed income securities	1–7 years	Baa to Aaa; max 10% below Aaa	0%
(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Fund may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.

2	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Fixed Income Instruments

Consistent with each Fund’s investment policies, each Fund invests in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Each Fund differs from the others primarily in the length of the Fund’s duration or the proportion of its investments in certain types of fixed income securities.

The Funds may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s and S&P may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B1 by Moody’s, or B- by S&P, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	3

PIMCO Diversified Income Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return consistent with prudent investment management Fund Category Intermediate Duration Bond	Fund Focus Investment grade corporate, high yield and emerging market fixed income securities Average Portfolio Duration 3–8 years	Credit Quality Maximum 10% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to eight-year time frame based on PIMCO’s forecast for interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limit, in fixed income securities of issuers that economically are tied to emerging securities markets.

The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart of annual returns table is included for the Fund.

4	PIMCO Funds: Pacific Investment Management Series

PIMCO Diversified Income Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)(3)	Total Annual Fund Operating Expenses	Expense Reduction(4)	Net Fund Operating Expenses
Class D	0.45%	0.25%	0.46%	1.16%	(0.01)%	1.15%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees, and organizational expenses.

(3)   Effective October 1, 2004, the Fund’s administrative fee was reduced by 0.05%, to 0.45% per annum.

(4)   PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for Class D shares to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 1.15% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$117	$365	$633	$1,398

Prospectus	5

PIMCO Emerging Markets Bond Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category International Bond	Fund Focus Emerging market fixed income securities Average Portfolio Duration 0–8 years	Credit Quality Maximum 15% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument rather than investing directly in securities of issuers from emerging markets.

The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s or by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (3/31/00), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	PIMCO Funds: Pacific Investment Management Series

PIMCO Emerging Markets Bond Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/04–6/30/04	-3.39%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/02–12/31/02)	16.91%

	Lowest (7/1/98–9/30/98)	-21.14%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (7/31/97)
Class D Return Before Taxes	32.02%	22.23%	14.06%
Class D Return After Taxes on Distributions(1)	25.72%	16.46%	8.86%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	20.91%	15.59%	8.63%
J.P. Morgan Emerging Markets Bond Index Global(2)	25.65%	15.40%	9.28%
Lipper Emerging Markets Debt Fund Average(3)	30.07%	17.69%	8.61%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index which tracks the total return of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds, and local market instruments. The Fund changed its benchmark index because the J.P. Morgan Emerging Markets Bond Index Global more closely reflects the universe of securities in which the Fund now invests. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Emerging Markets Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.45%	0.25%	0.55%	1.25%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.80% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.55% that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$127	$397	$686	$1,511

Prospectus	7

PIMCO Floating Income Fund

Principal Investments and Strategies	Investment Objective Maximum current yield consistent with prudent investment management	Fund Focus Variable and floating-rate securities and their economic equivalents Average Portfolio Duration 0–1 year	Credit Quality Caa to Aaa; maximum 10% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of variable and floating-rate securities, securities with durations of less than or equal to one year, and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Fund may invest in each of the categories of securities listed under “Fixed Income Instruments” on page 3 of this prospectus. Variable and floating-rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or by S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limit, in securities of issuers that are economically tied to emerging market countries.

The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S.-dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Variable Dividend Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund had not commenced operations as of the date of this prospectus. Thus, no bar chart or annual returns table is included for the Fund.

8	PIMCO Funds: Pacific Investment Management Series

PIMCO Floating Income Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Class D	0.30%	0.25%	0.85%	1.40%	(0.45)%	0.95%
(1)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”). Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Fund—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(2)	“Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.40%, organizational expenses and pro rata Trustees fees.
(3)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 0.95% for Class D. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class D	$97	$303

Prospectus	9

PIMCO Foreign Bond Fund (Unhedged)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity non-U.S. fixed income securities Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund. To the extent the Fund invests a significant portion of its assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund had not commenced operations as of the date of this prospectus. Thus, no bar chart or annual returns table is included for the Fund.

10	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (Unhedged) (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Class D	0.25%	0.25%	0.72%	1.22%	(0.27)%	0.95%
(1)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”). Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Fund—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(2)	“Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.45%, organizational expenses and pro rata Trustees fees.
(3)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 0.95% for Class D. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Class D	$97	$303

Prospectus	11

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category International Bond	Fund Focus Intermediate maturity hedged non-U.S. fixed income securities Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies. The Fund will normally hedge at least 80% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund. To the extent the Fund invests a significant portion of its assets in a concentrated geographical area, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/04–6/30/04	1.47%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/95–12/31/95)	7.12%

	Lowest (1/1/94–3/31/94)	-4.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class D Return Before Taxes	3.10%	5.81%	7.66%
Class D Return After Taxes on Distributions(1)	1.67%	3.46%	4.50%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	2.31%	3.51%	4.54%
J.P. Morgan Non-U.S. Global Government Bond Index (Hedged)(2)	1.98%	5.41%	7.41%
Lipper International Income Fund Average(3)	15.50%	5.84%	6.76%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The J.P. Morgan Non-U.S. Global Government Bond Index (Hedged) in an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.46%	0.96%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.95% for Class D. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$98	$306	$531	$1,178

Prospectus	13

PIMCO GNMA Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Mortgage-Backed Bond	Fund Focus Short to intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1–7 years	Credit Quality B to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”). The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Market Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (5/31/01), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	PIMCO Funds: Pacific Investment Management Series

PIMCO GNMA Fund (continued)

Calendar Year Total Return — Class D	More Recent Return Information

	1/1/04–6/30/04	0.73%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/01–9/30/01)	4.55%

	Lowest (10/1/99–12/31/99)	-0.58%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (7/31/97)
Class D Return Before Taxes	2.98%	7.27%	7.22%
Class D Return After Taxes on Distributions(1)	1.79%	5.13%	4.96%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	1.92%	4.88%	4.75%
Lehman Brothers GNMA Index(2)	2.85%	6.50%	6.69%
Lipper GNMA Fund Average(3)	1.96%	5.61%	5.84%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers GNMA Index is an unmanaged index of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper GNMA Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in Government National Mortgage Association securities. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.42%	0.92%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees, and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.90% for Class D. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class D	$94	$293	$509	$1,131

Prospectus	15

PIMCO High Yield Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category High Yield Bond	Fund Focus Higher yielding fixed income securities Average Portfolio Duration 2–6 years	Credit Quality Caa to Aaa; minimum 80% below Baa subject to maximum 5% Caa. Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its assets in securities rated Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	PIMCO Funds: Pacific Investment Management Series

PIMCO High Yield Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/04–6/30/04	-0.42%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/02–12/31/02)	8.74%

	Lowest (4/1/02–6/30/02)	-5.01%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class D Return Before Taxes	23.21%	5.26%	7.76%
Class D Return After Taxes on Distributions(1)	20.17%	2.06%	4.26%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	14.93%	2.43%	4.40%
Merrill Lynch U.S. High Yield BB-B Rated Index(2)	22.95%	4.75%	6.88%
Lipper High Current Yield Fund Average(3)	24.34%	3.57%	5.00%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P. The Fund changed its benchmark index because the Merrill Lynch U.S. High Yield BB-B Rated Index more closely reflects the universe of securities in which the Fund invests. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.40%	0.90%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$92	$287	$498	$1,108

Prospectus	17

PIMCO Investment Grade Corporate Bond Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Class D shares for a full calendar year. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class D performance would be lower than the Institutional Class performance because of the higher expenses paid by Class D shares, including the distribution and/or service (12b-1) fees paid by the Class D shares. The Fund’s past performance, before and after taxes, is not necessarily and indication of how the Fund will perform in the future.

18	PIMCO Funds: Pacific Investment Management Series

PIMCO Investment Grade Corporate Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04–6/30/04	-0.22%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	5.86%

	Lowest (7/1/03–9/30/03)	-0.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (4/28/00)(4)
Institutional Class Return Before Taxes	10.37%	11.52%
Institutional Class Return After Taxes on Distributions(1)	7.61%	7.74%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.69%	7.52%
Lehman Brothers Credit Investment Grade Index(2)	7.70%	10.24%
Lipper Intermediate Investment Grade Debt Fund Average(3)	4.55%	7.96%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only.
(2)	The Lehman Brothers Credit Investment Grade Index is an unmanaged index comprised of investment grade corporate bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Intermediate Investment Grade Debt Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges or taxes.
(4)	Institutional Class shares of the Fund began operations on 4/28/00. Index comparisons began on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.40%	0.90%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Fund—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2) “Other Expenses” reflect an administrative fee of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$92	$287	$498	$1,108

Prospectus	19

PIMCO Low Duration Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Short Duration Bond	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1–3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/04–6/30/04	0.35%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/95–6/30/95)	3.55%

	Lowest (1/1/94–3/31/94)	-0.40%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class D Return Before Taxes	2.64%	5.50%	5.95%
Class D Return After Taxes on Distributions(1)	1.61%	3.40%	3.60%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	1.72%	3.37%	3.59%
Merrill Lynch 1-3 Year Treasury Index(2)	1.90%	5.37%	5.68%
Lipper Short Investment Grade Debt Fund Average(3)	2.49%	4.95%	5.15%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.25%	0.75%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.50% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.25% that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$77	$240	$417	$930

Prospectus	21

PIMCO Short-Term Fund

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity Fund Category Short Duration Bond	Fund Focus Money market instruments and short maturity fixed income securities Average Portfolio Duration 0–1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	PIMCO Funds: Pacific Investment Management Series

PIMCO Short-Term Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/04–6/30/04	0.53%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/95–12/31/95)	2.52%

	Lowest (1/1/94–3/31/94)	0.12%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class D Return Before Taxes	2.29%	4.40%	5.16%
Class D Return After Taxes on Distributions(1)	1.67%	2.71%	3.13%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	1.50%	2.70%	3.12%
Citigroup 3-Month Treasury Bill(2)	1.07%	3.49%	4.30%
Lipper Ultra-Short Obligations Fund Average(3)	1.49%	4.18%	4.78%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Ultra-Short Obligations Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Amounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.25%	0.75%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.50% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2) “Other Expenses” reflect an administrative fee of 0.25% that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$77	$240	$417	$930

Prospectus	23

PIMCO Total Return Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Intermediate Duration Bond	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3–6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may not invest in equity securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/04–6/30/04	0.30%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/01–9/30/01)	6.41%

	Lowest (1/1/94–3/31/94)	-2.76%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class D Return Before Taxes	5.23%	6.98%	7.27%
Class D Return After Taxes on Distributions(1)	3.57%	4.45%	4.51%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	3.45%	4.40%	4.49%
Lehman Brothers Aggregate Bond Index(2)	4.10%	6.62%	6.95%
Lipper Intermediate Investment Grade Debt Fund Average(3)	4.55%	5.81%	6.16%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.25%	0.75%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.50% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2) “Other Expenses” reflect an administrative fee of 0.25% that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$77	$240	$417	$930

Prospectus	25

PIMCO Total Return Mortgage Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Mortgage-Backed Bond	Fund Focus Short and intermediate maturity fixed income securities Average Portfolio Duration 1–7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls). The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Mortgage Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/04–6/30/04	0.60%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/01–9/30/01)	4.56%

	Lowest (4/1/99–6/30/99)	-0.23%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (7/31/97)
Class D Return Before Taxes	3.80%	7.17%	7.40%
Class D Return After Taxes on Distributions(1)	2.59%	4.74%	4.94%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	2.46%	4.60%	4.78%
Lehman Brothers Mortgage Index(2)	3.07%	6.55%	6.73%
Lipper U.S. Mortgage Fund Average(3)	2.50%	5.69%	5.87%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers Mortgage Index is an unmanaged index of mortgage-related fixed income securities. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.45%	0.95%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees, and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.90% for Class D. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$122	$381	$660	$1,455

Prospectus	27

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic condition, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Fund’s ability to sell its high yield securities (liquidity risk). If the issuer of a security is in default with respect to interest payments or principal payments, a Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Variable Dividend Risk

Because a significant portion of securities held by a Fund may have variable interest rates, the amounts of a Fund’s monthly distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced

28	PIMCO Funds: Pacific Investment Management Series

under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage Risk

A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Prospectus	29

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2004, PIMCO had approximately $392 billion in assets under management.

Advisory Fees

Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2004, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees

Diversified Income and Emerging Markets Bond Funds	0.45%
All other Funds	0.25%

The Floating Income Fund and the Foreign Bond Fund (Unhedged), and Class D of the Investment Grade Corporate Bond Fund, were not operational during the fiscal year ended March 31, 2004. The investment advisory fees for the Floating Income Fund, the Foreign Bond Fund (Unhedged), and the Investment Grade Corporate Bond Fund are at annual rates of 0.30%, 0.25% and 0.25%, respectively, based upon the average daily net assets of the Funds.

Administrative Fees

Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class D shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal transfer agency and printing costs.

PIMCO may pay financial service firms a portion of the Class D administrative fees in return for the firm’s services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms).

For the fiscal year ended March 31, 2004, the Funds paid PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class D shares):

Fund	Administrative Fees*

Low Duration, Short-Term and Total Return Funds	0.50%
GNMA, High Yield, and Total Return Mortgage Funds	0.65%
Foreign Bond Fund (U.S. Dollar-Hedged)	0.70%
Diversified Income Fund**	0.75%
Emerging Markets Bond Fund	0.80%

*   As described below under “12b-1 Plan for Class D Shares,” the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 which provides for the payment of up to 0.25% of the administrative fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” table provided under “Fees and Expenses of the Fund” for each Fund shows the administrative fees rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Other Expenses.”

** Effective October 1, 2004, the administrative fee for the Diversified Income Fund was reduced to an annual rate of 0.70%.

30	PIMCO Funds: Pacific Investment Management Series

The Floating Income Fund and the Foreign Bond Fund (Unhedged), and Class D of the Investment Grade Corporate Bond Fund, were not operational during the fiscal year ended March 31, 2004. The administrative fees for the Floating Income Fund, the Foreign Bond Fund (Unhedged) and the Investment Grade Corporate Bond Fund are at annual rates of 0.65%, 0.70% and 0.65%, respectively, based upon the average daily net assets of the Funds.

12b-1 Plan for Class D Shares

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”). The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

Diversified Income Emerging Markets Bond Floating Income	Mohamed A. El-Erian	7/03* 8/99 7/04*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1999. Prior to joining PIMCO, he was a Managing Director from 1998-1999 for Salomon Smith Barney/Citibank where he was head of emerging markets research.

Foreign Bond (Unhedged) Foreign Bond (U.S. Dollar-Hedged)	Sudi Mariappa	4/04* 11/00	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, Mr. Mariappa was a Managing Director with Merrill Lynch from 1999-2000. Prior to that, he was associated with Sumitomo Finance International as an Executive Director in 1998, and with Long-term Capital Management as a strategist from 1995-1998.

GNMA Total Return Mortgage	W. Scott Simon	10/01	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000.
		4/00	Prior to joining PIMCO, he was a Senior Managing Director and co-head of Mortgage Backed Securities pass-through trading at Bear Stearns & Co.

High Yield	Raymond G. Kennedy	4/02	Managing Director, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO as a Credit Analyst in 1996.

Investment Grade Corporate Bond	Mark Kiesel	11/02	Executive Vice President, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Low Duration	William H. Gross	5/87*	Managing Director, Chief Investment Officer and a founding partner of PIMCO.
Total Return		5/87*

Short-Term	Paul A. McCulley	8/99	Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

* Since inception of the Fund.

Distributor

The Trust’s Distributor is PA Distributors LLC (“PAD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with Allianz Dresdner Asset Management of America L.P. (“ADAM”), PIMCO’s parent company, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, ADAM, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that ADAM, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Prospectus	31

Since February 2004, PIMCO, PAD, ADAM, and certain of their affiliates, the Trust and certain of its series, PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PIMCO, PAD, PEA, the Trust, the Funds, the MMS Funds, the Trustees and/or their affiliates.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against ADAM, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, ADAM and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

How to Buy and Sell Shares

General Information

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

•   Financial Service Firms.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Distributor or another affiliate of the Fund (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans are often higher). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

32	PIMCO Funds: Pacific Investment Management Series

This prospectus should be read in connection with your firm’s materials regarding its fees and services.

•   Calculation of Share Price and Redemption Payments.  When you buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares. NAVs are determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open. See “How Fund Shares Are Priced” below for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Buying Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms” above.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors.

•	Investment Minimums. The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Payments to Financial Firms

Some or all of the distribution fees and servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. The financial firms are also paid commissions when they sell Class B shares. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, PAD, PIMCO and their affiliates (for purposes of this section only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing

Prospectus	33

the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all other series of the Trust and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any given year will vary and normally will not exceed the sum of (a) 0.10% of the previous year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue, some even into 2005, until they end. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

The additional payments and incentives described above may be made to brokers or third party administrators in addition to amounts paid to participating financial firms for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and $0 to $13 for services to omnibus accounts, although they may and, in one case, do pay more than $13 per account or (ii) 0.20% of the assets in the relevant accounts.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Also, you should review carefully any disclosure by the financial firm as to its compensation.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund(s) and its/their shareholders. For example, depending upon various factors such as the size of a Fund and the

34	PIMCO Funds: Pacific Investment Management Series

amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the minimum balance is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class D shares of any Fund for Class D shares of any other Fund or any fund of PIMCO Funds: Multi-Manager Series that offers Class D shares. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Exchanges of shares held less than a certain number of days may be subject to a redemption fee. See “Redemption Fees” below. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely

Prospectus	35

affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by SEC regulations, the Trust will give 60 days’ advance notice to your financial service firm of any termination or material modification of the exchange privilege.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.	Name.
2.	Date of birth (for individuals).
3.	Residential or business street address.
4.	Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Selling Shares

You can sell (redeem) Class D shares through your financial service firm on any day the NYSE is open. Other than any applicable redemption fee (see below), you do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order. Redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

36	PIMCO Funds: Pacific Investment Management Series

Redemption Fees

Shareholders of each Fund listed below will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges) within a certain number of days after their acquisition (by purchase or exchange). The following table indicates the applicable holding period for each Fund. Shares redeemed or exchanged before the expiration of the holding period will be subject to the Redemption Fee.

Fund	Holding Period(1)
Floating Income, GNMA, Low Duration, Short-Term, Total Return and Total Return Mortgage Funds	7 days
Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), High Yield and Investment Grade Corporate Bond Funds	30 days

(1)	With respect to any acquisition of shares, the holding period commences on the day of acquisition. A new holding period begins with each acquisition of shares through a purchase or exchange.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. Redemption Fees are not sales loads or contingent deferred sales charges.

A new time period begins with each acquisition of shares through a purchase or exchange. For example, for Funds with a seven-day holding period, a series of transactions in which shares of Fund A are exchanged for shares of Fund B four days after the purchase of the Fund A shares, followed four days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales loads. Redemption and exchange of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents PIMCO’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities associated with an investor’s redemption of exchange.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that have not agreed to assess or collect the Redemption Fee from such shareholders, or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions and exchanges effected by other mutual funds sponsored by PIMCO or its affiliates; and
•	otherwise as the Trust may determine in its sole discretion.

Prospectus	37

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise provided by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class D shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities of indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if significant events occur after the close of the relevant market but prior to the NYSE Close.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

38	PIMCO Funds: Pacific Investment Management Series

You can choose from the following distribution options:

•     Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

•     Invest all distributions in Class D shares of any other Fund of PIMCO Funds: Multi-Manager Series which offers Class D shares at NAV. You must have an account existing in the Fund selected for investment with the identical registered name. This option must be elected when your account is set up.

•     Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

Tax Consequences

•     Taxes on Fund distributions.  If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•     Taxes when you sell (redeem) or exchange your shares.  Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•     Returns of capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•     Consult your tax advisor about other possible tax consequences.  This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state, local and foreign tax consequences.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Prospectus	39

Characteristics and Risks of

Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Securities Selection

Most of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors: such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in mortgage- or other asset-backed securities. Each Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

40	PIMCO Funds: Pacific Investment Management Series

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Emerging Markets Bond and Diversified Income Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case either Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Prospectus	41

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation- indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Fund except the Total Return Fund may invest in convertible securities or equity securities. The Total Return Fund may not invest in equity securities but may invest in convertible securities that are not considered equities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

The Funds intend to invest primarily in fixed income securities; however, while some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities

Each Fund may invest in foreign (non-U.S.) securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may

42	PIMCO Funds: Pacific Investment Management Series

change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•   Emerging Market Securities.  The Diversified Income, Emerging Markets Bond and Floating Income Funds may invest without limit in securities of issuers based in countries with developing (or “emerging market”) economies. Each other Fund may invest in such securities up to the following limits:

Fund	Percentage of Fund’s Total Assets
Low Duration and Short-Term Funds	5%
Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), High Yield, Investment Grade Corporate Bond, Total Return and Total Return Mortgage Funds	10%

A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Funds emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. The adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Prospectus	43

Foreign (Non-U.S.) Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•   Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls And Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a served basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and

44	PIMCO Funds: Pacific Investment Management Series

Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Prospectus	45

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies

Each Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objectives either by investing directly in securities or, by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund. The Funds may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

46	PIMCO Funds: Pacific Investment Management Series

Changes in Investment Objectives and Policies

The investment objectives of the Floating Income Fund and the Foreign Bond Fund (Unhedged) may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher- quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Prospectus	47

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Class D shares of each Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor. Note: All footnotes to the financial highlights table appear at the end of the tables.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Diversified Income Fund
07/31/2003–03/31/2004	$10.00	$0.27	$0.88	$1.15	$(0.30)	$(0.01)
Emerging Markets Bond Fund
03/31/2004	$10.05	$0.49	$1.77	$2.26	$(0.50)	$(1.08)
03/31/2003	9.60	0.65	0.71	1.36	(0.66)	(0.25)
03/31/2002	8.40	0.67	1.78	2.45	(0.75)	(0.50)
03/31/2001	8.61	0.79	0.20	0.99	(0.80)	(0.40)
Foreign Bond Fund (U.S. Dollar-Hedged)
03/31/2004	$10.70	$0.27	$0.04	$0.31	$(0.28)	$(0.21)
03/31/2003	10.39	0.35	0.57	0.92	(0.24)	(0.25)
03/31/2002	10.32	0.43	0.09	0.52	(0.43)	(0.02)
03/31/2001	10.03	0.53	0.51	1.04	(0.54)	(0.21)
03/31/2000	10.63	0.59	(0.45)	0.14	(0.59)	(0.15)
GNMA Fund
03/31/2004	$11.05	$0.11	$0.31	$0.42	$(0.26)	$(0.12)
03/31/2003	10.67	0.19	0.67	0.86	(0.23)	(0.25)
05/31/2001–03/31/2002	10.43	0.18	0.52	0.70	(0.34)	(0.12)
High Yield Fund
03/31/2004	$8.90	$0.65	$0.79	$1.44	$(0.65)	$0.00
03/31/2003	9.19	0.70	(0.28)	0.42	(0.71)	0.00
03/31/2002	9.88	0.74	(0.68)	0.06	(0.75)	0.00
03/31/2001	10.22	1.52	(0.99)	0.53	(0.87)	0.00
03/31/2000	11.23	0.89	(1.01)	(0.12)	(0.89)	0.00
Low Duration Fund
03/31/2004	$10.33	$0.17	$0.08	$0.25	$(0.22)	$(0.05)
03/31/2003	10.06	0.31	0.45	0.76	(0.35)	(0.14)
03/31/2002	10.03	0.46	0.08	0.54	(0.50)	(0.01)
03/31/2001	9.81	0.62	0.24	0.86	(0.64)	0.00
03/31/2000	10.10	0.61	(0.29)	0.32	(0.61)	0.00
Short-Term Fund
03/31/2004	$10.04	$0.12	$0.06	$0.18	$(0.14)	$(0.01)
03/31/2003	10.00	0.25	0.07	0.32	(0.26)	(0.02)
03/31/2002	10.03	0.32	0.06	0.38	(0.39)	(0.02)
03/31/2001	9.95	0.62	0.09	0.71	(0.61)	(0.02)
03/31/2000	10.03	0.55	(0.08)	0.47	(0.55)	0.00

48	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.31)	$10.84	11.62%	$18,639	1.20	%+(b)	3.87%+	33%

$0.00	$(1.58)	$10.73	23.35%	$192,006	1.25%		4.57%	461%
0.00	(0.91)	10.05	15.66	92,630	1.27	(c)	7.02	388
0.00	(1.25)	9.60	30.94	27,004	1.26	(c)	7.05	620
0.00	(1.20)	8.40	12.58	11	1.33	(c)	9.33	902

$0.00	$(0.49)	$10.52	3.00%	$174,591	0.96	% (d)	2.52%	711%
(0.12)	(0.61)	10.70	9.13	144,142	0.95		3.31	589
0.00	(0.45)	10.39	5.21	53,177	0.96	(d)	4.09	434
0.00	(0.75)	10.32	10.84	26,590	0.99	(d)	5.26	417
0.00	(0.74)	10.03	1.51	9,955	1.16	(d)	5.77	330

$0.00	$(0.38)	$11.09	3.80%	$8,773	0.92	% (e)	0.98%	1,409%
0.00	(0.48)	11.05	8.16	6,083	0.95	% (f)	1.69	763
0.00	(0.46)	10.67	7.40	985	1.01	+ (g)	2.03 +	1,292

$0.00	$(0.65)	$9.69	16.62%	$461,971	0.90%		6.85%	105%
0.00	(0.71)	8.90	5.18	271,072	0.90		8.20	129
0.00	(0.75)	9.19	0.68	121,572	0.90		7.86	96
0.00	(0.87)	9.88	5.40	32,820	0.90		15.06	53
0.00	(0.89)	10.22	(1.14)	23,601	0.90		8.29	39

$0.00	$(0.27)	$10.31	2.41%	$644,925	0.75%		1.67%	247%
0.00	(0.49)	10.33	7.73	438,641	0.75		2.98	218
0.00	(0.51)	10.06	5.57	107,165	0.75		4.59	569
0.00	(0.64)	10.03	9.10	19,282	0.82	(h)	6.23	348
0.00	(0.61)	9.81	3.22	12,018	0.83	(h)	6.11	82

$0.00	$(0.15)	$10.07	1.79%	$233,211	0.75%		1.17%	268%
0.00	(0.28)	10.04	3.30	137,874	0.75		2.47	77
0.00	(0.41)	10.00	3.80	81,643	0.82	(h)	3.17	131
0.00	(0.63)	10.03	7.33	6,613	1.31	(h)	6.15	121
0.00	(0.55)	9.95	4.87	3,361	1.93	(h)	5.54	38

Prospectus	49

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Total Return Fund
03/31/2004	$10.79	$0.26	$0.36	$0.62	$(0.29)	$(0.18)
03/31/2003	10.41	0.40	0.76	1.16	(0.43)	(0.35)
03/31/2002	10.52	0.50	0.20	0.70	(0.51)	(0.30)
03/31/2001	9.96	0.64	0.56	1.20	(0.64)	0.00
03/31/2000	10.36	0.60	(0.40)	0.20	(0.60)	0.00
Total Return Mortgage Fund
03/31/2004	$10.75	$0.16	$0.31	$0.47	$(0.27)	$(0.12)
03/31/2003	10.35	0.21	0.72	0.93	(0.26)	(0.27)
03/31/2002	10.42	0.35	0.35	0.70	(0.37)	(0.40)
03/31/2001	9.97	0.59	0.63	1.22	(0.59)	(0.18)
03/31/2000	10.19	0.54	(0.20)	0.34	(0.56)	0.00

+	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.21%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.25%.
(d)	Ratio of expenses to average net assets excluding interest expense is 0.95%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(f)	Effective December 1, 2002, the administrative expense was reduced to 0.40%.
(g)	Ratio of expenses to average net assets excluding interest expense is 1.00%.
(h)	Ratio of expenses to average net assets excluding interest expense is 0.75%.

50	PIMCO Funds: Pacific Investment Management Series

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.47)	$10.94	5.86%	$1,871,253	0.75%		2.40%	273%
(0.78)	10.79	11.41	1,569,250	0.75		3.77	234
(0.81)	10.41	6.81	648,596	0.75		4.73	445
(0.64)	10.52	12.44	264,984	0.81	(h)	6.24	450
(0.60)	9.96	2.00	80,459	0.87	(h)	5.97	223

$(0.39)	$10.83	4.48%	$103,329	0.95	%(e)	1.48%	993%
(0.53)	10.75	9.05	126,132	0.90		1.98	844
(0.77)	10.35	7.43	28,929	0.90		3.37	1,193
(0.77)	10.42	12.69	1,261	0.90		5.78	848
(0.56)	9.97	3.47	166	0.90		5.38	1,476

Prospectus	51

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated, in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1	PIMCO Funds: Pacific Investment Management Series

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Prospectus  A-2

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

A-3	PIMCO Funds: Pacific Investment Management Series

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Prospectus  A-4

PIMCO Funds: Pacific Investment Management Series

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-888-87-PIMCO, or by writing to:

PA Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

You may also contact your financial service firm for details.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

Investment Company File number 811-5028

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

Not part of the prospectus

The PIMCO Funds: A Diverse Fund Family

PIMCO Advisors provides access to the specialized equity and fixed-income expertise of its affiliated institutional investment firms. Together these firms manage over $485 billion and have a client list that includes over half of the 100 largest corporations in America. This expertise is available to financial advisors and their clients through the PIMCO Funds, a diverse family of stock and bond funds.

PIMCO Stock Funds

Value

PEA Value Fund

NACM Value Fund

NFJ Dividend Value Fund

PEA Renaissance Fund

NACM Flex-Cap Value Fund

NFJ Small-Cap Value Fund

Blend

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

Growth

RCM Large-Cap Growth Fund

PEA Growth Fund

RCM Tax-Managed Growth Fund

NACM Growth Fund

RCM Mid-Cap Fund

PEA Target Fund

International

NACM Global Fund

RCM Global Small-Cap Fund

RCM International Growth Equity Fund

NACM Pacific Rim Fund

Sector-Related

RCM Global Healthcare Fund

RCM Biotechnology Fund

RCM Global Technology Fund

PEA Innovation Fund

PIMCO IndexPLUS Stock Funds

StocksPLUS Fund

StocksPLUS Total Return Fund

International StocksPLUS TR Strategy Fund

PIMCO Bond Funds

Cash Management

Short-Term Fund

Low Duration Fund

Floating Income Fund

Short Duration Municipal Income Fund

Core

Total Return Fund

Diversified Income Fund

Investment Grade Corporate Bond Fund

Specialized

Government/Mortgage

  GNMA Fund

  Total Return Mortgage Fund

High Yield

  High Yield Fund

International

  Foreign Bond Fund (Unhedged)

  Foreign Bond Fund (U.S. Dollar-Hedged)

  Emerging Markets Bond Fund

Tax-Exempt

  Municipal Bond Fund

  California Intermediate Municipal Bond Fund

  California Municipal Bond Fund

  New York Municipal Bond Fund

PIMCO Real Return Strategy Funds

Real Return Fund

CommodityRealReturn Strategy Fund

RealEstateRealReturn Strategy Fund

All Asset Fund

Assets under management are as of 6/30/04. The PIMCO Stock Funds are offered in the PIMCO Funds: Multi-Manager Series (MMS) prospectus. For additional details on the PIMCO Stock Funds, contact your financial advisor (or call 1-888-87-PIMCO) to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. Under no circumstances does this information represent a recommendation to buy or sell mutual funds. PA Distributors LLC, 2187 Atlantic Street, Stamord, CT 06902

PZ009.10/04	This cover is not part of the Prospectus

Prospectus 10.01.04

PIMCO Municipal Bond Funds

Share Class	NATIONAL TAX EXEMPT BOND FUNDS
D	Municipal Bond Fund

NATIONAL SHORT DURATION TAX-EXEMPT BOND FUNDS
Short Duration Municipal Income Fund

STATE-SPECIFIC TAX EXEMPT BOND FUNDS
California Intermediate Municipal Bond Fund California Municipal Bond Fund New York Municipal Bond Fund

This cover is not part of the Prospectus.

PIMCO Funds Prospectus

PIMCO Funds: Pacific Investment Management Series

October 1, 2004

Share Class D

This prospectus describes 5 mutual funds offered by PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2004, PIMCO managed approximately $392 billion in assets. The firm’s institutional heritage is reflected in the PIMCO Funds offered in this prospectus.

The Funds offer Class D shares in this prospectus. This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities
Tax-Exempt Bond Funds	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	0–3 years	Baa to Aaa	0%
	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%
	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%
	California Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and California income tax)	3–12 years	B to Aaa; max 10% below Baa	0%
	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%
(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.

Fixed Income Instruments

Consistent with each Fund’s investment policies, each Fund will primarily invest in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The term “Fixed Income Instruments” as used generally in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

2	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As

noted in Appendix A, Moody’s and S&P may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B1 by Moody’s, or B- by S&P, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance and Fees

The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	3

PIMCO California Intermediate Municipal Bond Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective. Fund Category Tax Exempt Bond	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • California State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (1/31/00), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	PIMCO Funds: Pacific Investment Management Series

PIMCO California Intermediate Municipal Bond Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/04–6/30/04	-0.91%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/01–9/30/01)	3.08%

	Lowest (10/1/01–12/31/01)	-0.79%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (8/31/99)
Class D Return Before Taxes	2.78%	5.71%
Class D Return After Taxes on Distributions(1)	2.70%	4.52%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	3.07%	5.21%
Lehman Brothers California Intermediate Municipal Bond Index(2)	4.57%	6.50%
Lipper California Intermediate Municipal Debt Fund Average(3)	3.47%	5.84%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities from 5 to 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper California Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.35%	0.85%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.60% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.35% that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$87	$271	$471	$1,049

Prospectus	5

PIMCO California Municipal Bond Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective. Fund Category Tax Exempt Bond	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3–12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to twelve-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • California State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (7/31/00), performance information shown in the table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	PIMCO Funds: Pacific Investment Management Series

PIMCO California Municipal Bond Fund (continued)

Calendar Year Total Returns — Class D	More Recent Return Information

	1/1/04–6/30/04	-1.38%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/02–6/30/02)	4.33%

	Lowest (7/1/03–9/30/03)	-0.84%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (5/16/00)(4)
Class D Return Before Taxes	3.40%	7.48%
Class D Return After Taxes on Distributions(1)	3.22%	6.59%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	3.51%	6.44%
Lehman Brothers California Insured Municipal Bond Index(2)	5.20%	8.51%
Lipper California Municipal Debt Fund Average(3)	4.25%	7.35%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers California Insured Municipal Bond Index is an unmanaged index comprised of insured California Municipal Bond issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper California Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of its assets in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of ten years or more. It does not take into account sales charges or taxes.
(4)	The Fund began operations on 5/16/00. Index comparisons began on 5/31/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.35%	0.85%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.60% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.35% that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$87	$271	$471	$1,049

Prospectus	7

PIMCO Municipal Bond Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective. Fund Category Tax Exempt Bond	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 3–10 years	Credit Quality Ba to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its net assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) but rated at least Ba by Moody’s or BB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund normally varies within a three- to ten-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts, or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	PIMCO Funds: Pacific Investment Management Series

PIMCO Municipal Bond Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/04–6/30/04	-1.35%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/02–6/30/02)	3.97%

	Lowest (4/1/99–6/30/99)	-2.44%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (12/31/97)
Class D Return Before Taxes	4.97%	5.10%	5.20%
Class D Return After Taxes on Distributions(1)	4.92%	4.99%	5.10%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	4.53%	4.92%	5.01%
Lehman Brothers General Municipal Bond Index(2)	5.31%	5.83%	5.94%
Lipper General Municipal Debt Fund Average(3)	4.77%	4.51%	4.65%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers General Municipal Bond Index is an unmanaged index of municipal bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper General Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.35%	0.85%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.60% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.35% paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$87	$271	$471	$1,049

Prospectus	9

PIMCO New York Municipal Bond Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective. Fund Category Tax Exempt Bond	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3–12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three-to twelve-year time frame, based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • New York State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (1/31/00), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	PIMCO Funds: Pacific Investment Management Series

PIMCO New York Municipal Bond Fund (continued)

Calendar Year Total Returns — Class D	More Recent Return Information

	1/1/04–6/30/04	-1.12%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/02–6/30/02)	4.87%

	Lowest (10/1/01–12/31/01)	-0.81%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (8/31/99)
Class D Return Before Taxes	4.55%	7.48%
Class D Return After Taxes on Distributions(1)	4.49%	6.97%
Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	4.07%	6.72%
Lehman Brothers New York Insured Municipal Bond Index(2)	5.58%	7.65%
Lipper New York Municipal Debt Fund Average(3)	4.78%	6.19%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers New York Insured Municipal Bond Index is an unmanaged index comprised of insured New York Municipal Bond issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper New York Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.25%	0.25%	0.35%	0.85%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.60% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.35% that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$87	$271	$471	$1,049

Prospectus	11

PIMCO Short Duration Municipal Income Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Fund Category Tax Exempt Bond	Fund Focus Short and intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 0–3 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Mortgage Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (1/31/00), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	PIMCO Funds: Pacific Investment Management Series

PIMCO Short Duration Municipal Income Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/04–6/30/04	-0.42%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/00–12/31/00)	1.90%

	Lowest (10/1/02–12/31/02)	0.28%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (8/31/99)
Class D Return Before Taxes	2.12%	3.59%
Class D Return After Taxes on Distributions(1)	2.11%	3.55%
Class D Return After Taxes on Distributions and Sale of Fund Shares (1)	2.01%	3.48%
Lehman Brothers 1-Year Municipal Bond Index(2)	1.71%	4.06%
Lipper Short Municipal Debt Fund Average(3)	2.06%	3.89%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index comprised of National Municipal Bond issues having maturities from 1 to 2 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Municipal Debt Fund Average is a total performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class D	0.20%	0.25%	0.35%	0.80%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.60% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   “Other Expenses” reflect an administrative fee of 0.35% paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$82	$255	$444	$990

Prospectus	13

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic condition, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the

14	PIMCO Funds: Pacific Investment Management Series

underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage Risk

A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

California State-Specific Risk

A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Prospectus	15

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2004, PIMCO had approximately $392 billion in assets under management.

Advisory Fees

Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2004, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees

Short Duration Municipal Income Fund	0.20%
California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond and New York Municipal Bond Funds	0.25%

Administrative Fees

Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class D shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal transfer agency and printing costs.

PIMCO may pay financial service firms a portion of the Class D administrative fees in return for the firm’s services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms).

For the fiscal year ended March 31, 2004, the Funds paid PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class D shares):

Fund	Administrative Fees*

California Intermediate Municipal, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds	0.60%

*   As described below under “12b-1 Plan for Class D Shares,” the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 which provides for the payment of up to 0.25% of the Administrative Fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” table provided under “Fees and Expenses of the Fund” for each Fund shows the Administrative Fees rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Other Expenses.”

12b-1 Plan for Class D Shares

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Individual Portfolio Managers

The following individual has primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

California Intermediate Municipal Bond	Mark V. McCray	4/00	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a bond trader from 1992-1999 at Goldman, Sachs & Co. where he was appointed Vice President in 1996 and named co-head of municipal bond trading in 1997 with responsibility for the firm’s proprietary account and supervised municipal bond traders.
California Municipal Bond		5/00*
Municipal Bond		4/00
New York Municipal Bond		4/00
Short Duration Municipal Income		4/00

* Since inception of the Fund.

16	PIMCO Funds: Pacific Investment Management Series

Distributor

The Trust’s Distributor is PA Distributors LLC (“PAD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with Allianz Dresdner Asset Management of America L.P. (“ADAM”), PIMCO’s parent company, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, ADAM, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that ADAM, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, PAD, ADAM, and certain of their affiliates, the Trust and certain of its series, PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PIMCO, PAD, PEA, the Trust, the Funds, the MMS Funds, the Trustees and/or their affiliates.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against ADAM, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, ADAM and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Prospectus	17

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General Information

•   Financial Service Firms.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Administrator or another affiliate of the Fund (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans are often higher). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

This prospectus should be read in connection with your firm’s materials regarding its fees and services.

•   Calculation of Share Price and Redemption Payments.  When you buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares. NAVs are determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day the (“NYSE”) is open. See “How Fund Shares Are Priced” below for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

Buying Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms” above.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

18	PIMCO Funds: Pacific Investment Management Series

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors.

•	Investment Minimums. The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund(s) and its/their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Exchanging Shares

You may exchange your Class D shares of any Fund for Class D shares of any other Fund or any fund of PIMCO Funds: Multi-Manager Series that offers Class D shares. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Exchanges of shares held less than a certain number of days may be subject to a redemption fee. See “Redemption Fees” below. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted

Prospectus	19

by SEC regulations, the Trust will give 60 days’ advance notice to your financial service firm of any termination or material modification of the exchange privilege.

Exchanges of shares held less than a certain number of days may be subject to a redemption fee. See “Redemption Fees” below.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-927-4648. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Selling Shares

You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. Other than any applicable redemption fee (see below), you do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order. Redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Redemption Fees

Shareholders of each Fund listed below will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges) within a certain number of days after their acquisition (by purchase or exchange). The following table indicates the applicable holding period for each Fund. Shares redeemed or exchanged before the expiration of the holding period will be subject to the Redemption Fee.

Fund	Holding Period(1)
Short Duration Municipal Bond Fund	7 days
California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond and New York Municipal Bond Funds	30 days

(1)	With respect to any acquisition of shares, the holding period commences on the day of acquisition. A new holding period begins with each acquisition of shares through a purchase or exchange.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. Redemption Fees are not sales loads or contingent deferred sales charges.

20	PIMCO Funds: Pacific Investment Management Series

A new time period begins with each acquisition of shares through a purchase or exchange. For example, for Funds with a seven-day holding period, a series of transactions in which shares of Fund A are exchanged for shares of Fund B four days after the purchase of the Fund A shares, followed four days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales loads. Redemption and exchange of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents PIMCO’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities associated with an investor’s redemption of exchange.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that have not agreed to assess or collect the Redemption Fee from such shareholders, or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions and exchanges effected by other mutual funds that are sponsored by PIMCO or its affiliates; and
•	otherwise as the Trust may determine in its sole discretion.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. You will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise provided by law.

Redemptions in Kind

The Trust had agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.    Name;

2.    Date of birth (for individuals);

3.    Residential or business street address; and

4.    Social security number, taxpayer identification number, or other identifying number.

Prospectus	21

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund may also close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Payments to Financial Firms

Some or all of the distribution fees and servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. The financial firms are also paid commissions when they sell Class B shares. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, PAD, PIMCO and their affiliates (for purposes of this section only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all other series of the Trust and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any given year will vary and normally will not exceed the sum of (a) 0.10% of the previous year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue, some even into 2005, until they end. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

The additional payments and incentives described above may be made to brokers or third party administrators in addition to amounts paid to participating financial firms for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and $0 to $13 for services to omnibus accounts, although they may and, in one case, do pay more than $13 per account or (ii) 0.20% of the assets in the relevant accounts.

22	PIMCO Funds: Pacific Investment Management Series

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Also, you should review carefully any disclosure by the financial firm as to its compensation.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class D shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities of indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if significant events occur after the close of the relevant market but prior to the NYSE Close.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. The Funds intend to declare income dividends daily to shareholders of record and distribute them monthly.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•     Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

Prospectus	23

•     Invest all distributions in Class D shares of any other Fund of the Trust or PIMCO Funds: Multi-Manager Series which offers Class D shares at NAV. You must have an account existing in the Fund selected for investment with the identical registered name. This option must be elected when your account is set up.

•     Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in each Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend.”

•   Dividends paid to shareholders of each Fund and derived from Municipal Bond interest are expected to be designated by each Fund as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes although the California Intermediate Municipal Bond Fund, California Municipal Bond Fund, and the New York Municipal Bond Fund intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. If a Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.

•   If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions derived from taxable interest or capital gains whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions that are taxable will be taxable to you as either ordinary income or capital gains. Ordinary taxable Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. If the Fund designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Taxable Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

The Funds seek to produce income that is generally exempt from U.S. income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to U.S. income tax. Further, the California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds seek to produce income that is generally exempt from the relevant state’s income tax and will not provide any state tax benefit to individuals that are not subject to that state’s income tax.

24	PIMCO Funds: Pacific Investment Management Series

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of

Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Securities Selection

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors: such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in mortgage- or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a

Prospectus	25

Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities

26	PIMCO Funds: Pacific Investment Management Series

(calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation- indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

While the Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls And Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a served basis in an amount up to  1/3 of

Prospectus	27

the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

28	PIMCO Funds: Pacific Investment Management Series

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies

Each Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objectives either by investing directly in securities or, by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund. The Funds may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Prospectus	29

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher- quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

30	PIMCO Funds: Pacific Investment Management Series

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	31

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Class D shares of each Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
California Intermediate Municipal Bond Fund
03/31/2004	$10.22	$0.38	$0.00	$0.38	$(0.38)	$0.00
03/31/2003	10.16	0.40	0.12	0.52	(0.41)	(0.05)
03/31/2002	10.60	0.46	(0.07)	0.39	(0.43)	(0.40)
03/31/2001	10.05	0.45	0.55	1.00	(0.42)	(0.03)
01/31/2000–03/31/2000	9.88	0.06	0.18	0.24	(0.07)	0.00
California Municipal Bond Fund
03/31/2004	$10.36	$0.39	$0.09	$0.48	$(0.38)	$(0.04)
03/31/2003	10.02	0.43	0.34	0.77	(0.42)	(0.01)
03/31/2002	10.35	0.36	0.04	0.40	(0.34)	(0.39)
07/31/2000–03/31/2001	10.35	0.31	0.43	0.74	(0.31)	(0.43)
Municipal Bond Fund
03/31/2004	$10.18	$0.38	$0.14	$0.52	$(0.38)	$0.00
03/31/2003	10.03	0.42	0.18	0.60	(0.42)	(0.03)
03/31/2002	10.02	0.47	0.12	0.59	(0.47)	(0.11)
03/31/2001	9.47	0.43	0.56	0.99	(0.44)	0.00
03/31/2000	10.12	0.42	(0.64)	(0.22)	(0.43)	0.00
New York Municipal Bond Fund
03/31/2004	$10.68	$0.32	$0.22	$0.54	$(0.33)	$(0.02)
03/31/2003	10.35	0.36	0.49	0.85	(0.40)	(0.12)
03/31/2002	10.64	0.45	0.17	0.62	(0.45)	(0.46)
03/31/2001	9.94	0.44	0.77	1.21	(0.42)	(0.09)
01/31/2000–03/31/2000	9.79	0.07	0.15	0.22	(0.07)	0.00
Short Duration Municipal Income Fund
03/31/2004	$10.16	$0.19	$(0.01)	$0.18	$(0.17)	$0.00
03/31/2003	10.17	0.23	(0.02)	0.21	(0.22)	0.00
03/31/2002	10.16	0.30	0.09	0.39	(0.34)	(0.04)
03/31/2001	9.98	0.41	0.17	0.58	(0.40)	0.00
01/31/2000–03/31/2000	9.99	0.06	(0.01)	0.05	(0.06)	0.00

+	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.74%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.52%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.80%.
(f)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.29%.

32	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.38)	$10.22	3.78%	$4,449	0.85%		3.74%	137%
0.00	(0.46)	10.22	5.16	6,046	0.85		3.91	101
0.00	(0.83)	10.16	3.77	1,444	0.87	(b)	4.41	94
0.00	(0.45)	10.60	10.21	181	0.86	(b)	4.26	257
0.00	(0.07)	10.05	2.39	10	0.85	+ (c)	3.88 +	357

$0.00	$(0.42)	$10.42	4.67%	$110	0.85%		3.78%	157%
0.00	(0.43)	10.36	7.76	92	0.85		4.14	221
0.00	(0.73)	10.02	3.81	11	0.87	(b)	3.44	164
0.00	(0.74)	10.35	7.82	10	0.85	+	4.47 +	338

$0.00	$(0.38)	$10.32	5.20%	$24,732	0.85%		3.70%	115%
0.00	(0.45)	10.18	6.10	21,509	0.85		4.08	108
0.00	(0.58)	10.03	5.95	6,738	0.85		4.61	231
0.00	(0.44)	10.02	10.74	1,414	0.85		4.41	306
0.00	(0.43)	9.47	(2.16)	1,104	0.85		4.46	145

$0.00	$(0.35)	$10.87	5.09%	$3,032	0.85%		3.00%	147%
0.00	(0.52)	10.68	8.35	1,491	0.85		3.36	227
0.00	(0.91)	10.35	6.08	66	0.87	(b)	4.19	204
0.00	(0.51)	10.64	12.44	113	0.90	(b)	4.23	973
0.00	(0.07)	9.94	2.21	10	0.87	+ (d)(e)	4.02 +	270

$0.00	$(0.17)	$10.17	1.83%	$42,004	0.80%		1.83%	226%
0.00	(0.22)	10.16	2.10	9,210	0.80		2.22	152
0.00	(0.38)	10.17	3.88	470	0.80		2.93	107
0.00	(0.40)	10.16	5.78	11	0.81	(e)	4.05	208
0.00	(0.06)	9.98	0.47	10	0.80	+ (f)	3.51 +	171

Prospectus	33

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated, in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1	PIMCO Funds: Pacific Investment Management Series

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Prospectus  A-2

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

A-3	PIMCO Funds: Pacific Investment Management Series

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Prospectus  A-4

PIMCO Funds: Pacific Investment Management Series

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-888-87-PIMCO, or by writing to:

PA Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

You may also contact your financial service firm for details.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

Investment Company File number 811-5028

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

Not part of the prospectus

The PIMCO Funds: A Diverse Fund Family

PIMCO Advisors provides access to the specialized equity and fixed-income expertise of its affiliated institutional investment firms. Together these firms manage over $485 billion and have a client list that includes over half of the 100 largest corporations in America. This expertise is available to financial advisors and their clients through the PIMCO Funds, a diverse family of stock and bond funds.

PIMCO Stock Funds

Value

  PEA Value Fund

  NACM Value Fund

  NFJ Dividend Value Fund

  PEA Renaissance Fund

  NACM Flex-Cap Value Fund

  NFJ Small-Cap Value Fund

Blend

  PEA Growth & Income Fund

  CCM Capital Appreciation Fund

  CCM Mid-Cap Fund

Growth

  RCM Large-Cap Growth Fund

  PEA Growth Fund

  RCM Tax-Managed Growth Fund

  NACM Growth Fund

  RCM Mid-Cap Fund

  PEA Target Fund

International

  NACM Global Fund

  RCM Global Small-Cap Fund

  RCM International Growth Equity Fund

  NACM Pacific Rim Fund

Sector-Related

  RCM Global Healthcare Fund

  RCM Biotechnology Fund

  RCM Global Technology Fund

  PEA Innovation Fund

PIMCO IndexPLUS Stock Funds

StocksPLUS Fund

StocksPLUS Total Return Fund

International StocksPLUS TR Strategy Fund

PIMCO Bond Funds

Cash Management

  Short-Term Fund

  Low Duration Fund

  Floating Income Fund

  Short Duration Municipal Fund

Core

  Total Return Fund

  Diversified Income Fund

  Investment Grade Corporate Bond Fund

Specialized

Government/Mortgage

  GNMA Fund

  Total Return Mortgage Fund

High Yield

  High Yield Fund

International

  Foreign Bond Fund (Unhedged)

  Foreign Bond Fund (U.S. Dollar-Hedged)

  Emerging Markets Bond Fund

Tax Exempt

  Municipal Bond Fund

  California Intermediate Municipal Bond Fund

  California Municipal Bond Fund

  New York Municipal Bond Fund

PIMCO Real Return Strategy Funds

  Real Return Fund

  CommodityRealReturn Strategy Fund

  RealEstateRealReturn Strategy Fund

  All Asset Fund

Assets under management are as of 6/30/04. The PIMCO Stock Funds are offered in the PIMCO Funds: Multi-Manager Series (MMS) prospectus. For additional details on the PIMCO Stock Funds, contact your financial advisor (or call 1-888-87-PIMCO) to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. Under no circumstances does this information represent a recommendation to buy or sell mutual funds.

PZ002D.10/04	This cover is not part of the Prospectus

Prospectus
10.01.04

PIMCO Bond Funds

Share Class	SHORT DURATION BOND FUNDS
R

Short-Term Fund

Low Duration Fund

INTERMEDIATE DURATION BOND FUNDS

Total Return Fund

INTERNATIONAL BOND FUNDS

Foreign Bond Fund (U.S. Dollar-Hedged)

HIGH YIELD BOND FUNDS

High Yield Fund

REAL RETURN STRATEGY BOND FUNDS

Real Return Fund

ENHANCED EQUITY INDEX FUNDS

StocksPLUS Fund

This cover is not part of the Prospectus.

PIMCO Funds Prospectus

PIMCO Funds: Pacific Investment Management Series

October 1, 2004

Share Class

R

This prospectus describes 7 mutual funds offered by PIMCO Funds: Pacific Investment Management Series. The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2004, PIMCO managed approximately $392 billion in assets.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds	Short-Term	Money market instruments and short maturity fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0–10%
	Low Duration	Short maturity fixed income securities	1–3 years	B to Aaa; max 10% below Baa	0–30%
Intermediate Duration Bond Funds	Total Return	Intermediate maturity fixed income securities	3–6 years	B to Aaa; max 10% below Baa	0–30%
International Bond Funds	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income securities	3–7 years	B to Aaa; max 10% below Baa	≥80%(3)
High Yield Bond Funds	High Yield	Higher yielding fixed income securities	2–6 years	Caa to Aaa; min 80% below Baa subject to max 5% Caa	0–20%
Real Return Funds	Real Return	Inflation-indexed fixed income securities	+/– 3 years of its Index	B to Aaa; max 10% below Baa	0–30%
Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0–30%

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Fund (except the Long-Term U.S. Government Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.

2	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Fixed Income Instruments

Consistent with each Fund’s investment policies, each Fund invests in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

The “Fixed Income Funds” are the Foreign Bond (U.S. Dollar-Hedged), High Yield, Low Duration, Real Return, Short-Term and Total Return Funds. Each Fixed Income Fund differs from the others primarily in the length of the Fund’s duration or the proportion of its investments in certain types of fixed income securities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Fund may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s and S&P may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B1 by Moody’s, or B- by S&P, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	3

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category International Bond	Fund Focus Intermediate maturity hedged non-U.S. fixed income securities Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies. The Fund will normally hedge at least 80% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of the Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund. To the extent the Fund invests a significant portion of its assets in a concentrated geographical area, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class R shares. For periods prior to the inception date of Class R shares (12/31/02), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Class R

	More Recent Return Information

	1/1/04–6/30/04	1.35%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	7.05%

	Lowest (1st Qtr. ’94)	-4.39%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class R Return Before Taxes	2.81%	5.53%	7.37%
Class R Return After Taxes on Distributions(1)	1.48%	3.29%	4.33%
Class R Return After Taxes on Distributions and Sale of Fund Shares(1)	2.12%	3.34%	4.37%
J.P. Morgan Non-U.S. Global Government Bond Index (Hedged)(2)	1.98%	5.41%	7.41%
Lipper International Income Fund Average(3)	15.50%	5.84%	6.76%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.
(2)	The J.P. Morgan Non-U.S. Global Government Bond Index (Hedged) in an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $1,000 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.25%	0.50%	0.47%	1.22%
(1)	Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.45% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 1.20% for Class R. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$124	$387	$670	$1,477

Prospectus	5

PIMCO High Yield Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category High Yield Bond	Fund Focus Higher yielding fixed income securities Average Portfolio Duration 2–6 years	Credit Quality Caa to Aaa; minimum 80% below Baa subject to maximum 5% Caa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its assets in securities rated Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase, and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class R shares. For periods prior to the inception date of Class R shares (12/31/02), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	PIMCO Funds: Pacific Investment Management Series

PIMCO High Yield Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/04–6/30/04	-0.54%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘02)	8.68%

	Lowest (2nd Qtr. ‘02)	-5.08%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class R Return Before Taxes	22.91%	5.00%	7.48%
Class R Return After Taxes on Distributions(1)	19.98%	1.90%	4.09%
Class R Return After Taxes on Distributions and Sale of Fund Shares(1)	14.74%	2.27%	4.23%
Merrill Lynch U.S. High Yield BB-B Rated Index(2)	22.95%	4.75%	6.88%
Lipper High Current Yield Fund Average(3)	24.34%	3.57%	5.00%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.
(2)	The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $1,000 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.25%	0.50%	0.40%	1.15%

(1)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(2)   “Other Expenses” reflect an administrative fee of 0.40%.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$117	$365	$633	$1,398

Prospectus	7

PIMCO Low Duration Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Short Duration Bond	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1–3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class R shares. For periods prior to the inception date of Class R shares (12/31/02), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/04–6/30/04	0.14%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’95)	3.45%

	Lowest (1st Qtr. ’94)	-0.50%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class R Return Before Taxes	2.23%	5.07%	5.53%
Class R Return After Taxes on Distributions(1)	1.34%	3.14%	3.35%
Class R Return After Taxes on Distributions and Sale of Fund Shares(1)	1.45%	3.11%	3.34%
Merrill Lynch 1-3 Year Treasury Index(2)	1.90%	5.37%	5.68%
Lipper Short Investment Grade Debt Fund Average(3)	2.49%	4.95%	5.15%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.
(2)	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $1,000 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.25%	0.50%	0.40%	1.15%

(1)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(2)   “Other Expenses” reflect an administrative fee of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$117	$365	$633	$1,398

Prospectus	9

PIMCO Real Return Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management Fund Category Inflation-Indexed Bond	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the real duration of the Lehman Global Real: U.S. TIPS Index, which as of June 30, 2004 was 8.7 years. For these purposes, in calculating the Fund’s average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class R shares. For periods prior to the inception date of Class R shares (12/31/02), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/04–6/30/04	1.78%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’02)	7.52%

	Lowest (4th Qtr. ’01)	-1.43%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (1/29/97)(4)
Class R Return Before Taxes	7.73%	9.85%	8.22%
Class R Return After Taxes on Distributions(1)	5.46%	7.27%	5.78%
Class R Return After Taxes on Distributions and Sale of Fund Shares(1)	5.51%	6.89%	5.54%
Lehman Global Real: U.S. TIPS Index(2)	8.40%	9.57%	7.84%
Lipper Treasury Inflation-Protected Securities Average(3)	7.36%	8.96%	7.88%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.
(2)	The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. Performance information for the index prior to 1997 is based on the performance information of the Lehman Inflation Notes Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Treasury Inflation-Protected Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in inflation-indexed bonds issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The average, created in 2004 by Lipper, reflects more closely than the Fund’s previous Lipper average the universe of securities in which the Fund invests. The current average does not take into account sales charges or taxes. Lipper no longer maintains or publishes returns for the Fund’s previous Lipper average, the Lipper Intermediate U.S. Treasury Fund Average, and therefore no returns are provided for this average.
(4)	The Fund began operations on 1/29/97. Index comparisons began on 1/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $1,000 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.25%	0.50%	0.40%	1.15%
(1)	Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	“Other Expenses” reflect an administrative fee of 0.40%.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$117	$365	$633	$1,398

Prospectus	11

PIMCO Short-Term Fund

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity Fund Category Short Duration Bond	Fund Focus Money market instruments and short maturity fixed income securities Average Portfolio Duration 0–1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class R shares. For periods prior to the inception date of Class R shares (12/31/02), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	PIMCO Funds: Pacific Investment Management Series

PIMCO Short-Term Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/04–6/30/04	0.33%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	2.47%

	Lowest (1st Qtr. ’94)	0.07%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class R Return Before Taxes	1.88%	4.15%	4.93%
Class R Return After Taxes on Distributions(1)	1.40%	2.55%	2.99%
Class R Return After Taxes on Distributions and Sale of Fund Shares(1)	1.23%	2.54%	2.98%
Citigroup 3-month Treasury Bill Index(2)	1.07%	3.49%	4.30%
Lipper Ultra-Short Obligations Fund Average(3)	1.49%	4.18%	4.78%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.
(2)	The Citigroup 3-month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Ultra-Short Obligations Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $1,000 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)(3)	Total Annual Fund Operating Expenses
Class R	0.25%	0.50%	0.35%	1.10%

(1)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(2)   “Other Expenses” reflect an administrative fee of 0.35%.

(3)   Effective October 1, 2004, the Fund’s administrative fee was reduced by 0.05%, to 0.35% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$112	$350	$606	$1,340

Prospectus	13

PIMCO StocksPLUS Fund

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500 Fund Category Enhanced Index Stock	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities Average Portfolio Duration 0–1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class R shares. For periods prior to the inception date of Class R shares (12/31/02), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Fund (continued)

Calendar Year Total Returns — Class R

More Recent Return Information

1/1/04–6/30/04	2.69%

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (4th Qtr. ’98)	21.26%

Lowest (3rd Qtr. ’02)	-16.85%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class R Return Before Taxes	28.65%	-0.40%	11.16%
Class R Return After Taxes on Distributions(1)	26.85%	-2.64%	6.93%
Class R Return After Taxes on Distributions and Sale of Fund Shares(1)	18.59%	-1.46%	7.22%
S&P 500 Index(2)	28.68%	-0.57%	11.07%
Lipper Large-Cap Core Fund Average(3)	25.57%	-1.66%	8.87%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Large-Cap Core Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalization (on a 3 year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the S&P 400 Mid-Cap Index. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $1,000 or less may be charged a fee of $16.
(2)	Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.40%	0.50%	0.40%	1.30%

(1)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(2)   “Other Expenses” reflect an administrative fee of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$132	$412	$713	$1,568

Prospectus	15

PIMCO Total Return Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Intermediate Duration Bond	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3–6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may not invest in equity securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class R shares. For periods prior to the inception date of Class R shares (12/31/02), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/04–3/31/04	0.10%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	6.30%

	Lowest (1st Qtr. ’94)	-2.86%
Calendar Year End (through 12/33)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Class R Return Before Taxes	4.79%	6.55%	6.84%
Class R Return After Taxes on Distributions(1)	3.29%	4.19%	4.26%
Class R Return After Taxes on Distributions and Sale of Fund Shares(1)	3.16%	4.14%	4.24%
Lehman Brothers Aggregate Bond Index(2)	4.10%	6.62%	6.95%
Lipper Intermediate Investment Grade Debt Fund Average(3)	4.55%	5.81%	6.16%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.
(2)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2) 2.00%

(1)	Accounts with a minimum balance of $1,000 or less may be charged a fee of $16.
(2)	Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
Class R	0.25%	0.50%	0.40%	1.15%

(1)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(2)   “Other Expenses” reflect an administrative fee of 0.40%.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$117	$365	$633	$1,398

Prospectus	17

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced

18	PIMCO Funds: Pacific Investment Management Series

under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Commodity Risk

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk

The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage Risk

A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Prospectus	19

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in a single state.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2004, PIMCO had approximately $392 billion in assets under management.

Advisory Fees

Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2004, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
Foreign Bond (U.S. Dollar-Hedged), High Yield, Low Duration, Real Return, Short-Term and Total Return Funds	0.25%
StocksPLUS Fund	0.40%

Administrative Fees

Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class R shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class R shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

For the fiscal year ended March 31, 2004, the Funds paid PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class R shares):

Fund	Administrative Fees
High Yield, Low Duration, Real Return, Short-Term*, StocksPLUS and Total Return Funds	0.40%
Foreign Bond Fund (U.S. Dollar-Hedged)	0.45%

*	Effective October 1, 2004, the administrative fee for the Short-Term Fund was reduced to an annual rate of 0.35%.

20	PIMCO Funds: Pacific Investment Management Series

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

Foreign Bond (U.S. Dollar-Hedged)	Sudi Mariappa	11/00	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, Mr. Mariappa was a Managing Director with Merrill Lynch from 1999-2000. Prior to that, he was associated with Sumitomo Finance International as an Executive Director in 1998, and with Long-term Capital Management as a strategist from 1995-1998.

High Yield	Raymond G. Kennedy	4/02	Managing Director, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO as a Credit Analyst in 1996.

Low Duration StocksPLUS Total Return	William H. Gross	5/87* 1/98 5/87*	Managing Director, Chief Investment Officer and a founding partner of PIMCO. He leads a team which manages the StocksPLUS Fund.

Real Return	John B. Brynjolfsson	1/97*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.

Short-Term	Paul A. McCulley	8/99	Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillion Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

*	Since inception of the Fund.

Distributor

The Trust’s Distributor is PA Distributors LLC (“PAD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with Allianz Dresdner Asset Management of America L.P. (“ADAM”), PIMCO’s parent company, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, ADAM, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that ADAM, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, PAD, ADAM, and certain of their affiliates, the Trust and certain of its series, PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PIMCO, PAD, PEA, the Trust, the Funds, the MMS Funds, the Trustees and/or their affiliates.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against ADAM, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD,

Prospectus	21

ADAM and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class R shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

How to Buy and Sell Shares

General Information

The following section provides basic information about how to buy, sell (redeem) and exchange Class R shares of the Funds.

•   Retirement Plans.     Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans,

22	PIMCO Funds: Pacific Investment Management Series

non-qualified deferred compensation plans and other accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (collectively, “retirement plans”). In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the Plan level or at the level of the financial service firm). Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO College Access 529 Plan accounts.

The administrator of a plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge retirement plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may change plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and retirement plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm or retirement plan may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or retirement plan for its clients). The Distributor may pay a financial service firm or retirement plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Your retirement plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the retirement plan’s and/or the financial service firm’s materials regarding its fees and services.

•   Calculation of Share Price and Redemption Payments.    When shareholders buy or sell (redeem) Class R shares of the Funds, they pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees. NAVs are determined at the NYSE Close on each day the NYSE is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from the retirement plan prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If a purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Prospectus	23

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. The following lists the maximum annual rates at which the distribution and servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

All Funds	Servicing Fee	Distribution Fee
Class R	0.25%	0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class R shares may, over time, cost you more than the initial sales charge imposed on other classes of the Funds’ shares.

Payments to Financial Firms

Some or all of the distribution fees and servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. The financial firms are also paid commissions when they sell Class B shares. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, PAD, PIMCO and their affiliates (for purposes of this section only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all other series of the Trust and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any given year will vary and normally will not exceed the sum of (a) 0.10% of the previous year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue, some even into 2005, until they end. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

The additional payments and incentives described above may be made to brokers or third party administrators in addition to amounts paid to participating financial firms for providing bona fide

24	PIMCO Funds: Pacific Investment Management Series

shareholder services to shareholders holding Fund shares in nominee or street name, including without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and $0 to $13 for services to omnibus accounts, although they may and, in one case, do pay more than $13 per account or (ii) 0.20% of the assets in the relevant accounts.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Also, you should review carefully any disclosure by the financial firm as to its compensation.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

Buying Shares

Class R shares of each Fund are continuously offered to retirement plans. See “Retirement Plans” above. Plan participants may purchase Class R shares only through their retirement plans. In connection with purchases, retirement plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Retirement plans and financial service firms may charge for such services.

A retirement plan may also purchase Class R shares directly from the Trust. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Retirement plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the retirement plan level.

Retirement plans which wish to invest directly by mail should send a check payable to PA Distributors LLC, along with a completed application form to:

PA Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PA Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, retirement plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an

Prospectus	25

emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Investment Minimums

The following investment minimums apply for purchases of Class R shares.

Initial Investment	Subsequent Investments
$2,500 per Fund	$50 per Fund

In addition, accounts with balances of $1,000 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from the below-minimum account and paid to the Administrator for certain categories of investors, including certain tax-qualified retirement plans, and for certain special investment programs and plans offered by the Trust.

Retirement plans and financial service firms may impose different investment minimums than the Trust. Please contact your plan administrator or financial service firm for information.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund(s) and its/their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, investors are asked to maintain an account balance in each Fund in which the investor invests of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem any remaining shares and close that Fund account

26	PIMCO Variable Insurance Trust

after giving the investor 60 days to increase the balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below or in the applicable Fund’s or series’ prospectus(es), Class R shares of any Fund may be exchanged for Class R shares of any other Fund or series of PIMCO Funds: Multi-Manager Series that offers Class R shares. Shares are exchanged on the basis of their respective NAVs next calculated after an exchange order is received by the Distributor. Exchanges of shares held less than a certain number of days may be subject to a redemption fee. See “Redemption Fees” below. Retirement plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges. [In addition, for taxable shareholders, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss.] Plan participants should contact their plan administrators to exchange shares and for additional information about the exchange privilege.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by SEC regulations, the Trust will give 60 days’ advance notice to a plan’s financial service firm of any termination or material modification of the exchange privilege with respect to Class R shares.

Selling Shares

Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Other than any applicable redemption fee (see below), investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although retirement plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable retirement plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Retirement plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the retirement plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Redemption Fees

Shareholders of each Fund listed below will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges) within a certain number of days after their acquisition (by purchase or exchange). The following table indicates the applicable holding period for each Fund. Shares redeemed or exchanged before the expiration of the holding period will be subject to the Redemption Fee.

Fund	Holding Period(1)
Low Duration, Real Return, Short-Term and Total Return Funds	7 days
Foreign Bond (U.S. Dollar-Hedged), High Yield and StocksPLUS Funds	30 days

(1)	With respect to any acquisition of shares, the holding period commences on the day of acquisition. A new holding period begins with each acquisition of shares through a purchase or exchange.

Prospectus	27

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. Redemption Fees are not sales loads or contingent deferred sales charges.

A new time period begins with each acquisition of shares through a purchase or exchange. For example, for Funds with a seven-day holding period, a series of transactions in which shares of Fund A are exchanged for shares of Fund B four days after the purchase of the Fund A shares, followed four days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales loads. Redemption and exchange of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents PIMCO’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities associated with an investor’s redemption of exchange.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that have not agreed to assess or collect the Redemption Fee from such shareholders, or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions and exchanges effected by other mutual funds that are sponsored by PIMCO or its affiliates; and
•	otherwise as the Trust may determine in its sole discretion.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise provided by law.

Redemptions in Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

28	PIMCO Variable Insurance Trust

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly
Fixed Income Funds	•
StocksPLUS Fund		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of any other Fund of the Trust or PIMCO Funds: Multi-Manager Series which offers that class at NAV. You must have an account existing in the Fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

Tax Consequences

•   Taxes on Fund distributions.    If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Prospectus	29

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•   Taxes when you sell (redeem) or exchange your shares.    Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•   Returns of capital.    If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•   Consult your tax advisor about other possible tax consequences.    This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state, local and foreign tax consequences.

•   A Note on the Real Return Fund.    Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Securities Selection

Most of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

30	PIMCO Variable Insurance Trust

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in mortgage- or other asset-backed securities. Each Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Prospectus	31

Each Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure

32	PIMCO Variable Insurance Trust

may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Fund except the Total Return Fund may invest in convertible securities or equity securities. The Total Return Fund may not invest in equity securities but may invest in convertible securities that are not considered equities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

The Fixed Income Funds intend to invest primarily in fixed income securities; however, while some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities

Each Fund may invest in foreign (non-U.S.) securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•   Emerging Market Securities.    Each Fund may invest up to 10% of its total assets (5% in the case of the Low Duration and Short-Term Funds) in securities of issuers based in countries with developing (or “emerging market”) economies.

A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market

Prospectus	33

securities, the Funds emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. The adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•   Foreign Currency Transactions.    Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified

34	PIMCO Variable Insurance Trust

time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Fund bears the risk that the counterparty could default under a swap agreement. Further, certain Funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Fund may receive more or less principal that it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Prospectus	35

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

36	PIMCO Variable Insurance Trust

Investment in Other Investment Companies

Each Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund. The Funds may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Prospectus	37

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

38	PIMCO Variable Insurance Trust

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	39

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class R shares of each Fund since the class of shares for each Fund was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Foreign Bond Fund (U.S. Dollar-Hedged)
03/31/2004	$10.70	$0.23	$0.05	$0.28	$(0.25)	$(0.21)
12/31/2002 – 03/31/2003	10.58	0.08	0.12	0.20	(0.05)	0.00
High Yield Fund
03/31/2004	$8.90	$0.62	$0.80	$1.42	$(0.63)	$0.00
12/31/2002 – 03/31/2003	8.52	0.17	0.38	0.55	(0.17)	0.00
Low Duration Fund
03/31/2004	$10.33	$0.14	$0.07	$0.21	$(0.18)	$(0.05)
12/31/2002 – 03/31/2003	10.27	0.05	0.07	0.12	(0.06)	0.00
Real Return Fund
03/31/2004	$11.42	$0.20	$1.00	$1.20	$(0.32)	$(0.51)
12/31/2002 – 03/31/2003	11.26	0.07	0.16	0.23	(0.07)	0.00
Short-Term Fund
03/31/2004	$10.04	$0.07	$0.07	$0.14	$(0.10)	$(0.01)
12/31/2002 – 03/31/2003	9.99	0.04	0.06	0.10	(0.05)	0.00
StocksPLUS Fund
03/31/2004	$7.71	$0.88	$1.73	$2.61	$(0.69)	$0.00
12/31/2002 – 03/31/2003	7.90	(0.44)	0.25	(0.19)	0.00	0.00
Total Return Fund
03/31/2004	$10.79	$0.19	$0.38	$0.57	$(0.24)	$(0.18)
12/31/2002 – 03/31/2003	10.67	0.08	0.12	0.20	(0.08)	0.00

+	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.20%.

40	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.46)	$10.52	2.71%	$73	1.22	%(b)	2.17%		711%
(0.03)	(0.08)	10.70	1.93	10	1.20	+	2.97	+	589

$0.00	$(0.63)	$9.69	16.33%	$1,342	1.15%		6.41%		105%
0.00	(0.17)	8.90	6.44	11	1.15	+	7.61	+	129

$0.00	$(0.23)	$10.31	2.00%	$1,490	1.15%		1.37%		247%
0.00	(0.06)	10.33	1.21	10	1.15	+	2.09	+	218

$0.00	$(0.83)	$11.79	10.95%	$8,240	1.15%		1.74%		308%
0.00	(0.07)	11.42	2.02	10	1.15	+	2.36	+	191

$0.00	$(0.11)	$10.07	1.38%	$48	1.15%		0.73%		268%
0.00	(0.05)	10.04	0.95	10	1.15	+	1.65	+	77

$0.00	$(0.69)	$9.63	34.07%	$135	1.30%		9.30%		287%
0.00	0.00	7.71	(2.41)	10	1.30	+	(22.39	)+	282

$0.00	$(0.42)	$10.94	5.42%	$31,079	1.15%		1.73%		273%
0.00	(0.08)	10.79	1.90	2,099	1.15	+	2.92	+	234

Prospectus	41

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

A-1	PIMCO Funds: Pacific Investment Management Series

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Prospectus	A-2

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-3	PIMCO Funds: Pacific Investment Management Series

PIMCO Funds: Pacific Investment Management Series

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

PA Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

Investment Company Act File number 811-5028

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PA Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

Not part of the prospectus

The PIMCO Funds: A Diverse Fund Family

PIMCO Advisors provides access to the specialized equity and fixed-income expertise of our affiliated institutional investment firms. Together these firms manage over $485 billion and have a client list that includes over half of the 100 largest corporations in America. This expertise is available to financial advisors and their clients through the PIMCO Funds, a diverse family of stock and bond funds.

PIMCO Stock Funds

Value

  PEA Value Fund

  NFJ Dividend Value Fund

  PEA Renaissance Fund

  NFJ Small-Cap Value Fund

Blend

  PEA Growth & Income Fund

  CCM Capital Appreciation Fund

  CCM Mid-Cap Fund

Growth

  RCM Large-Cap Growth Fund

  PEA Growth Fund

  RCM Mid-Cap Fund

International

  NACM Global Fund

PIMCO IndexPLUS Stock Funds

  StocksPLUS Fund

PIMCO Bond Funds

Cash Management

  Short-Term Fund

  Low Duration Fund

Core

  Total Return Fund

Specialized

High Yield

  High Yield Fund

PIMCO Real Return Strategy Funds

  Real Return Fund

Assets under management are as of 6/30/04. The PIMCO Stock Funds are offered in the PIMCO Funds: Multi-Manager Series (MMS) prospectus. For additional details on the PIMCO Stock Funds, contact your financial advisor (or call 1-888-87-PIMCO) to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. Under no circumstances does this information represent a recommendation to buy or sell mutual funds.

PZ062.10/04	This cover is not part of the Prospectus.

PIMCO Funds Prospectus Pacific Investment Management Series October 1, 2004 Share Classes ● Ins Institutional ● Adm Administrative

SHORT DURATION BOND FUNDS
Floating Income Fund Low Duration Fund Low Duration Fund II	Low Duration Fund III Money Market Fund Short-Term Fund
INTERMEDIATE DURATION BOND FUNDS
Diversified Income Fund GNMA Fund High Yield Fund	Investment Grade Corporate Bond Fund Moderate Duration Fund Total Return Mortgage Fund
LONG DURATION BOND FUNDS
Long-Term U.S. Government Fund
TAX EXEMPT BOND FUNDS
California Intermediate Municipal Bond Fund California Municipal Bond Fund Municipal Bond Fund	New York Municipal Bond Fund Short Duration Municipal Income Fund
INTERNATIONAL BOND FUNDS
Emerging Markets Bond Fund Foreign Bond Fund (Unhedged) Foreign Bond Fund (U.S. Dollar-Hedged)	Global Bond Fund (Unhedged) Global Bond Fund (U.S. Dollar-Hedged)
CONVERTIBLE FUNDS
Convertible Fund	European Convertible Fund
REAL RETURN STRATEGY FUNDS
Real Return Fund	Real Return Fund II
DOMESTIC EQUITY-RELATED FUNDS
StocksPLUS Fund

This cover is not part of the prospectus

PIMCO Funds Prospectus

PIMCO Funds:

Pacific Investment

Management Series

October 1, 2004

Share Classes

Institutional

and

Administrative

This prospectus describes 28 mutual funds offered by PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2004, PIMCO managed approximately $392 billion in assets. The firm’s institutional heritage is reflected in the PIMCO Funds offered in this prospectus. Institutional and Administrative Class shares of other mutual funds offered by the Trust are offered through separate prospectuses.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1	PIMCO Funds: Pacific Investment Management Series

Prospectus	2

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar- weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%
	Floating Income	Variable and floating-rate securities and their economic equivalents	0-1 year	Caa to Aaa; max 10% below B	0-30%
	Short-Term	Money market instruments and short maturity fixed income securities	0-1 year	B to Aaa; max 10% below Baa	0-10%
	Low Duration	Short maturity fixed income securities	1-3 years	B to Aaa; max 10% below Baa	0-30%
	Low Duration II	Short maturity fixed income securities with quality and non-U.S. issuer restrictions	1-3 years	A to Aaa	0%
	Low Duration III	Short maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	1-3 years	B to Aaa; max 10% below Baa	0-30%
Intermediate Duration Bond Funds	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% below Aaa	0%
	Moderate Duration	Short and intermediate maturity fixed income securities	2-5 years	B to Aaa; max 10% below Baa	0-30%
	Total Return Mortgage	Short and intermediate maturity mortgage-related fixed income securities	1-7 years	Baa to Aaa; max 10% below Aaa	0%
	Investment Grade Corporate Bond	Corporate fixed income securities	3-7 years	B to Aaa; max 10% below Baa	0-30%
	High Yield	Higher-yielding fixed income securities	2-6 years	Caa to Aaa; min 80% below Baa subject to max 5% Caa	0-20%
	Diversified Income	Investment grade corporate, high yield and emerging market fixed income securities	3-8 years	Max 10% below B	0-30%
Long Duration Bond Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%
Tax Exempt Bond Funds	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	0-3 years	Baa to Aaa	0%
	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3-10 years	Ba to Aaa; max 10% below Baa	0%
	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3-7 years	B to Aaa; max 10% below Baa	0%
	California Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and California income tax)	3-12 years	B to Aaa; max 10% below Baa	0%
	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3-12 years	B to Aaa; max 10% below Baa	0%

3	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
International Bond Funds	Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(3)
	Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(3)
	Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income securities	3-7 years	B to Aaa; max 10% below Baa	≥80%(3)
	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income securities	3-7 years	B to Aaa; max 10% below Baa	≥ 80%(3)
	Emerging Markets Bond	Emerging market fixed income securities	0-8 years	Max 15% below B	≥ 80%(3)
Convertible Funds	Convertible	Convertible securities	N/A	Max 20% below B	0-30%
	European Convertible	European convertible securities	N/A	B to Aaa; max 40% below Baa	≥ 80%(4)
Real Return Funds	Real Return	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 10% below Baa	0-30%
	Real Return II	Inflation-indexed fixed income securities with quality and non-U.S. denominated restrictions	+/- 3 years of its Index	Baa to Aaa	0%
Domestic Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	0-1 year	B to Aaa; max 10% below Baa	0-30%
(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)	The percentage limitation relates to convertible securities issued by, or convertible into, an issuer located in any European country.

Prospectus	4

Summary Information (continued)

Fixed Income Instruments

Consistent with each Fund’s investment policies, each Fund invests in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

The “Fixed Income Funds” are the California Intermediate Municipal Bond, California Municipal Bond, Diversified Income, Emerging Markets Bond, Floating Income, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (Unhedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Money Market, Municipal Bond, New York Municipal Bond, Real Return, Real Return II, Short Duration Municipal Income, Short-Term and Total Return Mortgage Funds. Each Fixed Income Fund differs from the others primarily in the length of the Fund’s duration or the proportion of its investments in certain types of fixed income securities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s and S&P may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B1 by Moody’s, or B- by S&P, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

5	PIMCO Variable Insurance Trust

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	6

PIMCO California Intermediate Municipal Bond Fund	Ticker Symbols: PCIMX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • California State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/7/99), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7	PIMCO Funds: Pacific Investment Management Series

PIMCO California Intermediate Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	-0.74%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	3.17%

	Lowest (4th Qtr. ’01)	-0.69%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (8/31/99)
Institutional Class Return Before Taxes	3.17%	6.11%
Institutional Class Return After Taxes on Distributions(1)	3.08%	5.66%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.45%	5.60%
Administrative Class Return Before Taxes	2.90%	5.85%
Lehman Brothers California Intermediate Municipal Bond Index(2)	4.57%	6.50%
Lipper California Intermediate Municipal Debt Fund Avg(3)	3.47%	5.84%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Lehman Brothers California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities from 5 to 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper California Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.22%	0.47%
Administrative	0.25	0.25%	0.22	0.72
(1) Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances. (2) “Other Expenses” reflect an administrative fee of 0.22%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$48	$152	$265	$595
Administrative	74	230	401	894

Prospectus	8

PIMCO California Municipal Bond Fund	Ticker Symbols: PICMX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3-12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to twelve-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • California State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (8/19/02), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

9	PIMCO Funds: Pacific Investment Management Series

PIMCO California Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	-1.19%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’02)	4.42%

	Lowest (3rd Qtr. ’03)	-0.75%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (5/16/00)(4)
Institutional Class Return Before Taxes	3.79%	7.85%
Institutional Class Return After Taxes on Distributions(1)	3.59%	6.96%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.88%	6.82%
Administrative Class Return Before Taxes	3.55%	7.60%
Lehman California Insured Municipal Bond Index(2)	5.20%	8.51%
Lipper California Municipal Debt Fund Average(3)	4.25%	7.35%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Lehman California Insured Municipal Bond Index is an unmanaged index comprised of insured California Municipal Bond issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper California Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of its assets in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of ten years or more. It does not take into account sales charges or taxes.
(4)	The Fund began operations on 5/16/00. Index comparisons began on 5/31/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.22%	0.47%
Administrative	0.25	0.25%	0.22	0.72

(1)   Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.22%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$48	$151	$263	$591
Administrative	74	230	401	894

Prospectus	10

PIMCO Convertible Fund	Ticker Symbols: PFCIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Convertible securities Average Portfolio Duration N/A	Credit Quality Max 20% below B Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 20% of its total assets in common stock or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Smaller Company Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market indices and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (8/01/00), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

11	PIMCO Funds: Pacific Investment Management Series

PIMCO Convertible Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	1.45%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’03)	14.11%

	Lowest (1st Qtr. ‘01)	-12.33%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (3/31/99)
Institutional Class Return Before Taxes	31.96%	8.73%
Institutional Class Return After Taxes on Distributions(1)	30.03%	6.77%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	20.99%	6.32%
Administrative Class Return Before Taxes	31.10%	8.43%
Merrill Lynch All Convertibles Index(2)	27.15%	6.07%
Lipper Convertible Securities Fund Avg(3)	26.71%	6.66%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Merrill Lynch All Convertibles Index is an unmanaged market index comprised of convertible bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.40%	None	0.26%	0.66%
Administrative	0.40	0.25%	0.26	0.91

(1)   Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense are 0.65% for the Institutional Class and 0.90% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$67	$211	$368	$ 822
Administrative	93	290	504	1,120

Prospectus	12

PIMCO Diversified Income Fund	Ticker Symbols: PDIIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Investment grade corporate, high yield and emerging market fixed income securities Average Portfolio Duration 3-8 years	Credit Quality Maximum 10% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to eight-year time frame based on PIMCO’s forecast for interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limit, in fixed income securities of issuers that are economically tied to emerging securities markets.

The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S.-dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

13	PIMCO Funds: Pacific Investment Management Series

PIMCO Diversified Income Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Institutional	0.45%	None	0.31%	0.76%	(0.01)%	0.75%
Administrative	0.45	0.25%	0.30	1.00	0.00	1.00

(1)   Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.30% and organizational expenses paid by the Institutional Class.

(3)   PIMCO has contractually agreed for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Institutional Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 0.75% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$ 77	$242	$421	$ 552
Administrative	102	318	942	1,225

Prospectus	14

PIMCO Emerging Markets Bond Fund	Ticker Symbols: PEBIX (Inst. Class) PEBAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market fixed income securities Average Portfolio Duration 0-8 years	Credit Quality Maximum 15% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/30/98), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

15	PIMCO Funds: Pacific Investment Management Series

PIMCO Emerging Markets Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	-3.20%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘02)	17.02%

	Lowest (3rd Qtr. ‘98)	-21.05%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 years	Fund Inception (7/31/97)
Institutional Class Return Before Taxes	32.54%	22.69%	14.50%
Institutional Class Return After Taxes on Distributions(1)	26.05%	16.73%	9.11%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	21.24%	15.86%	8.88%
Administrative Class Return Before Taxes	32.21%	22.39%	14.21%
J.P. Morgan Emerging Markets Bond Index Global(2)	25.65%	15.40%	9.28%
Lipper Emerging Market Debt Fund Avg(3)	30.07%	17.69%	8.61%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index which tracks the total return of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds, and local market instruments. The Fund changed its benchmark index because the J.P. Morgan Emerging Markets Bond Index Global more closely reflects the universe of securities in which the Fund now invests. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.40%	0.85%
Administrative	0.45	0.25%	0.40	1.10

(1) Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances. (2) “Other Expenses” reflect an administrative fee of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$ 87	$271	$471	$1,049
Administrative	112	350	606	1,340

Prospectus	16

PIMCO European Convertible Fund	Ticker Symbols: PECIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus European convertible securities Average Portfolio Duration N/A	Credit Quality B to Aaa; maximum 40% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of European convertible securities. European convertible securities include any convertible security issued by, or convertible into, an issuer located in any European country. European convertible securities, which are issued by companies of all sizes and market capitalizations include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund invests primarily in investment grade debt securities, but may invest up to 40% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest its assets in securities denominated in any currency. Assets not invested in European convertible securities may be invested in common stock or other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Foreign Investment Risk • European Concentration Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Smaller Company Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

17	PIMCO Funds: Pacific Investment Management Series

PIMCO European Convertible Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	-0.98%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’03)	11.59%

	Lowest (1st Qtr. ’02)	-2.01%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (11/30/00)
Institutional Class Return Before Taxes	28.03%	11.25%
Institutional Class Return After Taxes on Distributions(1)	26.69%	9.71%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	18.25%	8.68%
UBS All European Convertible Index(2)	27.96%	11.07%
Lipper Convertible Securities Fund Average(3)	26.71%	4.42%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The UBS All European Convertible Index is an index of equity holdings equalized at the beginning of the period to reflect the respective cash values of the convertibles in the index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.50%	None	0.25%	0.75%
Administrative	0.50	0.25%	0.25	1.00
(1) Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances. (2) “Other Expenses” reflect an administrative fee of 0.25%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$ 77	$240	$417	$ 930
Administrative	102	318	552	1,225

Prospectus	18

PIMCO Floating Income Fund	Ticker Symbols: PFIIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Maximum current yield consistent with prudent investment management	Fund Focus Variable and floating-rate securities and their economic equivalents Average Portfolio Duration 0-1 year	Credit Quality Caa to Aaa; maximum 10% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of variable and floating-rate securities, securities with durations of less than or equal to one year, and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Fund may invest in each of the categories of securities listed under “Fixed Income Instruments” on page 4 of this prospectus. Variable and floating-rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities (“junk bonds”) rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or by S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limit, in securities of issuers that are economically tied to emerging market countries.

The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S.-dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Variable Dividend Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund had not commenced performance as of the date of this prospectus. Thus, no bar chart or annual returns table is included for the Fund.

19	PIMCO Funds: Pacific Investment Management Series

PIMCO Floating Income Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Institutional	0.30%	None	0.70%	1.00%	(0.45)%	0.55%
Administrative	0.30	0.25%	0.70	1.25	(0.45)	0.80

(1)    Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%, organizational expenses and pro rata Trustees fees.

(3)   PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 0.55% for the Institutional Class and 0.80% for the Administrative Class. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Institutional	$56	$176
Administrative	82	255

Prospectus	20

PIMCO Foreign Bond Fund (Unhedged)	Ticker Symbols: PFUIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity non-U.S. fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund. To the extent the Fund invests a significant portion of its assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund had not commenced performance as of the date of this prospectus. Thus, no bar chart or annual returns table is included for the Fund.

21	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (Unhedged) (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1) 2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses
Institutional	0.25%	None	0.52%	0.77%	(0.27)%	0.50%
Administrative	0.25	0.25%	0.52	1.02	(0.27)	0.75

(1)   Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%, organizational expenses and pro rata Trustees fees.

(3)   PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 0.50% for the Institutional Class and 0.75% for the Administrative Class. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3
Institutional	$51	$160
Administrative	77	240

Prospectus	22

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols: PFORX (Inst. Class) PFRAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies. The Fund will normally hedge at least 80% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund. To the extent the Fund invests a significant portion of its assets in a concentrated geographical area, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/28/97), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

23	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Institutional Class

	More Recent Return Information

	1/1/04 - 6/30/04	1.70%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	7.23%

	Lowest (1st Qtr. ’94)	-4.22%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.56%	6.27%	8.12%
Institutional Class Return After Taxes on Distributions(1)	1.97%	3.74%	4.78%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	2.61%	3.78%	4.81%
Administrative Class Return Before Taxes	3.30%	6.05%	7.88%
J.P. Morgan Non-U.S. Global Government Bond Index (Hedged)(2)	1.98%	5.41%	7.41%
Lipper International Income Fund Avg(3)	15.50%	5.84%	6.76%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The J.P. Morgan Non-U.S. Global Government Bond Index (Hedged) in an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.26%	0.51%
Administrative	0.25	0.25%	0.26	0.76

(1)   Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense are 0.50% for the Institutional Class and 0.75% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$52	$164	$285	$640
Administrative	78	243	422	942

Prospectus	24

PIMCO Global Bond Fund (Unhedged)	Ticker Symbols: PIGLX (Inst. Class) PADMX (Admin.Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus U.S. and non-U.S. intermediate maturity fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies or the U.S. dollar.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (7/31/96), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

25	PIMCO Funds: Pacific Investment Management Series

PIMCO Global Bond Fund (Unhedged) (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	-0.44%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’02)	11.53%

	Lowest (1st Qtr. ’97)	-4.40%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	16.59%	6.86%	7.55%
Institutional Class Return After Taxes on Distributions(1)	12.71%	4.37%	4.62%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	10.97%	4.29%	4.58%
Administrative Class Return Before Taxes	16.33%	6.60%	7.31%
J.P. Morgan Global Index (Unhedged)(2)	14.51%	5.67%	6.87%
Lipper Global Income Fund Avg(3)	13.76%	5.81%	6.29%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The J.P. Morgan Global Index (Unhedged) is an unmanaged index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Global Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.31%	0.56%
Administrative	0.25	0.25%	0.31	0.81

(1)   Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.30% and interest expense. Total Annual Fund Operating Expenses excluding interest expense are 0.55% for the Institutional Class and 0.80% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$57	$179	$313	$ 701
Administrative	83	259	450	1,002

Prospectus	26

PIMCO Global Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols: PGBIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital	Fund Focus U.S. and hedged non-U.S. intermediate maturity fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies or the U.S. dollar. The Fund will normally hedge at least 80% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception of Institutional Class shares (2/25/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table is based on the performance of the Fund’s Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class shares, including no sales charges (loads) or distribution and/or service (12b-1) fees and lower administrative fees. The Administrative Class of the Fund has not yet commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

27	PIMCO Funds: Pacific Investment Management Series

PIMCO Global Bond Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	1.42%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’96)	5.39%

	Lowest (2nd Qtr. ’99)	-1.72%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (10/2/95)(4)
Institutional Class Return Before Taxes	3.94%	6.63%	8.40%
Institutional Class Return After Taxes on Distributions(1)	2.49%	4.10%	5.10%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	2.81%	4.08%	5.11%
J.P. Morgan Global Index (Hedged)(2)	2.09%	5.55%	7.63%
Lipper Global Income Fund Avg(3)	13.76%	5.81%	6.63%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The J.P. Morgan Global Index (Hedged) is an unmanaged index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Global Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not take into account sales charges or taxes.
(4)	The Fund began operations on 10/2/95. Index comparisons began on 9/30/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.31%	0.56%
Administrative	0.25	0.25%	0.31	0.81

(1) Shares held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.30% and interest expense. Total Annual Fund Operating Expenses excluding interest expense are 0.55% for the Institutional Class and 0.80% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$57	$179	$313	$ 701
Administrative	83	259	450	1,002

Prospectus	28

PIMCO GNMA Fund	Ticker Symbols: PDMIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short to intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1-7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”). The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund achieved the performance track record shown during a period when it pursued its investment objective using different investment strategies.

29	PIMCO Funds: Pacific Investment Management Series

PIMCO GNMA Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	0.93%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘01)	4.65%

	Lowest (4th Qtr. ‘99)	-0.48%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (7/31/97)
Institutional Class Return Before Taxes	3.34%	7.72%	7.66%
Institutional Class Return After Taxes on Distributions(1)	2.03%	5.40%	5.22%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	2.16%	5.15%	5.01%
Lehman Brothers GNMA Index(2)	2.85%	6.50%	6.69%
Lipper GNMA Fund Average(3)	1.96%	5.61%	5.84%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Lehman Brothers GNMA Index is an unmanaged index of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper GNMA Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.27%	0.52%
Administrative	0.25	0.25%	0.25	0.75

(1)   Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.25% paid by each class and interest expense attributable to the Institutional Class. Total Annual Fund Operating Expenses excluding interest expense are 0.50% for the Institutional Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$53	$167	$291	$653
Administrative	77	240	417	930

Prospectus	30

PIMCO High Yield Fund	Ticker Symbols: PHIYX (Inst. Class) PHYAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Higher yielding fixed income securities Average Portfolio Duration 2-6 years	Credit Quality Caa to Aaa; minimum 80% below Baa subject to maximum 5% Caa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/16/95), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

31	PIMCO Funds: Pacific Investment Management Series

PIMCO High Yield Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	-0.22%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘02)	8.83%

	Lowest (2nd Qtr. ‘02)	-4.92%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	23.70%	5.68%	8.17%
Institutional Class Return After Taxes on Distributions(1)	20.48%	2.31%	4.50%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	15.24%	2.67%	4.64%
Administrative Class Return Before Taxes	23.39%	5.42%	7.91%
Merrill Lynch U.S. High Yield BB-B Rated Index(2)	22.95%	4.75%	6.88%
Lipper High Current Yield Fund Avg(3)	24.34%	3.56%	5.00%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.25%	0.50%
Administrative	0.25	0.25%	0.25	0.75
(1) Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances. (2) “Other Expenses” reflect an administrative fee of 0.25%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$51	$160	$280	$628
Administrative	77	240	417	930

Prospectus	32

PIMCO Investment Grade Corporate Bond Fund	Ticker Symbols: PIGIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/30/02), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

33	PIMCO Funds: Pacific Investment Management Series

PIMCO Investment Grade Corporate Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	-0.22%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ‘03)	5.86%

	Lowest (3rd Qtr. ‘03)	-0.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (4/28/00)(4)
Institutional Class Return Before Taxes	10.37%	11.52%
Institutional Class Return After Taxes on Distributions(1)	7.61%	7.74%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.69%	7.52%
Administrative Class Return Before Taxes	10.09%	11.25%
Lehman Brothers Credit Investment Grade Index(2)	7.70%	10.24%
Lipper Intermediate Investment Grade Debt Fund Average(3)	4.55%	7.96%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Lehman Brothers Credit Investment Grade Index is an unmanaged index comprised of investment grade corporate bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Intermediate Investment Grade Debt Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges or taxes.
(4)	The Fund began operations on 4/28/00. Index comparisons began on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.26%	0.51%
Administrative	0.25	0.25%	0.25	0.75

(1)   Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.25% paid by each class and interest expense attributable to the Institutional Class. Total Annual Fund Operating Expenses excluding interest expense are 0.50% for the Institutional Class. Interest expense is generally incurred as a result of investment management activities.

Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$52	$164	$285	$640
Administrative	77	240	417	930

Prospectus	34

PIMCO Long-Term U.S. Government Fund	Ticker Symbols: PGOVX (Inst. Class) PLGBX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Fund also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s or S&P, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or AA by S&P.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/23/97), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

35	PIMCO Funds: Pacific Investment Management Series

PIMCO Long-Term U.S. Government Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	-0.59%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’02)	11.30%

	Lowest (1st Qtr. ’96)	-6.26%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.71%	7.58%	8.71%
Institutional Class Return After Taxes on Distributions(1)	1.86%	4.88%	5.50%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	2.64%	4.86%	5.47%
Administrative Class Return Before Taxes	3.46%	7.31%	8.45%
Lehman Long-Term Treasury Index(2)	2.48%	6.49%	7.90%
Lipper General U.S. Government Fund Avg(3)	1.30%	5.16%	5.69%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper General U.S. Government Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.26%	0.51%
Administrative	0.25	0.25%	0.26	0.76

(1)   Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense are 0.50% for the Institutional Class and 0.75% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$52	$164	$285	$640
Administrative	78	243	422	942

Prospectus	36

PIMCO Low Duration Fund	Ticker Symbols: PTLDX (Inst. Class) PLDAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/3/95), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

37	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	0.51%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’95)	3.63%

	Lowest (1st Qtr. ’94)	-0.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	2.97%	5.83%	6.29%
Institutional Class Return After Taxes on Distributions(1)	1.82%	3.60%	3.80%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	1.93%	3.57%	3.79%
Administrative Class Return Before Taxes	2.71%	5.57%	6.03%
Merrill Lynch 1–3 Year Treasury Index(2)	1.90%	5.37%	5.68%
Lipper Short Investment Grade Debt Fund Average(3)	2.49%	4.95%	5.15%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.18%	0.43%
Administrative	0.25	0.25%	0.18	0.68

(1)   Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.18%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$44	$138	$241	$542
Administrative	69	218	379	847

Prospectus	38

PIMCO Low Duration Fund II	Ticker Symbols: PLDTX (Inst. Class) PDFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (2/2/98), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

39	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund II (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	0.39%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’95)	3.83%

	Lowest (1st Qtr. ’94)	-0.61%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	1.84%	5.50%	5.87%
Institutional Class Return After Taxes on Distributions(1)	0.59%	3.23%	3.44%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	1.20%	3.28%	3.48%
Administrative Class Return Before Taxes	1.59%	5.24%	5.61%
Merrill Lynch 1–3 Year Treasury Index(2)	1.90%	5.37%	5.68%
Lipper Short Investment Grade Debt Fund Average(3)	2.49%	4.95%	5.15%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.25%	0.50%
Administrative	0.25	0.25%	0.25	0.75

(1)   Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.25%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$51	$160	$280	$628
Administrative	77	240	417	930

Prospectus	40

PIMCO Low Duration Fund III	Ticker Symbols: PLDIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (3/19/99), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

41	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund III (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	0.41%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	3.94%

	Lowest (3rd Qtr. ’03)	-0.44%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (12/31/96)
Institutional Class Return Before Taxes	2.54%	5.75%	6.07%
Institutional Class Return After Taxes on Distributions(1)	1.35%	3.54%	3.74%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	1.67%	3.52%	3.72%
Administrative Class Return Before Taxes	2.27%	5.49%	5.81%
Merrill Lynch 1–3 Year Treasury Index(2)	1.90%	5.37%	5.79%
Lipper Short Investment Grade Debt Fund Average(3)	2.49%	4.95%	5.26%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.27%	0.52%
Administrative	0.25	0.25%	0.27	0.77

(1)   Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense are 0.50% for the Institutional Class and 0.75% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$53	$167	$291	$653
Administrative	79	246	428	954

Prospectus	42

PIMCO Moderate Duration Fund	Ticker Symbols: PMDRX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity fixed income securities Average Portfolio Duration 2-5 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a two- to five-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Fund • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

43	PIMCO Funds: Pacific Investment Management Series

PIMCO Moderate Duration Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	0.73%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	5.62%

	Lowest (2nd Qtr. ’99)	-0.64%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (12/31/96)
Institutional Class Return Before Taxes	5.44%	7.10%	7.37%
Institutional Class Return After Taxes on Distributions(1)	3.70%	4.60%	4.73%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.64%	4.51%	4.66%
Lehman Brothers Intermediate Government/Credit Bond Index(2)	4.31%	6.65%	7.08%
Lipper Short Intermediate Investment Grade Debt Fund Average(3)	3.31%	5.68%	6.00%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index of fixed income securities having maturities from 1 to 9.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.20%	0.45%
Administrative	0.25	0.25%	0.20	0.70
(1) Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances. (2) “Other Expenses” reflect an administrative fee of 0.20%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$46	$144	$252	$567
Administrative	72	224	390	871

Prospectus	44

PIMCO Money Market Fund	Ticker Symbols: PMIXX (Inst. Class) PMAXX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% rated Prime 1; ≤ 5% Prime 2 Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Foreign Investment Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/25/95), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. To obtain the Fund’s current yield, call 1-800-927-4648. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

45	PIMCO Funds: Pacific Investment Management Series

PIMCO Money Market Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	0.36%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	1.72%

	Lowest (3rd Qtr. ’03)	0.18%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Institutional Class	0.85%	3.46%	4.32%
Administrative Class	0.60%	3.20%	4.07%
Citigroup 3-Month Treasury Bill Index(1)	1.07%	3.49%	4.30%
Lipper Institutional Money Market Fund Average(2)	0.80%	3.46%	4.35%

(1)	The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.
(2)	The Lipper Institutional Money Market Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.12%	None	0.20%	0.32%
Administrative	0.12	0.25%	0.20	0.57

(1)   Effective October 1, 2004, the Fund’s advisory fee was reduced by 0.03%, to 0.12% per annum.

(2)   “Other Expenses” reflect an administrative fee of 0.20%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$33	$103	$180	$406
Administrative	58	183	318	714

Prospectus	46

PIMCO Municipal Bond Fund	Ticker Symbols: PFMIX (Inst. Class) PMNAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 3-10 years	Credit Quality Ba to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its net assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s or BB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund normally varies within a three- to ten-year time frame, based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (9/30/98), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

47	PIMCO Funds: Pacific Investment Management Series

PIMCO Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	-1.18%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’02)	4.06%

	Lowest (2nd Qtr. ’99)	-2.36%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 years	Fund Inception (12/31/97)
Institutional Class Return Before Taxes	5.35%	5.47%	5.57%
Institutional Class Return After Taxes on Distributions(1)	5.30%	5.36%	5.48%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	4.90%	5.28%	5.38%
Administrative Class Return Before Taxes	5.08%	5.21%	5.31%
Lehman Brothers General Municipal Bond Index(2)	5.31%	5.83%	5.94%
Lipper General Municipal Debt Fund Avg(3)	4.77%	4.51%	4.65%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Lehman Brothers General Municipal Bond Index is an unmanaged index of municipal bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper General Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.24%	0.49%
Administrative	0.25	0.25%	0.24	0.74

(1)   Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.24%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$50	$157	$274	$616
Administrative	76	237	411	918

Prospectus	48

PIMCO New York Municipal Bond Fund	Ticker Symbols: N/A (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3-12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to twelve-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from municipal bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • New York State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund had not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

49	PIMCO Funds: Pacific Investment Management Series

PIMCO New York Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	-0.93%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’02)	4.97%

	Lowest (4th Qtr. ’01)	-0.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (8/31/99)
Institutional Class Return Before Taxes	4.95%	7.88%
Institutional Class Return After Taxes on Distributions(1)	4.89%	7.36%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	4.45%	7.10%
Lehman Brothers New York Insured Municipal Bond Index(2)	5.58%	7.65%
Lipper New York Municipal Debt Fund Avg(3)	4.78%	6.19%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Lehman Brothers New York Insured Municipal Bond Index is an unmanaged index comprised of insured New York Municipal Bond issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper New York Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.22%	0.47%
Administrative	0.25	0.25%	0.22	0.72

(1)   Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.22%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$48	$151	$263	$591
Administrative	74	230	401	894

Prospectus	50

PIMCO Real Return Fund	Ticker Symbols: PRRIX (Inst. Class) PARRX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the real duration of the Lehman Global Real: U.S. TIPS Index, which as of June 30, 2004 was 8.7 years. For these purposes, in calculating the Fund’s average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (4/28/00), performance information shown in the table for that class is based on performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

51	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	2.13%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’02)	7.71%

	Lowest (4th Qtr. ’01)	-1.26%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (1/29/97)(4)
Institutional Class Return Before Taxes	8.50%	10.62%	8.98%
Institutional Class Return After Taxes on Distributions(1)	5.95%	7.74%	6.23%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.00%	7.36%	6.00%
Administrative Class Return Before Taxes	8.21%	10.32%	8.70%
Lehman Global Real: U.S TIPS Index(2)	8.40%	9.57%	7.84%
Lipper Treasury Inflation-Protected Securities Fund Average(3)	7.36%	8.96%	7.88%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. Performance information for the index prior to October 1997 is based on the performance information of the Lehman Inflation Notes Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Treasury Inflation-Protected Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in inflation-indexed bonds issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The average, created in 2004 by Lipper, reflects more closely than the Fund’s previous Lipper average the universe of securities in which the Fund invests. The current average does not take into account sales charges or taxes. Lipper no longer maintains or publishes returns for the Fund’s previous Lipper average, the Lipper Intermediate U.S. Treasury Fund Average, and therefore no returns are provided for this average.
(4)	The Fund began operations on 1/29/97. Index comparisons began on 1/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.20%	0.45%
Administrative	0.25	0.25%	0.20	0.70

(1)   Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.20%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$46	$144	$252	$567
Administrative	72	224	390	871

Prospectus	52

PIMCO Real Return Fund II	Ticker Symbols: PIRRX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Inflation-indexed fixed income securities with quality and non-U.S. denominated restrictions Average Portfolio Duration See description below	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the real duration of the Lehman Global Real: U.S. TIPS Index, which as of June 30, 2004 was 8.7 years. For these purposes, in calculating the Fund’s average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities. The Fund may not invest more than 2.5% of its total assets in the securities of a single issuer, except U.S. Government Securities.

The Fund may invest only in investment grade U.S. dollar-denominated securities that are rated at least Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest more than 1% of its total assets in the securities of a single issuer that is rated Baa by Moody’s or BBB by S&P, or if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of non-U.S. issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may not enter into contracts to purchase securities on a forward basis with respect to more than 50% of its total assets.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

53	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund II (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	1.97%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’03)	3.79%

	Lowest (3rd Qtr. ’03)	0.19%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (2/28/02)
Institutional Class Return Before Taxes	8.10%	12.61%
Institutional Class Return After Taxes on Distributions(1)	6.29%	9.94%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.24%	9.13%
Lehman Global Real: U.S TIPS Index(2)	8.40%	12.29%
Lipper Treasury Inflation-Protected Securities Fund Average(3)	7.36%	11.47%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Treasury Inflation-Protected Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in inflation-indexed bonds issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The average, created in 2004 by Lipper, reflects more closely than the Fund’s previous Lipper average the universe of securities in which the Fund invests. The current average does not take into account sales charges or taxes. Lipper no longer maintains or publishes returns for the Fund’s previous Lipper average, the Lipper Intermediate U.S. Treasury Fund Average, and therefore no returns are provided for this average.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.20%	0.45%
Administrative	0.25	0.25%	0.20	0.70

(1)   Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.20%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$46	$144	$252	$567
Administrative	72	224	390	871

Prospectus	54

PIMCO Short Duration Municipal Income Fund	Ticker Symbols: PSDIX (Inst. Class) PSDMX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital.	Fund Focus Short to intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 0-3 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Mortgage Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (10/22/02), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

55	PIMCO Funds: Pacific Investment Management Series

PIMCO Short Duration Municipal Income Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	-0.22%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’00)	2.01%

	Lowest (4th Qtr. ’02)	0.38%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	Fund Inception (8/31/99)
Institutional Class Return Before Taxes	2.54%	4.01%
Institutional Class Return After Taxes on Distributions(1)	2.52%	3.97%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	2.42%	3.90%
Administrative Class Return Before Taxes	2.28%	3.75%
Lehman Brothers 1-Year Municipal Bond Index(2)	1.71%	4.06%
Lipper Short Municipal Debt Fund Average(3)	2.06%	3.89%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index comprised of National Municipal Bond issues having maturities from 1 to 2 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Municipal Debt Fund Average is a total performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Classes	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)(3)	Total Annual Fund Operating Expenses
Institutional	0.20%	None	0.15%	0.35%
Administrative	0.20	0.25%	0.15	0.60

(1)   Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.15%.

(3)   Effective October 1, 2004, the Fund’s administrative fee was reduced by 0.04%, to 0.15% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Classes	Year 1	Year 3	Year 5	Year 10
Institutional	$36	$113	$197	$443
Administrative	61	192	335	750

Prospectus	56

PIMCO Short-Term Fund	Ticker Symbols: PTSHX (Inst. Class) PSFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments and short maturity fixed income securities Average Portfolio Duration 0-1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (2/1/96), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

57	PIMCO Funds: Pacific Investment Management Series

PIMCO Short-Term Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	0.68%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	2.60%

	Lowest (1st Qtr. ’94)	0.19%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	2.60%	4.71%	5.48%
Institutional Class Return After Taxes on Distributions(1)	1.87%	2.90%	3.32%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	1.69%	2.88%	3.31%
Administrative Class Return Before Taxes	2.34%	4.45%	5.22%
Citigroup 3-Month Treasury Bill Index(2)	1.07%	3.49%	4.30%
Lipper Ultra-Short Obligation Fund Average(3)	1.49%	4.18%	4.78%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Ultra-Short Obligation Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.20%	0.45%
Administrative	0.25	0.25%	0.20	0.70

(1)   Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.20%.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$46	$144	$252	$567
Administrative	72	224	390	871

Prospectus	58

PIMCO StocksPLUS Fund	Ticker Symbols: PSTKX (Inst. Class) PPLAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities Average Portfolio Duration 0-1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (1/7/97), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

59	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Fund (continued)

Calendar Year Total Returns — Institutional Class

More Recent Return Information

1/1/04 - 6/30/04	2.81%

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (4th Qtr. ’98)	21.45%

Lowest (3rd Qtr. ’02)	-16.70%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	29.63%	0.27%	11.89%
Institutional Class Return After Taxes on Distributions(1)	27.62%	-2.04%	7.53%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	19.22%	-0.95%	7.77%
Administrative Class Return Before Taxes	29.08%	-0.13%	11.50%
S&P 500 Index(2)	28.68%	-0.57%	11.07%
Lipper Large-Cap Core Fund Average(3)	25.57%	-1.66%	8.87%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Large-Cap Core Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a 3 year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the S&P 400 Mid-Cap Index. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.40%	None	0.25%	0.65%
Administrative	0.40	0.25%	0.25	0.90
(1) Shares that are held less than 30 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances. (2) “Other Expenses” reflect an administrative fee of 0.25%.

Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$66	$208	$362	$ 810
Administrative	92	287	498	1,108

Prospectus	60

PIMCO Total Return Mortgage Fund	Ticker Symbols: PTRIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1-7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls). The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. For periods prior to the inception date of Administrative Class shares (12/13/01), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual 12b-1/service fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

61	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Mortgage Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/04 - 6/30/04	0.78%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	4.66%

	Lowest (2nd Qtr. ’99)	-0.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/03)

	1 Year	5 Years	Fund Inception (7/31/97)
Institutional Class Return Before Taxes	4.20%	7.60%	7.83%
Institutional Class Return After Taxes on Distributions(1)	2.84%	5.00%	5.19%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	2.71%	4.86%	5.04%
Administrative Class Return Before Taxes	3.95%	7.33%	7.57%
Lehman Brothers Mortgage Index(2)	3.07%	6.55%	6.73%
Lipper U.S. Mortgage Fund Average(3)	2.50%	5.69%	5.87%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.
(2)	The Lehman Brothers Mortgage Index is an unmanaged index of mortgage-related fixed income securities. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges or taxes.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Redemption Fee(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.25%	None	0.30%	0.55%
Administrative	0.25	0.25%	0.30	0.80

(1)   Shares that are held less than 7 days are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

(2)   “Other Expenses” reflect an administrative fee of 0.25% and interest expense. Total Annual Fund Operating Expenses excluding interest expense are 0.50% for the Institutional Class and 0.75% for the Administrative Class. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$56	$176	$307	$689
Administrative	82	255	444	990

Prospectus	62

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Variable Dividend Risk

Because a significant portion of securities held by the Fund may have variable or floating interest rates, the amounts of the Fund’s monthly distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease.

63	PIMCO Funds: Pacific Investment Management Series

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage Risk

A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Prospectus	64

European Concentration Risk

When a Fund holds or obtains exposure to European securities or indices of securities, it may be affected significantly by economic, regulatory or political developments affecting European issuers. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Smaller Company Risk

The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

65	PIMCO Funds: Pacific Investment Management Series

California State-Specific Risk

A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, its does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2004, PIMCO had approximately $392 billion in assets under management.

Advisory Fees

Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2004, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees

Money Market Fund*	0.15%
Short Duration Municipal Income Fund	0.20%
California Intermediate Municipal Bond, California Municipal Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (Unhedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Municipal Bond, New York Municipal Bond, Real Return, Real Return II, Short-Term and Total Return Mortgage Funds	0.25%
Convertible and StocksPLUS Funds	0.40%
Diversified Income and Emerging Markets Bond Funds	0.45%
European Convertible Fund	0.50%

*    Effective October 1, 2004, the investment advisory fee for the Money Market Fund was reduced to an annual rate of 0.12%.

The Floating Income Fund and the Foreign Bond Fund (Unhedged) were not operational during the fiscal year ended March 31, 2004. The investment advisory fees for the Floating Income Fund and the Foreign Bond Fund (Unhedged) are at annual rates of 0.30% and 0.25%, respectively, based upon the average daily net assets of the Funds.

Prospectus	66

Administrative Fees

Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

For the fiscal year ended March 31, 2004, the Funds paid PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional and Administrative Class shares):

Fund	Administrative Fees

Low Duration Fund	0.18%
Short Duration Municipal Income Fund*	0.19%
Moderate Duration, Money Market, Real Return, Real Return II and Short-Term Funds	0.20%
California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds	0.22%
Municipal Bond Fund	0.24%
Convertible, European Convertible, Foreign Bond (U.S. Dollar-Hedged), GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration II, Low Duration III, StocksPLUS and Total Return Mortgage Funds	0.25%
Diversified Income, Global Bond (Unhedged) and Global Bond (U.S. Dollar-Hedged) Funds	0.30%
Emerging Markets Bond Fund	0.40%

*    Effective October 1, 2004, the administrative fee for the Short Duration Municipal Income Fund was reduced to an annual rate of 0.15%.

The Floating Income Fund and the Foreign Bond Fund (Unhedged) were not operational during the fiscal year ended March 31, 2004. The administrative fee for each of the Floating Income Fund and the Foreign Bond Fund (Unhedged) is at an annual rate of 0.25% based upon the average daily net assets of the Fund.

67	PIMCO Funds: Pacific Investment Management Series

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

California Intermediate Municipal Bond	Mark V. McCray	4/00	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a bond trader from 1992-1999 at Goldman Sachs & Co. where he was appointed Vice President in 1996 and named co-head of municipal bond trading in 1997 with responsibility for the firm’s proprietary account and supervised municipal bond traders.
California Municipal Bond		5/00*
Municipal Bond		4/00
New York Municipal Bond		4/00
Short Duration Municipal Income		4/00

Convertible	Mark T. Hudoff	8/03	Executive Vice President, PIMCO. He joined PIMCO as a Senior Credit Analyst in 1996, and has managed fixed income accounts for various institutional clients since that time.

Diversified Income Emerging Markets Bond Floating Income	Mohamed A. El-Erian	7/03* 8/99 7/04*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1999. Prior to joining PIMCO, he was a Managing Director from 1998-1999 for Salomon Smith Barney/Citibank, where he was head of emerging markets research.

European Convertible	Yuri P. Garbuzov	5/02	Senior Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1997, and has managed fixed income accounts for various institutional clients since that time.

Foreign Bond (Unhedged) Foreign Bond (U.S. Dollar-Hedged) Global Bond (Unhedged) Global Bond (U.S. Dollar-Hedged)	Sudi Mariappa	04/04* 11/00 11/00 11/00	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, Mr. Mariappa was a Managing Director with Merrill Lynch from 1999-2000. Prior to that, he was associated with Sumitomo Finance International as an Executive Director in 1998, and with Long-term Capital Management as a strategist from 1995-1998.

GNMA Total Return Mortgage	W. Scott Simon	10/01 4/00	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a Senior Managing Director and co-head of mortgage-backed security pass-through trading at Bear Stearns & Co.

High Yield	Raymond G. Kennedy	4/02	Managing Director, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO as a Credit Analyst in 1996.

Investment Grade Corporate Bond	Mark Kiesel	11/02	Executive Vice President, PIMCO. He is a Portfolio Manager and a senior member of PIMCO's investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Long-Term U.S. Government	James M. Keller	4/00	Managing Director, PIMCO. He joined PIMCO as a Credit Analyst in 1996, and has managed fixed income accounts for various institutional clients since that time.

Low Duration Low Duration II Low Duration III Moderate Duration StocksPLUS	William H. Gross	5/87* 10/91* 12/96* 1/98 1/98	Managing Director, Chief Investment Officer and a founding partner of PIMCO. He leads a team which manages the Moderate Duration and StocksPLUS Funds.

Money Market Short-Term	Paul A. McCulley	11/99 8/99	Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

Real Return Real Return II	John B. Brynjolfsson	1/97* 2/02*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.

*    Since inception of the Fund.

Distributor

The Trust’s Distributor is PA Distributors LLC (“PAD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with Allianz Dresdner Asset Management of America L.P. (“ADAM”), PIMCO’s parent company, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, ADAM,

Prospectus	68

PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that ADAM, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, PAD, ADAM, and certain of their affiliates, the Trust and certain of its series, PIMCO: Multi-Manager Series (the “MMS Funds”), and the Trustees of the Trust have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming ADAM, PIMCO, PAD, PEA, the Trust, the Funds, the MMS Funds, the Trustees and/or their affiliates.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against ADAM, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, ADAM and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

69	PIMCO Funds: Pacific Investment Management Series

Classes of Shares—

Institutional Class and Administrative Class Shares

The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this prospectus.

With the exception of the fees charged in connection with sales (redemptions) of Institutional Class or Administrative Class shares of the Funds within a certain number of days after acquisition, the Trust does not charge any sales charges (loads) or other fees in connection with purchases, redemptions or exchanges of Institutional Class or Administrative Class shares of the Funds offered in this prospectus. Administrative Class shares are subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•   Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

Each Plan allows the Funds to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

•   Arrangements with Service Agents.  Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Prospectus	70

Purchases, Redemptions and Exchanges

Purchasing Shares

Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

•   Investment Minimums.  The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of PIMCO and its affiliates.

The Trust or the Distributor may waive the minimum initial investment for other categories of investors at their discretion. PIMCO-sponsored funds of funds are exempt from the minimum investment requirement.

•   Timing of Purchase Orders and Share Price Calculations.  A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

•   Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th St, Kansas City, MO 64105. A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services – Midwest (“Transfer Agent”), 330 West 9th Street, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

71	PIMCO Funds: Pacific Investment Management Series

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

•   Additional Investments.  An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•    Verification of Identity.  To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.  Name;

2.  Date of birth (for individuals);

3.  Residential or business street address; and

4.  Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

•   Other Purchase Information.  Purchases of a Fund’s Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Prospectus	72

•   Abusive Trading Practices.  The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund(s) and its/their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

•   Retirement Plans.  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Redeeming Shares

•   Redemptions by Mail.  An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th St, Kansas City, MO 64105. The redemption request should state the Fund from which the shares are to be redeemed, the class of

73	PIMCO Funds: Pacific Investment Management Series

shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the authorized signatories appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•   Redemptions by Telephone or Other Wire Communication.  An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-816-421-2861, by sending an e-mail to pimcoteam@bfdsmidwest.com, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or by e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone, or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•   Timing of Redemption Requests and Share Price Calculations.  A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name, and must be executed or initiated by the appropriate signatories.

Prospectus	74

•   Other Redemption Information.  Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. Redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of shares held less than a certain number of days may be subject to a redemption fee. See “Redemption Fees” below.

Exchange Privilege

An investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund of the Trust that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a fund of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family composed primarily of equity portfolios managed by PIMCO Advisors and its subsidiaries. Shareholders interested in such an exchange may request a prospectus for these other Funds by contacting PIMCO Funds at the same address and telephone number as the Trust.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege.

Exchanges of shares held less than a certain number of days may be subject to a redemption fee. See “Redemption Fees” below.

75	PIMCO Funds: Pacific Investment Management Series

Redemption Fees

Shareholders of each Fund listed below will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges) within a certain number of days after their acquisition (by purchase or exchange). The following table indicates the applicable holding period for each Fund. Shares redeemed or exchanged before the expiration of the holding period will be subject to the Redemption Fee.

Fund	Holding Period(1)
Floating Income, GNMA, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Real Return, Real Return II, Short Duration Municipal Bond, Short-Term and Total Return Mortgage Funds	7 days

California Intermediate Municipal Bond, California Municipal Bond, Convertible, Diversified Income, Emerging Markets Bond, European Convertible, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (Unhedged), Global Bond (U.S. Dollar-Hedged), High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Municipal Bond, New York Municipal Bond and StocksPLUS Funds

30 days

(1)	With respect to any acquisition of shares, the holding period commences on the day of acquisition. A new holding period begins with each acquisition of shares through a purchase or exchange.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems. Redemption Fees are not sales loads or contingent deferred sales charges.

A new time period begins with each acquisition of shares through a purchase or exchange. For example, for Funds with a seven-day holding period, a series of transactions in which shares of Fund A are exchanged for shares of Fund B four days after the purchase of the Fund A shares, followed four days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales loads. Redemption and exchange of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents PIMCO’s estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities associated with an investor’s redemption of exchange.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain financial intermediaries (for example, through broker-dealer omnibus accounts or certain retirement plan accounts) that have not agreed to assess or collect the Redemption Fee from such shareholders, or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions

Prospectus	76

effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	redemptions and exchanges effected by other mutual funds that are sponsored by PIMCO or its affiliates; and
•	otherwise as the Trust may determine in its sole discretion.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise provided by law.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-927-4648. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Institutional and Administrative Class shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the Money Market Fund, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

77	PIMCO Funds: Pacific Investment Management Series

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Under certain circumstances, the per share NAV of the Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Administrative Class shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly
Fixed Income Funds	•
Convertible, European Convertible and StocksPLUS Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions.

With respect to the Funds whose policy it is to declare dividends daily, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s net asset value, but dividends will not begin to accrue until the following business day.

Prospectus	78

Tax Consequences

•   Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•   Taxes on Redemption or Exchanges of Shares.  Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•   Returns of Capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•   A Note on the Real Return and Real Return II Funds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

•   A Note on the Municipal Funds.  Dividends paid to shareholders of the Municipal Funds and derived from Municipal Bond interest are expected to be designated by the Funds as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes although the California Intermediate Municipal Bond Fund, the California Municipal Bond Fund, and the New York Municipal Bond Fund intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Municipal Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The interest on “private activity” bonds is a tax-preference item for purposes of the federal alternative minimum tax. As a result, for shareholders that are subject to the alternative minimum tax, income derived from “private activity” bonds will not be exempt from federal income tax. The Municipal Funds seek to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not

79	PIMCO Funds: Pacific Investment Management Series

subject to federal income tax. Further, the California Intermediate Municipal Bond, the California Municipal Bond, and the New York Municipal Bond Funds seek to produce income that is generally exempt from the relevant state’s income tax and will not provide any state tax benefit to individuals that are not subject to that state’s income tax.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of

Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Securities Selection

Most of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to

Prospectus	80

make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in mortgage- or other asset-backed securities. Except for the California Intermediate Municipal Bond, California Municipal Bond, Convertible, European Convertible, Money Market, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds, each Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund (except the Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

Each Fund (except the Money Market Fund) may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

81	PIMCO Funds: Pacific Investment Management Series

Loan Participations and Assignments

Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Diversified Income, Convertible and Emerging Markets Bond Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case either Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and (except the Money Market Fund) engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund (except the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the Money Market Fund) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Prospectus	82

Event-Linked Exposure

Each Fund (except the Money Market Fund) may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities

Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds) may invest in foreign (non-U.S.) securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self- sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign

83	PIMCO Funds: Pacific Investment Management Series

currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•   Emerging Market Securities.  Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Money Market, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds) may invest up to 10% of its total assets (5% in the case of the Low Duration, Low Duration III and Short-Term Funds) in securities of issuers based in countries with developing (or “emerging market”) economies. The Diversified Income, Emerging Markets Bond and Floating Income Funds may invest without limit in such securities.

A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Funds emphasize those countries with relatively low gross national product per capita and with the potential for rapid economic growth. The adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond and Short Duration Municipal

Prospectus	84

Income Funds) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•   Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

85	PIMCO Funds: Pacific Investment Management Series

Derivatives

Each Fund (except the Money Market Fund) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Fund (except the Money Market Fund) may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Prospectus	86

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except the Money Market and Municipal Bond Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies

Each Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund. The Funds may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

87	PIMCO Funds: Pacific Investment Management Series

Illiquid Securities

Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objectives of the Floating Income Fund, Foreign Bond Fund (Unhedged) and Global Bond Fund (U.S. Dollar-Hedged) may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated

Prospectus	88

securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

89	PIMCO Funds: Pacific Investment Management Series

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	90

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge by calling the Trust at the phone number on the back of this prospectus. Note: All footnotes to the financial highlights table appear at the end of the tables.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
California Intermediate Municipal Bond Fund
Institutional Class
03/31/2004	$10.22	$0.42	$0.00	$0.42	$(0.42)	$0.00
03/31/2003	10.16	0.45	0.11	0.56	(0.45)	(0.05)
03/31/2002	10.60	0.49	(0.06)	0.43	(0.47)	(0.40)
03/31/2001	10.05	0.48	0.56	1.04	(0.46)	(0.03)
08/31/1999 – 03/31/2000	10.00	0.25	0.06	0.31	(0.24)	(0.02)
Administrative Class
03/31/2004	10.22	0.39	0.00	0.39	(0.39)	0.00
03/31/2003	10.16	0.41	0.12	0.53	(0.42)	(0.05)
03/31/2002	10.60	0.48	(0.08)	0.40	(0.44)	(0.40)
03/31/2001	10.05	0.45	0.57	1.02	(0.44)	(0.03)
09/07/1999 – 03/31/2000	10.02	0.22	0.05	0.27	(0.22)	(0.02)
California Municipal Bond Fund
Institutional Class
03/31/2004	$10.36	$0.41	$0.11	$0.52	$(0.42)	$(0.04)
03/31/2003	10.02	0.46	0.35	0.81	(0.46)	(0.01)
03/31/2002	10.35	0.39	0.05	0.44	(0.38)	(0.39)
05/16/2000 – 03/31/2001	10.00	0.43	0.78	1.21	(0.43)	(0.43)
Administrative Class
03/31/2004	10.36	0.39	0.10	0.49	(0.39)	(0.04)
08/19/2002 – 03/31/2003	10.32	0.24	0.07	0.31	(0.26)	(0.01)
Convertible Fund
Institutional Class
03/31/2004	$9.40	$0.22	$2.98	$3.20	$(0.56)	$0.00
03/31/2003	10.42	0.28	(0.94)	(0.66)	(0.36)	0.00
03/31/2002	11.33	0.20	(0.46)	(0.26)	(0.65)	0.00
03/31/2001	15.77	0.01	(3.50)	(3.49)	(0.25)	(0.70)
03/31/2000	10.00	0.07	5.97	6.04	(0.18)	(0.09)
Administrative Class
03/31/2004	9.56	(0.02)	3.25	3.23	(0.55)	0.00
03/31/2003	10.64	0.27	(1.02)	(0.75)	(0.33)	0.00
03/31/2002	11.36	0.13	(0.41)	(0.28)	(0.44)	0.00
08/01/2000 – 03/31/2001	14.49	(0.03)	(2.19)	(2.22)	(0.21)	(0.70)
Diversified Income Fund
Institutional Class
07/31/2003 – 03/31/2004	$10.00	$0.33	$0.86	$1.19	$(0.34)	$(0.01)
Emerging Markets Bond Fund
Institutional Class
03/31/2004	$10.05	$0.53	$1.77	$2.30	$(0.54)	$(1.08)
03/31/2003	9.60	0.69	0.71	1.40	(0.70)	(0.25)
03/31/2002	8.40	0.76	1.72	2.48	(0.78)	(0.50)
03/31/2001	8.61	0.82	0.20	1.02	(0.83)	(0.40)
03/31/2000	7.51	0.86	1.11	1.97	(0.87)	0.00
Administrative Class
03/31/2004	10.05	0.55	1.72	2.27	(0.51)	(1.08)
03/31/2003	9.60	0.66	0.71	1.37	(0.67)	(0.25)
03/31/2002	8.40	0.75	1.71	2.46	(0.76)	(0.50)
03/31/2001	8.61	0.80	0.20	1.00	(0.81)	(0.40)
03/31/2000	7.51	0.83	1.12	1.95	(0.85)	0.00
European Convertible Fund
Institutional Class
03/31/2004	$10.24	$0.14	$2.49	$2.63	$(0.31)	$(0.06)
03/31/2003	9.51	0.10	0.84	0.94	(0.21)	0.00
03/31/2002	9.97	0.17	(0.05)	0.12	(0.23)	(0.35)
11/30/2000 – 03/31/2001	10.00	0.04	(0.03)	0.01	(0.04)	0.00

91	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.42)	$10.22	4.17%	$73,136	0.47%		4.11%		137%
0.00	(0.50)	10.22	5.55	89,240	0.47	(b)	4.33		101
0.00	(0.87)	10.16	4.15	83,656	0.50	(c)	4.68		94
0.00	(0.49)	10.60	10.60	87,531	0.50		4.62		257
0.00	(0.26)	10.05	3.16	8,415	0.49	+ (d)	4.22	+	357

0.00	(0.39)	10.22	3.91	2,117	0.72		3.88		137
0.00	(0.47)	10.22	5.27	3,578	0.72		3.95		101
0.00	(0.84)	10.16	3.90	1,612	0.75	(e)	4.51		94
0.00	(0.47)	10.60	10.36	1,717	0.74		4.28		257
0.00	(0.24)	10.05	2.73	10	0.75	+ (f)	3.95	+	357

$0.00	$(0.46)	$10.42	5.08%	$10,800	0.47%		4.01%		157%
0.00	(0.47)	10.36	8.15	9,290	0.49	(b)	4.44		221
0.00	(0.77)	10.02	4.20	9,670	0.49		3.78		164
0.00	(0.86)	10.35	12.49	11,941	0.49	+	4.76	+	338

0.00	(0.43)	10.42	4.84	11	0.72		3.79		157
0.00	(0.27)	10.36	2.98	10	0.72	+	3.68	+	221

$0.00	$(0.56)	$12.04	34.46%	$13,666	0.66	% (g)	2.00%		365%
0.00	(0.36)	9.40	(6.34)	11,469	0.67	(g)	2.92		187
0.00	(0.65)	10.42	(2.26)	14,794	0.73	(g)	1.76		307
0.00	(0.95)	11.33	(23.00)	65,980	0.67	(g)	0.08		225
0.00	(0.27)	15.77	60.66	168,224	0.65	(h)	0.50		247

0.00	(0.55)	12.24	34.10	944	0.91	(i)	(0.16)		365
0.00	(0.33)	9.56	(7.00)	8	0.92	(i)	2.71		187
0.00	(0.44)	10.64	(2.42)	8	1.01	(i)	1.27		307
0.00	(0.91)	11.36	(16.25)	322	0.90	+	(0.32	)+	225

$0.00	$(0.35)	$10.84	12.02%	$676,454	0.75	%+(j)	4.70	%+	33%

$0.00	$(1.62)	$10.73	23.86%	$779,572	0.85%		4.91%		461%
0.00	(0.95)	10.05	16.11	445,720	0.87	(k)	7.50		388
0.00	(1.28)	9.60	31.46	177,399	0.92	(k)	8.35		620
0.00	(1.23)	8.40	12.94	46,239	0.93	(k)	9.73		902
0.00	(0.87)	8.61	27.90	12,614	0.89	(k)	10.69		328

0.00	(1.59)	10.73	23.55	10,108	1.10		5.04		461
0.00	(0.92)	10.05	15.85	31,735	1.12	(l)	7.11		388
0.00	(1.26)	9.60	31.11	11,685	1.19	(l)	8.36		620
0.00	(1.21)	8.40	12.65	7,793	1.17	(l)	9.46		902
0.00	(0.85)	8.61	27.60	13,490	1.14	(l)	10.30		328

$0.00	$(0.37)	$12.50	25.85%	$106,198	0.75%		1.12%		55%
0.00	(0.21)	10.24	9.98	4,383	0.75		1.01		137
0.00	(0.58)	9.51	1.28	5,057	0.80	(m)	1.76		222
0.00	(0.04)	9.97	0.10	4,997	0.75	+ (n)	1.27	+	175

Prospectus	92

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Foreign Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2004	$10.70	$0.31	$0.05	$0.36	$(0.33)	$(0.21)
03/31/2003	10.39	0.40	0.57	0.97	(0.27)	(0.25)
03/31/2002	10.32	0.48	0.09	0.57	(0.48)	(0.02)
03/31/2001	10.03	0.58	0.51	1.09	(0.59)	(0.21)
03/31/2000	10.63	0.64	(0.45)	0.19	(0.64)	(0.15)
Administrative Class
03/31/2004	10.70	0.29	0.04	0.33	(0.30)	(0.21)
03/31/2003	10.39	0.37	0.59	0.96	(0.27)	(0.25)
03/31/2002	10.32	0.45	0.09	0.54	(0.45)	(0.02)
03/31/2001	10.03	0.55	0.51	1.06	(0.56)	(0.21)
03/31/2000	10.63	0.61	(0.45)	0.16	(0.61)	(0.15)
Global Bond Fund (Unhedged)
Institutional Class
03/31/2004	$10.11	$0.27	$1.18	$1.45	$(0.29)	$(0.79)
03/31/2003	8.33	0.41	1.79	2.20	(0.42)	0.00
03/31/2002	8.45	0.42	(0.12)	0.30	(0.41)	0.00
03/31/2001	9.01	0.48	(0.56)	(0.08)	(0.06)	0.00
03/31/2000	9.76	0.57	(0.75)	(0.18)	(0.52)	0.00
Administrative Class
03/31/2004	10.11	0.25	1.17	1.42	(0.26)	(0.79)
03/31/2003	8.33	0.38	1.80	2.18	(0.40)	0.00
03/31/2002	8.45	0.39	(0.11)	0.28	(0.39)	0.00
03/31/2001	9.01	0.46	(0.56)	(0.10)	(0.06)	0.00
03/31/2000	9.76	0.55	(0.75)	(0.20)	(0.50)	0.00
Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2004	$10.10	$0.28	$0.11	$0.39	$(0.29)	$(0.17)
03/31/2003	9.42	0.40	0.68	1.08	(0.40)	0.00
03/31/2002	9.61	0.43	0.12	0.55	(0.43)	(0.31)
03/31/2001	9.41	0.55	0.51	1.06	(0.56)	(0.30)
03/31/2000	9.89	0.56	(0.46)	0.10	(0.56)	(0.02)
Administrative Class
09/30/2003 – 03/31/2004	10.00	0.12	0.21	0.33	(0.13)	(0.17)
GNMA Fund
Institutional Class
03/31/2004	$11.05	$0.14	$0.32	$0.46	$(0.30)	$(0.12)
03/31/2003	10.67	0.24	0.67	0.91	(0.28)	(0.25)
03/31/2002	10.44	0.39	0.46	0.85	(0.50)	(0.12)
03/31/2001	9.89	0.63	0.60	1.23	(0.63)	(0.05)
03/31/2000	10.01	0.62	(0.12)	0.50	(0.62)	0.00
High Yield Fund
Institutional Class
03/31/2004	$8.90	$0.69	$0.79	$1.48	$(0.69)	$0.00
03/31/2003	9.19	0.74	(0.29)	0.45	(0.74)	0.00
03/31/2002	9.88	0.78	(0.68)	0.10	(0.79)	0.00
03/31/2001	10.22	0.90	(0.33)	0.57	(0.91)	0.00
03/31/2000	11.23	0.94	(1.01)	(0.07)	(0.94)	0.00
Administrative Class
03/31/2004	8.90	0.67	0.79	1.46	(0.67)	0.00
03/31/2003	9.19	0.72	(0.29)	0.43	(0.72)	0.00
03/31/2002	9.88	0.76	(0.68)	0.08	(0.77)	0.00
03/31/2001	10.22	0.88	(0.33)	0.55	(0.89)	0.00
03/31/2000	11.23	0.91	(1.01)	(0.10)	(0.91)	0.00
Investment Grade Corporate Bond Fund
Institutional Class
03/31/2004	$10.49	$0.49	$0.61	$1.10	$(0.49)	$(0.24)
03/31/2003	10.10	0.41	0.93	1.34	(0.59)	(0.36)
03/31/2002	10.68	0.74	(0.09)	0.65	(0.74)	(0.49)
04/28/2000 – 03/31/2001	10.00	0.72	0.72	1.44	(0.72)	(0.04)
Administrative Class
03/31/2004	10.49	0.43	0.64	1.07	(0.46)	(0.24)
09/30/2002 – 03/31/2003	10.33	0.29	0.52	0.81	(0.29)	(0.36)

93	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.54)	$10.52	3.46%	$949,420	0.51	%(o)	2.97%	711%
(0.14)	(0.66)	10.70	9.58	800,237	0.50		3.77	589
0.00	(0.50)	10.39	5.68	511,247	0.51	(o)	4.61	434
0.00	(0.80)	10.32	11.34	482,480	0.54	(o)	5.78	417
0.00	(0.79)	10.03	1.96	421,831	0.69	(o)	6.20	330

0.00	(0.51)	10.52	3.21	44,548	0.76	(m)	2.71	711
(0.13)	(0.65)	10.70	9.49	31,805	0.75		3.53	589
0.00	(0.47)	10.39	5.42	21,565	0.76	(m)	4.32	434
0.00	(0.77)	10.32	11.06	17,056	0.78	(m)	5.36	417
0.00	(0.76)	10.03	1.70	4,824	0.97	(m)	6.01	330

$0.00	$(1.08)	$10.48	14.84%	$874,145	0.56	%(p)	2.60%	649%
0.00	(0.42)	10.11	26.89	497,829	0.56	(p)	4.38	483
(0.01)	(0.42)	8.33	3.52	300,625	0.56	(p)	4.87	355
(0.42)	(0.48)	8.45	(0.83)	307,686	0.57	(p)	5.58	416
(0.05)	(0.57)	9.01	(1.81)	271,538	0.71	(p)	6.12	301

0.00	(1.05)	10.48	14.57	41,821	0.81	(q)	2.38	649
0.00	(0.40)	10.11	26.59	37.875	0.81	(q)	4.01	483
(0.01)	(0.40)	8.33	3.26	5,946	0.80		4.58	355
(0.40)	(0.46)	8.45	(1.07)	2,142	0.81	(q)	5.33	416
(0.05)	(0.55)	9.01	(2.05)	2,238	0.92	(q)	5.91	301

$0.00	$(0.46)	$10.03	3.98%	$115,430	0.56	%(p)	2.74%	577%
0.00	(0.40)	10.10	11.70	114,956	0.57	(p)	4.05	413
0.00	(0.74)	9.42	5.84	66,036	0.56	(p)	4.49	373
0.00	(0.86)	9.61	11.87	62,895	0.58	(p)	5.86	422
0.00	(0.58)	9.41	1.11	84,926	0.61	(p)	5.92	290

0.00	(0.30)	10.03	2.41	10	0.81	+ (q)	2.51 +	577

$0.00	$(0.42)	$11.09	4.17%	$206,674	0.52	%(o)	1.23%	1,409%
0.00	(0.53)	11.05	8.68	94,432	0.50		2.18	763
0.00	(0.62)	10.67	8.36	35,144	0.54	(o)	3.61	1,292
0.00	(0.68)	10.44	12.96	9,963	0.50		6.29	808
0.00	(0.62)	9.89	5.16	4,308	1.60	(r)	6.23	952

$0.00	$(0.69)	$9.69	17.09%	$3,084,338	0.50%		7.28%	105%
0.00	(0.74)	8.90	5.58	2,730,996	0.50		8.60	129
0.00	(0.79)	9.19	1.07	1,869,413	0.50		8.29	96
0.00	(0.91)	9.88	5.85	1,182,954	0.50		8.91	53
0.00	(0.94)	10.22	(0.74)	1,960,171	0.50		8.64	39

0.00	(0.67)	9.69	16.80	668,731	0.75		7.01	105
0.00	(0.72)	8.90	5.33	439,519	0.75		8.35	129
0.00	(0.77)	9.19	0.83	640,550	0.75		8.05	96
0.00	(0.89)	9.88	5.59	462,899	0.75		8.79	53
0.00	(0.91)	10.22	(0.99)	354,296	0.75		8.40	39

$0.00	$(0.73)	$10.86	10.86%	$30,268	0.51	%(o)	4.55%	141%
0.00	(0.95)	10.49	13.87	23,079	0.51	(o)	3.94	681
0.00	(1.23)	10.10	6.34	6,092	0.50		7.01	512
0.00	(0.76)	10.68	15.00	5,751	0.50	+	7.54 +	253

0.00	(0.70)	10.86	10.58	807	0.75		4.02	141
0.00	(0.65)	10.49	8.09	11	0.76	+ (m)	5.62 +	681

Prospectus	94

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Long-Term U.S. Government Fund
Institutional Class
03/31/2004	$11.12	$0.40	$0.46	$0.86	$(0.41)	$(0.22)
03/31/2003	9.96	0.47	1.64	2.11	(0.48)	(0.47)
03/31/2002	10.65	0.67	(0.39)	0.28	(0.67)	(0.30)
03/31/2001	9.79	0.62	0.85	1.47	(0.61)	0.00
03/31/2000	10.30	0.61	(0.50)	0.11	(0.62)	0.00
Administrative Class
03/31/2004	11.12	0.37	0.47	0.84	(0.39)	(0.22)
03/31/2003	9.96	0.44	1.64	2.08	(0.45)	(0.47)
03/31/2002	10.65	0.64	(0.39)	0.25	(0.64)	(0.30)
03/31/2001	9.79	0.40	1.05	1.45	(0.59)	0.00
03/31/2000	10.30	0.57	(0.49)	0.08	(0.59)	0.00
Low Duration Fund
Institutional Class
03/31/2004	$10.33	$0.21	$0.07	$0.28	$(0.25)	$(0.05)
03/31/2003	10.06	0.35	0.45	0.80	(0.39)	(0.14)
03/31/2002	10.03	0.54	0.04	0.58	(0.54)	(0.01)
03/31/2001	9.81	0.68	0.21	0.89	(0.67)	0.00
03/31/2000	10.10	0.64	(0.29)	0.35	(0.64)	0.00
Administrative Class
03/31/2004	10.33	0.18	0.08	0.26	(0.23)	(0.05)
03/31/2003	10.06	0.33	0.44	0.77	(0.36)	(0.14)
03/31/2002	10.03	0.50	0.05	0.55	(0.51)	(0.01)
03/31/2001	9.81	0.62	0.25	0.87	(0.65)	0.00
03/31/2000	10.10	0.61	(0.29)	0.32	(0.61)	0.00
Low Duration Fund II
Institutional Class
03/31/2004	$10.02	$0.20	$(0.03)	$0.17	$(0.25)	$(0.05)
03/31/2003	9.77	0.33	0.40	0.73	(0.37)	(0.11)
03/31/2002	9.98	0.52	0.05	0.57	(0.51)	(0.27)
03/31/2001	9.69	0.62	0.29	0.91	(0.62)	0.00
03/31/2000	9.95	0.58	(0.27)	0.31	(0.57)	0.00
Administrative Class
03/31/2004	10.02	0.20	(0.05)	0.15	(0.23)	(0.05)
03/31/2003	9.77	0.31	0.39	0.70	(0.34)	(0.11)
03/31/2002	9.98	0.42	0.12	0.54	(0.48)	(0.27)
03/31/2001	9.69	0.59	0.30	0.89	(0.60)	0.00
03/31/2000	9.95	0.52	(0.23)	0.29	(0.55)	0.00
Low Duration Fund III
Institutional Class
03/31/2004	$10.24	$0.19	$0.01	$0.20	$(0.23)	$(0.06)
03/31/2003	9.99	0.39	0.47	0.86	(0.42)	(0.19)
03/31/2002	9.87	0.45	0.16	0.61	(0.46)	(0.03)
03/31/2001	9.66	0.64	0.21	0.85	(0.64)	0.00
03/31/2000	9.98	0.61	(0.32)	0.29	(0.61)	0.00
Administrative Class
03/31/2004	10.24	0.17	0.00	0.17	(0.20)	(0.06)
03/31/2003	9.99	0.37	0.47	0.84	(0.40)	(0.19)
03/31/2002	9.87	0.43	0.16	0.59	(0.44)	(0.03)
03/31/2001	9.66	0.63	0.20	0.83	(0.62)	0.00
03/31/2000	9.98	0.57	(0.31)	0.26	(0.58)	0.00
Moderate Duration Fund
Institutional Class
03/31/2004	$10.46	$0.26	$0.32	$0.58	$(0.31)	$(0.17)
03/31/2003	10.03	0.43	0.72	1.15	(0.44)	(0.28)
03/31/2002	10.00	0.46	0.23	0.69	(0.47)	(0.19)
03/31/2001	9.52	0.64	0.47	1.11	(0.63)	0.00
03/31/2000	9.94	0.60	(0.42)	0.18	(0.60)	0.00

95	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.63)	$11.35	8.12%	$296,982	0.51	%(o)	3.61%	588%
0.00	(0.95)	11.12	21.74	380,638	0.50		4.33	427
0.00	(0.97)	9.96	2.51	65,291	0.52	(o)	6.36	682
0.00	(0.61)	10.65	15.52	234,088	0.56	(o)	6.13	1,046
0.00	(0.62)	9.79	1.26	217,410	0.57	(o)	6.29	320

0.00	(0.61)	11.35	7.85	154,879	0.76	(m)	3.36	588
0.00	(0.92)	11.12	21.44	170,280	0.75		3.96	427
0.00	(0.94)	9.96	2.25	246,304	0.77	(m)	6.02	682
0.00	(0.59)	10.65	15.24	77,435	0.80	(m)	3.91	1,046
0.00	(0.59)	9.79	1.01	39,808	0.82	(m)	5.82	320

$0.00	$(0.30)	$10.31	2.74%	$9,779,729	0.43%		2.01%	247%
0.00	(0.53)	10.33	8.07	7,371,811	0.43		3.43	218
0.00	(0.55)	10.06	5.91	4,230,041	0.43		5.30	569
0.00	(0.67)	10.03	9.44	3,950,592	0.49	(t)	6.86	348
0.00	(0.64)	9.81	3.56	3,440,455	0.51	(t)	6.40	82

0.00	(0.28)	10.31	2.49	465,152	0.68		1.76	247
0.00	(0.50)	10.33	7.81	396,817	0.68		3.20	218
0.00	(0.52)	10.06	5.65	261,061	0.68		4.93	569
0.00	(0.65)	10.03	9.17	151,774	0.74	(u)	6.31	348
0.00	(0.61)	9.81	3.30	118,874	0.75	(u)	6.13	82

$0.00	$(0.30)	$9.89	1.80%	$701,628	0.50%		2.06%	234%
0.00	(0.48)	10.02	7.53	476,083	0.50		3.34	293
0.00	(0.78)	9.77	5.75	360,070	0.50		5.22	582
0.00	(0.62)	9.98	9.74	636,542	0.50		6.37	382
0.00	(0.57)	9.69	3.28	467,997	0.57	(o)	5.88	117

0.00	(0.28)	9.89	1.56	1,313	0.75		2.00	234
0.00	(0.45)	10.02	7.26	1,536	0.75		3.09	293
0.00	(0.75)	9.77	5.48	626	0.75		4.19	582
0.00	(0.60)	9.98	9.50	82	0.75		6.06	382
0.00	(0.55)	9.69	3.01	71	1.17	(m)	5.30	117

$0.00	$(0.29)	$10.15	2.02%	$87,641	0.52	%(o)	1.86%	216%
0.00	(0.61)	10.24	8.83	65,441	0.50		3.87	230
0.00	(0.49)	9.99	6.33	57,195	0.51	(o)	4.54	598
0.00	(0.64)	9.87	9.06	42,924	0.50		6.53	419
0.00	(0.61)	9.66	2.98	32,349	0.55	(o)	6.20	87

0.00	(0.26)	10.15	1.75	14	0.77	(m)	1.71	216
0.00	(0.59)	10.24	8.57	17	0.75		3.68	230
0.00	(0.47)	9.99	6.06	16	0.76	(m)	4.33	598
0.00	(0.62)	9.87	8.82	11	0.75		6.49	419
0.00	(0.58)	9.66	2.71	10	0.82	(m)	5.79	87

$0.00	$(0.48)	$10.56	5.74%	$1,583,593	0.45%		2.48%	183%
0.00	(0.72)	10.46	11.75	1,085,141	0.45		4.15	458
0.00	(0.66)	10.03	7.09	767,037	0.45		4.57	490
0.00	(0.63)	10.00	12.09	576,911	0.45		6.54	377
0.00	(0.60)	9.52	1.86	387,126	0.47	(v)	6.16	129

Prospectus	96

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Money Market Fund
Institutional Class
03/31/2004	$1.00	$0.01	$0.00	$0.01	$(0.01)	$0.00
03/31/2003	1.00	0.01	0.00	0.01	(0.01)	0.00
03/31/2002	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2001	1.00	0.06	0.00	0.06	(0.06)	0.00
03/31/2000	1.00	0.05	0.00	0.05	(0.05)	0.00
Administrative Class
03/31/2004	1.00	0.01	0.00	0.01	(0.01)	0.00
03/31/2003	1.00	0.01	0.00	0.01	(0.01)	0.00
03/31/2002	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2001	1.00	0.06	0.00	0.06	(0.06)	0.00
03/31/2000	1.00	0.05	0.00	0.05	(0.05)	0.00
Municipal Bond Fund
Institutional Class
03/31/2004	$10.18	$0.42	$0.14	$0.56	$(0.42)	$0.00
03/31/2003	10.03	0.46	0.18	0.64	(0.46)	(0.03)
03/31/2002	10.02	0.50	0.12	0.62	(0.50)	(0.11)
03/31/2001	9.47	0.48	0.54	1.02	(0.47)	0.00
03/31/2000	10.12	0.46	(0.65)	(0.19)	(0.46)	0.00
Administrative Class
03/31/2004	10.18	0.39	0.14	0.53	(0.39)	0.00
03/31/2003	10.03	0.43	0.19	0.62	(0.44)	(0.03)
03/31/2002	10.02	0.45	0.15	0.60	(0.48)	(0.11)
03/31/2001	9.47	0.45	0.55	1.00	(0.45)	0.00
03/31/2000	10.12	0.44	(0.65)	(0.21)	(0.44)	0.00
New York Municipal Bond Fund
Institutional Class
03/31/2004	$10.68	$0.37	$0.21	$0.58	$(0.37)	$(0.02)
03/31/2003	10.35	0.44	0.45	0.89	(0.44)	(0.12)
03/31/2002	10.64	0.49	0.17	0.66	(0.49)	(0.46)
03/31/2001	9.94	0.45	0.79	1.24	(0.45)	(0.09)
08/31/1999 – 03/31/2000	10.00	0.23	(0.04)	0.19	(0.23)	(0.02)
Real Return Fund
Institutional Class
03/31/2004	$11.42	$0.37	$0.91	$1.28	$(0.40)	$(0.51)
03/31/2003	10.29	0.51	1.30	1.81	(0.53)	(0.15)
03/31/2002	10.40	0.42	0.06	0.48	(0.49)	(0.10)
03/31/2001	9.92	0.76	0.60	1.36	(0.80)	(0.08)
03/31/2000	9.83	0.68	0.11	0.79	(0.68)	(0.02)
Administrative Class
03/31/2004	11.42	0.31	0.94	1.25	(0.37)	(0.51)
03/31/2003	10.29	0.50	1.28	1.78	(0.50)	(0.15)
03/31/2002	10.40	0.32	0.13	0.45	(0.46)	(0.10)
04/28/2000 – 03/31/2001	9.95	0.62	0.58	1.20	(0.67)	(0.08)
Real Return Fund II
Institutional Class
03/31/2004	$10.91	$0.30	$0.86	$1.16	$(0.34)	$(0.18)
03/31/2003	9.93	0.48	1.27	1.75	(0.49)	(0.28)
02/28/2002 – 03/31/2002	10.00	0.05	(0.07)	(0.02)	(0.05)	0.00
Short Duration Municipal Income Fund
Institutional Class
03/31/2004	$10.16	$0.22	$0.01	$0.23	$(0.22)	$0.00
03/31/2003	10.17	0.27	(0.02)	0.25	(0.26)	0.00
03/31/2002	10.16	0.38	0.05	0.43	(0.38)	(0.04)
03/31/2001	9.99	0.45	0.16	0.61	(0.44)	0.00
08/31/1999 – 03/31/2000	10.00	0.23	(0.01)	0.22	(0.23)	0.00
Administrative Class
03/31/2004	10.16	0.18	0.02	0.20	(0.19)	0.00
10/22/2002 – 03/31/2003	10.12	0.11	0.04	0.15	(0.11)	0.00
Short-Term Fund
Institutional Class
03/31/2004	$10.04	$0.15	$0.06	$0.21	$(0.17)	$(0.01)
03/31/2003	10.00	0.28	0.07	0.35	(0.29)	(0.02)
03/31/2002	10.03	0.39	0.02	0.41	(0.42)	(0.02)
03/31/2001	9.95	0.64	0.10	0.74	(0.64)	(0.02)
03/31/2000	10.03	0.59	(0.08)	0.51	(0.59)	0.00
Administrative Class
03/31/2004	10.04	0.12	0.07	0.19	(0.15)	(0.01)
03/31/2003	10.00	0.25	0.08	0.33	(0.27)	(0.02)
03/31/2002	10.03	0.29	0.09	0.38	(0.39)	(0.02)
03/31/2001	9.95	0.60	0.12	0.72	(0.62)	(0.02)
03/31/2000	10.03	0.57	(0.09)	0.48	(0.56)	0.00

97	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.01)	$1.00	0.78%	$162,169	0.35%		0.76%	N/A
0.00	(0.01)	1.00	1.34	133,701	0.35		1.28	N/A
0.00	(0.03)	1.00	2.91	104,369	0.35		2.87	N/A
0.00	(0.06)	1.00	6.20	135,990	0.35		6.02	N/A
0.00	(0.05)	1.00	5.21	305,016	0.35		5.04	N/A

0.00	(0.01)	1.00	0.53	7,035	0.60		0.53	N/A
0.00	(0.01)	1.00	1.08	17,522	0.60		1.14	N/A
0.00	(0.03)	1.00	2.65	13,360	0.60		2.33	N/A
0.00	(0.06)	1.00	5.94	7,165	0.60		5.75	N/A
0.00	(0.05)	1.00	4.96	9,791	0.60		4.79	N/A

$0.00	$(0.42)	$10.32	5.57%	$126,522	0.49%		4.06%	115%
0.00	(0.49)	10.18	6.48	100,773	0.49		4.47	108
0.00	(0.61)	10.03	6.32	51,622	0.50		4.95	231
0.00	(0.47)	10.02	11.13	23,478	0.50		4.89	306
0.00	(0.46)	9.47	(1.81)	5,684	0.50		4.80	145

0.00	(0.39)	10.32	5.31	24,245	0.74		3.81	115
0.00	(0.47)	10.18	6.22	69,661	0.74		4.22	108
0.00	(0.59)	10.03	6.07	41,816	0.74		4.41	231
0.00	(0.45)	10.02	10.86	4,811	0.75	(e)	4.66	306
0.00	(0.44)	9.47	(2.07)	3,141	0.75	(e)	4.58	145

$0.00	$(0.39)	$10.87	5.49%	$2,068	0.47%		3.40%	147%
0.00	(0.56)	10.68	8.79	3,108	0.48	(b)	4.10	227
0.00	(0.95)	10.35	6.46	2,882	0.49		4.57	204
0.00	(0.54)	10.64	12.77	3,753	0.50	(c)	4.41	973
0.00	(0.25)	9.94	1.93	3,058	0.49	+ (w)	4.00 +	270

$0.00	$(0.91)	$11.79	11.74%	$3,416,647	0.45%		3.25%	308%
0.00	(0.68)	11.42	17.99	2,046,640	0.47	(v)	4.61	191
0.00	(0.59)	10.29	4.68	1,250,056	0.47	(x)	4.08	237
0.00	(0.88)	10.40	14.44	557,849	0.54	(o)	7.57	202
0.00	(0.70)	9.92	8.37	207,826	0.53	(o)	6.91	253

0.00	(0.88)	11.79	11.47	870,562	0.70		2.73	308
0.00	(0.65)	11.42	17.67	319,993	0.72	(y)	4.49	191
0.00	(0.56)	10.29	4.39	298,192	0.71	(x)	3.07	237
0.00	(0.75)	10.40	12.70	51,359	0.80	+ (m)	6.61 +	202

$0.00	$(0.52)	$11.55	10.94%	$62,946	0.45%		2.74%	167%
0.00	(0.77)	10.91	18.14	19,410	0.46	(v)	4.50	170
0.00	(0.05)	9.93	(0.22)	15,969	0.45	+	5.48 +	0

$0.00	$(0.22)	$10.17	2.25%	$110,601	0.39%		2.13%	226%
0.00	(0.26)	10.16	2.52	75,543	0.39		2.64	152
0.00	(0.42)	10.17	4.30	30,906	0.39		3.75	107
0.00	(0.44)	10.16	6.22	13,645	0.40	(z)	4.48	208
0.00	(0.23)	9.99	2.19	10,725	0.39	+ (aa)	3.92 +	171

0.00	(0.19)	10.17	1.98	2.49	0.64		1.80	226
0.00	(0.11)	10.16	1.48	715	0.64	+	2.42 +	152

$0.00	$(0.18)	$10.07	2.10%	$2,460,266	0.45%		1.49%	268%
0.00	(0.31)	10.04	3.60	1,720,546	0.45		2.76	77
0.00	(0.44)	10.00	4.11	1,053,121	0.57	(v)	3.88	131
0.00	(0.66)	10.03	7.65	524,693	1.01	(v)	6.42	121
0.00	(0.59)	9.95	5.19	589,203	0.64	(v)	5.88	38

0.00	(0.16)	10.07	1.84	333,485	0.70		1.24	268
0.00	(0.29)	10.04	3.34	258,495	0.70		2.53	77
0.00	(0.41)	10.00	3.85	290,124	0.74	(y)	2.88	131
0.00	(0.64)	10.03	7.40	4,610	1.25	(y)	6.01	121
0.00	(0.56)	9.95	4.91	15,137	0.89	(y)	5.67	38

Prospectus	98

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
StocksPLUS Fund
Institutional Class
03/31/2004	$7.72	$1.41	$1.27	$2.68	$(0.73)	$0.00
03/31/2003	10.11	(0.77)	(1.49)	(2.26)	(0.13)	0.00
03/31/2002	10.20	0.37	(0.21)	0.16	(0.25)	0.00
03/31/2001	14.15	0.06	(2.84)	(2.78)	(0.26)	(0.91)
03/31/2000	14.32	1.08	1.33	2.41	(1.10)	(1.48)
Administrative Class
03/31/2004	7.57	1.17	1.43	2.60	(0.71)	0.00
03/31/2003	9.94	(0.75)	(1.50)	(2.25)	(0.12)	0.00
03/31/2002	10.08	0.30	(0.20)	0.10	(0.24)	0.00
03/31/2001	14.03	(0.07)	(2.72)	(2.79)	(0.25)	(0.91)
03/31/2000	14.25	1.10	1.23	2.33	(1.07)	(1.48)
Total Return Mortgage Fund
Institutional Class
03/31/2004	$10.75	$0.20	$0.31	$0.51	$(0.31)	$(0.12)
03/31/2003	10.35	0.26	0.71	0.97	(0.30)	(0.27)
03/31/2002	10.42	0.47	0.33	0.80	(0.47)	(0.40)
03/31/2001	9.97	0.63	0.63	1.26	(0.63)	(0.18)
03/31/2000	10.19	0.59	(0.21)	0.38	(0.59)	(0.01)
Administrative Class
03/31/2004	10.75	0.18	0.31	0.49	(0.29)	(0.12)
03/31/2003	10.35	0.24	0.70	0.94	(0.27)	(0.27)
12/13/2001 – 03/31/2002	10.31	0.10	0.04	0.14	(0.10)	0.00

+	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.47%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.49%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.
(e)	Ratio of expenses to average net assets excluding interest expense is 0.74%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.01%.
(g)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.69%.
(i)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.76%.
(k)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(l)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(m)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.78%.
(o)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(p)	Ratio of expenses to average net assets excluding interest expense is 0.55%.
(q)	Ratio of expenses to average net assets excluding interest expense is 0.80%.
(r)	Ratio of expenses to average net assets excluding interest expense is 0.51%.
(s)	Ratio of expenses to average net assets excluding interest expense is 0.76%.
(t)	Ratio of expenses to average net assets excluding interest expense is 0.43%.
(u)	Ratio of expenses to average net assets excluding interest expense is 0.68%.
(v)	Ratio of expenses to average net assets excluding interest expense is 0.45%.
(w)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.30%.
(x)	Effective October 1, 2001, the administrative expense was reduced to 0.20%.
(y)	Ratio of expenses to average net assets excluding interest expense is 0.70%.
(z)	Ratio of expenses to average net assets excluding interest expense is 0.39%.
(aa)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.62%.

99	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.73)	$9.67	35.04%	$737,385	0.65%		15.07%	287%
0.00	(0.13)	7.72	(22.42)	329,912	0.65		(9.28)	282
0.00	(0.25)	10.11	1.53	410,288	0.66	(g)	3.65	455
0.00	(1.17)	10.20	(20.93)	420,050	0.65		0.48	270
0.00	(2.58)	14.15	17.82	620,144	0.65		7.42	92

0.00	(0.71)	9.46	34.68	488,076	0.90		12.76	287
0.00	(0.12)	7.57	(22.66)	124,597	0.90		(9.28)	282
0.00	(0.24)	9.94	0.92	80,683	0.90		2.98	455
0.00	(1.16)	10.08	(21.21)	35,474	0.90		(0.55)	270
0.00	(2.55)	14.03	17.31	28,403	0.90		7.61	92

$0.00	$(0.43)	$10.83	4.89%	$59,811	0.55	%(o)	1.89%	993%
0.00	(0.57)	10.75	9.48	69,700	0.50		2.46	844
0.00	(0.87)	10.35	7.86	20,635	0.50		4.44	1,193
0.00	(0.81)	10.42	13.14	20,314	0.50		6.22	848
0.00	(0.60)	9.97	3.91	3,971	0.50		5.94	1,476

0.00	(0.41)	10.83	4.63	14,996	0.80	(m)	1.70	993
0.00	(0.54)	10.75	9.22	14,920	0.75		2.22	844
0.00	(0.10)	10.35	1.38	8,479	0.75	+	3.24 +	1,193

Prospectus	100

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1	PIMCO Funds: Pacific Investment Management Series

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Prospectus A-2

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Service

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

A-3	PIMCO Funds: Pacific Investment Management Series

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

Prospectus A-4

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-5	PIMCO Funds: Pacific Investment Management Series

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Funds’ annual report discusses the market conditions and invest-ment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds: Pacific Investment Management Series

840 Newport Center Drive

Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

Investment Company Act file number: 811-5028

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

15-25440-02